UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number (811-23474)

KKR Asset-Based Finance Fund
(Exact name of registrant as specified in charter)

555 California Street, 50th Floor
San Francisco, CA 94104
(Address of principal executive offices) (Zip code)

Lori Hoffman
KKR Credit Advisors (US) LLC
555 California Street, 50th Floor
San Francisco, CA 94104
(Name and address of agent for service)

(415) 315-3620
Registrant’s telephone number, including area code

Date of fiscal year end: October 31, 2025
Date of reporting period: October 31, 2025

Item 1. Reports to Stockholders.

KKR Asset-Based Finance Fund
(formerly, KKR Credit Opportunities Portfolio)
Annual Report

October 31, 2025

Asset-Based Finance Fund	October 31, 2025

The KKR Asset-Based Finance Fund (formerly, KKR Credit Opportunities Portfolio) (the “Fund”) files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-PORT within sixty days after the end of the period. The Fund’s Form N-PORT is available on the Commission’s website at www.sec.gov.
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how a Fund voted proxies relating to portfolio securities during the 12-month period ended June 30 will be available (i) without charge, upon request, by calling 855-862-6092; and (ii) on the Commission’s website at www.sec.gov.
INFORMATION ABOUT THE FUND’S TRUSTEES
The statement of additional information includes information about the Fund’s Trustees and is available without charge, upon request, by calling 855-862-6092 and by visiting the Commission’s website at www.sec.gov or the Fund’s website at https://kseries.kkr.com/kabf/.

Asset-Based Finance Fund	October 31, 2025

Management’s Discussion of Fund Performance

Looking Back at Markets – October 31, 2025

Looking back at markets over the period ended October 31, 2025, a key thematic observation has been broad based resilience for credit markets, although cracks in lower quality cohorts have now begun to appear as we approach year end. Markets entered 2025 on firm footing before April’s tariff announcements from the Trump administration presented the first substantial challenge of the year. “Liberation Day” served as a venue for markets to display their resilience, quickly gleaning the emotional clarity they needed. Several trade deals were struck, corporate earnings proved more stable than feared, and asset prices rebounded swiftly after the temporary tariff-induced dislocation. Credit spreads snapped back toward historical tights, equities rallied, and sentiment shifted from defensive to opportunistic. The speed of the recovery reflected a persistent technical: with so much demand chasing limited supply, as more investors leaned in to deploy capital, spreads tightened further, reinforcing a self-perpetuating cycle of tightening and renewed risk appetite. Investors who stepped in during the disruption were rewarded, with the S&P 500 up 38% from the lows as of October 31, 2024.1 This rebound also restored confidence in forward deal pipelines, which had been hesitating on the sidelines earlier in the year.

Throughout Q2, the U.S. Federal Reserve (“Fed”) remained measured, holding rates steady in June and July within the 4.25%–4.50% range. The July meeting struck a hawkish tone, with officials emphasizing inflation risks over labor market softness. However, hawks became doves again at Jackson Hole on August 22, 2025. In his remarks, Fed Chair Jerome Powell noted that the labor market is in a “curious kind of balance” because of weakening in both supply and demand for workers. Given the rising downside risks to employment, Powell conveyed that this fact pattern may warrant adjusting the Fed’s policy stance. As remarks concluded, treasury yields fell, and the S&P 500 rose, touching year-to-date highs as the market became optimistic for a September cut.

On September 15, 2025, the much-anticipated Federal Open Market Committee meeting took place, with markets weighing the prospect of a 25 or 50 basis point cut. Officials ultimately opted for a quarter point reduction and signaled two additional cuts before year-end. Chair Powell highlighted growing signs of labor market weakness, noting that labor demand has softened and the pace of job creation is now running below the break-even rate. Lower rates are generally supportive for levered structures and can provide a tailwind to segments of the leveraged credit and private markets alike. Still, just as earlier rate hikes did not derail the economy on the way up, we do not see this initial cut as a cure-all. While helpful, a single 25 basis point move is unlikely to materially shift the economic backdrop. Our house view is that the Fed will need to deliver at least two more cuts in 2025 to bring policy closer to a level that can meaningfully support growth.

Across markets, 2025 has underscored a new phase for credit: one defined by speed, structure, and partnership. Capital formation and mergers and acquisitions (“M&A”) have become increasingly interconnected as corporates and sponsors alike embrace partnership-driven financing. This theme reflects how capital has evolved beyond traditional lanes. Public and private markets now operate more like an integrated ecosystem, enabling capital to flow with greater precision and purpose.

Looking forward, the market remains characterized by an active technical backdrop, sustained demand for high-quality yield, and a continued emphasis on income compounding over directional risk-taking. It remains our view that the opportunity set today lies not just in access to credit, but in insight—recognizing where scaled and specialized capital can deliver both returns and resilience amid a still-evolving macroeconomic environment.

Traded Credit Markets

The less than feared tariff outcome set the stage for an active summer in credit markets, although we are starting to see more softness in the economy and data now as of the end of October. Sentiment in the loan market, which stalled in April with a 15-day new issue drought, rebounded sharply higher as secondary prices recovered and collateralized loan obligations (“CLO”) demand resumed. July and August’s ~$53 billion2 of global new-issue broadly syndicated loan (“BSL”) CLOs marked an eight-month high, while first-half CLO formation hit its fastest pace in the CLO 2.0 era. As a result, new-issue spreads tightened to multi-year lows, opportunistic issuance resumed, and repricing surged with $151 billion3 in July alone, representing 75% of primary activity.

1 Bloomberg as of October 31, 2025
2 Pitchbook | LCD and KKR Credit Analysis as of August 31, 2025
3 Bloomberg, JPMorgan Research and Pitchbook | LCD as of August 31, 2025

Asset-Based Finance Fund	October 31, 2025

Year-to-date institutional loan issuance reached $875 billion4 as of October 31, of which over 80% comprises repricing and refinancings. This wasn’t a technical bounce, it was a reassertion of risk appetite in the face of complexity. The last week of July was the highest-volume week for M&A for U.S. companies since 2021. Market participants attribute their renewed confidence to the expectation of lower rates and increased certainty from recent trade deal announcements. Yet, while refinancing has surged, forward returns and true capital formation will ultimately depend on a more consistent pickup in M&A activity.

Global high-yield bond issuance passed $210 billion in the first half of the year, while U.S. investment grade issuance reached $1 trillion by August matching all of 2024’s activity in just seven months. M&A-related bond supply also accelerated, with more than $17.4 billion of non-sponsored issuance helping push total M&A/leveraged buyout (“LBO”) issuance to a four-year high of $26.6 billion through midyear. But less than 10% of primary investment grade issuance was earmarked for M&A, which remains low by historical standards5.

At the index level, leveraged loans recovered sharply following Liberation Day with YTD returns for U.S. loans now standing at +4.86% through October 31, 20255. European loans posted softer total return of +3.20%6 over the same period. Notable in both geographies was the wide dispersion between quality cohorts as returns have been driven primarily by BB and B-rated loans while CCC-rated loans have lagged the higher quality portions of both indices6.

U.S. high yield bonds have posted positive YTD returns of +7.27% for the period ending October 31, 2025 while dispersion across rating groups was less pronounced than in loans7. The US BB-rated bond cohort was the strongest performing group posting YTD returns of +7.74%7 while CCC-rated bonds trailed with YTD returns settling at +6.60%7. European bonds have exhibited wider dispersion between quality cohorts as the European Index posted YTD returns of +4.56%7 for the period ending October 31, 2025 as BB-rated bonds led at +5.07%7 while CCC-rated bonds are negative through this period with total return standing at -2.86%7.

Private Credit Markets

Despite lower buyout deal counts in Q2, global direct lending volumes remained robust, with 112 LBOs financed in the first half of 2025 compared to 22 LBOs in the syndicated market for the same period.8 Notably, Europe stood out with record activity, averaging over 40 deals per quarter for the past nine months – the most active in five years. This reinforced our view of European private credit as a source of high-quality credit and relative value (ex- currency pick up), fueled by its fundamental and structural strength. The regional divergence is notable: Europe’s structural tightness in bank lending and attractive valuations are prompting both sponsors and corporates to lean more heavily on private credit, which all ties back to M&A.

Another key trend in private credit has been the emergence and growth of private-style financing solutions for large, investment grade corporates. This evolution has been visible for a few years now as direct lending became the go-to financing option for many transactions that once relied on the broadly syndicated loan market. As corporates grow more active and competitive, their financing needs are evolving in tandem. There is a growing focus now on structuring capital around long-term strategic objectives – not just deal execution.

The market is clearly moving and continues to benefit from the capital-light transformation as one of the strongest tailwinds behind this trend. Mega-deals over $10 billion reached a record high in the first half of 2025, many driven by companies repositioning toward faster-growth, higher-margin businesses. Asset-heavy segments, be it manufacturing plants, logistics networks, or non-core subsidiaries, are increasingly being monetized and transferred to partners better positioned to optimize them, with 2025 on track to have the highest number of public company spin-offs since 2022.9 This “back to core” movement unlocks shareholder value for the seller while creating attractive entry points for private capital to fund, transform, and scale the carved-out businesses.

4 Bloomberg, JPMorgan Research and Pitchbook | LCD as of October 31, 2025
5 Goldman Sachs Research as of August 21, 2025
6 Pitchbook LCD as of October 31, 2025
7 Bloomberg as of October 31, 2025
8 Pitchbook | LCD and KKR Credit Analysis as of August 31, 2025
9 Deal point data, company press releases and public filings

Asset-Based Finance Fund	October 31, 2025

Fund Description and Performance

KKR Asset-Based Finance Fund (formerly, KKR Credit Opportunities Portfolio) (“K-ABF” or, the “Fund”) is a diversified, closed-end management investment company that continuously offers its shares and is operated as an “interval fund.” The Fund’s investment objective is to seek to provide attractive risk-adjusted returns and high current income. The Fund seeks to achieve its investment objectives by investing in a select portfolio with exposure to two primary credit strategies:

•Opportunistic Credit, a conviction-based approach investing in a portfolio consisting primarily of publicly traded high yield bonds, first and second lien secured bank loans and structured credit (e.g., collateralized loan obligations (“CLOs”) and mezzanine debt); and
•Private Credit, which includes directly originated hard and financial asset-based lending, corporate mezzanine debt, as well as directly originated first lien, second lien and unitranche senior loans to primarily upper middle-market companies.

The Fund expects, under normal circumstances, to invest 70-80% of its Managed Assets in the Opportunistic Credit strategy and 20-30% of its Managed Assets11 in the Private Credit strategy, though allocations may vary at the Fund’s discretion.

With respect to Fund performance, returns have been strong on both an absolute basis and relative to broader leveraged credit markets following April’s volatility in traded credit markets, but weakness earlier in 2025 and in the last two months of 2024 has combined for more muted performance for the Fund over the trailing twelve months. For the fiscal year ended October 31, 2025, the Fund’s total return, net of fees and inclusive of dividends, was as follows for each share class: +4.5% (Class I), +4.3% (Class D), +3.8% (Class U), +3.8% (Class T – No Sales Load) and +1.7% (Class T – With Sales Load).10 By comparison, high yield (as measured by the ICE BofA US High Yield Index) returned +8.0% and leveraged loans (as measured by the Morningstar LSTA US Leveraged Loan Index) returned +6.3%. A blended benchmark comprised of 50% ICE BofA US High Yield Index and 50% Morningstar LSTA US Leveraged Loan Index returned +6.3%10 over the same period.

Looking at the trailing 12-month period, K-ABF has lagged both US loans and high yield bonds as lower rated loan positions in the portfolio have faced pressure against a backdrop of elevated default rates, while the Fund’s underweight to high yield bonds has also detracted on a relative basis as the downward trending rate environment has supported bond returns. We note that while performance was weaker in the beginning of the year, the Fund has recovered well in the six-month period following April’s tariff driven volatility. Over the six-months ended October 31, 2025, K-ABF (as measured by Class I) outperformed the 50% High Yield / 50% Leveraged Loan blended benchmark by +64bps.10

Diving into the Fund’s performance drivers over the last twelve months, positions within the liquid credit strategy drove the majority of Fund returns while private credit returns were more modest. At the asset class level, loans were most additive followed by high yield bonds and structured credit. Issuers in Asset Backed, Telecommunications, Media, Technology & Electronics, and Real Estate sectors were the top contributors while issuers in the Healthcare and Automotive sectors detracted over this period. Across the ratings spectrum, B-rated credits were the strongest contributors to performance followed by BB-rated, CCC-rated, and not rated credits. No ratings cohort detracted over the period.

As of October 31, 2025, the Fund’s portfolio is comprised of the following:

Investments in securities	Level 1	Level 2	Level 3	Total
Leveraged Loans	—%	21.32%	18.19%	39.51%
High Yield Securities	—%	16.73%	1.15%	17.88%
Asset Backed Securities	—%	19.07%	10.38%	29.45%
Equity & Other Investments	—%	0.02%	13.10%	13.12%
Foreign Currency Forward Contracts	—%	0.04%	—%	0.04%
Total investments in securities	—%	57.18%	42.82%	100.00%

10 Performance data from US Bank as of October 31, 2025.
11 “Managed Assets” means the total assets of the Fund (including any assets attributable to borrowings for investment purposes) minus the sum of the Fund’s accrued liabilities (other than liabilities representing borrowings for investment purposes).

Asset-Based Finance Fund	October 31, 2025

Business Updates

We thank you for your continued investment and partnership in K-ABF. We look forward to providing ongoing updates and insights regarding the Fund’s positioning and developments within the broader leveraged finance markets. Fund information is available on our website at https://kseries.kkr.com/kabf/.

Disclosures

The Bank of America Merrill Lynch High Yield Master II Index is a market-value weighted index of below investment grade US dollar-denominated corporate bonds publicly issued in the US domestic market. “Yankee” bonds (debt of foreign issuers issued in the US domestic market) are included in the Bank of America Merrill Lynch High Yield Master II Index provided that the issuer is domiciled in a country having investment grade foreign currency long-term debt rating. Qualifying bonds must have maturities of one year or more, a fixed coupon schedule and minimum outstanding of US$100.0 million. In addition, issues having a credit rating lower than BBB3, but not in default, are also included.

The Morningstar LSTA US Leveraged Loan Index is a market value-weighted index designed to measure the performance of the US leveraged loan market based upon market weightings, spreads and interest payments. The index was rolled out in 2000, and it was backloaded with four years of data dating to 1997. It is not possible to invest directly in an index.

Past performance is not an indication of future results. Returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, expense limitations and the effects of compounding. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Total investment return and principal value of your investment will fluctuate, and your shares, when sold, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. An investment in the Fund involves risk, including the risk of loss of principal. For a discussion of the Fund’s risks, see Risk Considerations, Note 3 to the consolidated financial statements. Call 855-330-3927 or visit https://kseries.kkr.com/kabf/ for performance results current to the most recent calendar quarter-end.

Must be preceded or accompanied by a prospectus.

An imbalance in supply and demand in the income market may result in valuation uncertainties and greater volatility, less liquidity, widening credit spreads and a lack of price transparency in the market. Investments in income securities may be affected by changes in the creditworthiness of the issuer and are subject to the risk of non–payment of principal and interest. The value of income securities also may decline because of real or perceived concerns about the issuer’s ability to make principal and interest payments. Borrowing to increase investments (leverage) will exaggerate the effect of any increase or decrease in the value of Fund investments. Investments rated below investment grade (typically referred to as “junk”) are generally subject to greater price volatility and illiquidity than higher rated investments. As interest rates rise, the value of certain income investments is likely to decline. Senior loans are subject to prepayment risk. Investments in foreign instruments or currencies can involve greater risk and volatility than US investments because of adverse market economic, political, regulatory, geopolitical or other conditions. Changes in the value of investments entered for hedging purposes may not match those of the position being hedged. The Fund may engage in other investment practices that may involve additional risks.

Asset-Based Finance Fund	October 31, 2025

Average Annual Total Returns Year Ended October 31, 2025	One Year	Five Year	Since Inception	Value of $1,000,000 investment at the time of inception as of October 31, 2025

KKR Asset-Based Finance Fund				in thousands
Class I (commenced operations on 2/28/2020)	4.53%	6.42%	7.20%	$1,484
Class T (commenced operations on 6/1/2020)	3.78%	5.64%	6.28%	$1,390
Class U (commenced operations on 9/1/2020)	3.81%	5.56%	5.39%	$1,312
Class D (commenced operations on 1/31/2022)	4.31%	—%	4.94%	$1,198
ICE BofA Merrill Lynch High Yield Master II Index®	8.11%	5.53%	5.18%	$1,332
Morningstar LSTA US Leveraged Loan Index	6.32%	6.97%	6.17%	$1,405
Past performance is not an indication of future results. The above graph and average annual total returns table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares.

Asset-Based Finance Fund	October 31, 2025

Consolidated Schedule of Investments
(in thousands, except share data)

Issuer	Asset	Reference Rate & Spread	Maturity Date	Currency	Par	Fair Value	Footnotes
Leveraged Loans - 51.33%

Aerospace & Defense - 0.31%
Ultra Electronics Holdings Ltd	TL 1L B 11/21	SOFR + 3.75%	8/3/2029	USD	129	$130
Ultra Electronics Holdings Ltd	TL 1L B 11/21	EURIBOR + 3.75%	8/6/2029	EUR	104	120
V2X LLC	TL 1L B 12/21	SOFR + 2.25%	12/6/2030	USD	1,485	1,487

Air Freight & Logistics - 0.08%
CSafe Global	Revolver 1L 03/24	SOFR + 5.75%	3/8/2029	USD	36	29	(a) (b) (f)
CSafe Global	TL 1L 03/24	SONIA + 5.75%	12/14/2028	GBP	48	64	(a) (b)
CSafe Global	TL 1L 03/24	SOFR + 5.75%	12/14/2028	USD	344	348	(a) (b)
CSafe Global	TL 1L DD 03/24	SOFR + 5.75%	12/14/2028	USD	15	15	(a) (b)

Alternative Carriers - 1.83%
Level 3 Financing Inc	TL 1L B4 09/25	SOFR + 3.25%	3/29/2032	USD	2,047	2,047
Lumen Technologies Inc	TL 1L B2 03/24	SOFR + 2.35%	4/15/2030	USD	4,933	4,915
Zayo Group LLC	TL 1L 09/25	SOFR + 3.00%	3/11/2030	USD	3,360	3,216

Application Software - 5.06%
Ellucian Inc	TL 2L 11/24	SOFR + 4.75%	11/22/2032	USD	1,478	1,499
Envestnet Inc	TL 1L B 09/24	SOFR + 3.00%	11/25/2031	USD	2,286	2,296
Granicus Inc	Revolver 1L 01/24	SOFR + 5.25%	1/17/2031	USD	23	—	(a) (b) (f)
Granicus Inc	TL 1L 01/24	2.25% PIK, SOFR + 3.50%	1/17/2031	USD	166	166	(a) (b) (c)
Granicus Inc	TL 1L DD 01/24	2.25% PIK, SOFR + 3.00%	1/17/2031	USD	25	25	(a) (b) (c)
Qlik Technologies Inc	TL 1L 11/24	SOFR + 3.25%	10/26/2030	USD	3,988	3,994
Qualtrics International Inc	TL 1L B2 02/25	SOFR + 2.25%	6/28/2030	USD	3,040	3,019
Solera LLC	TL 2L 06/21	SOFR + 9.00%	6/4/2029	USD	17,315	17,180	(b)

Automotive Parts & Equipment - 0.55%
Belron Finance Ltd	TL 1L B 07/25	SOFR + 2.25%	10/16/2031	USD	3,040	3,059

Broadcasting - 3.41%
EW Scripps Co/The	Revolver 1L 04/25	SOFR + 6.25%	3/31/2028	USD	381	236	(b) (f)
NEP Broadcasting LLC	TL 1L B 09/25	EURIBOR + 4.75%	10/17/2031	EUR	145	159
NEP Broadcasting LLC	TL 1L B 09/25	SOFR + 4.50%	10/17/2031	USD	19,361	18,623

Building Products - 1.09%
DiversiTech Holdings Inc	TL 2L B 12/21	SOFR + 6.50%	12/22/2032	USD	1,945	1,980
Oldcastle Buildingenvelope Inc	TL 1L B 04/22	SOFR + 4.25%	4/29/2029	USD	4,558	4,120

Cable & Satellite - 0.02%
See accompanying notes to consolidated financial statements.

Asset-Based Finance Fund	October 31, 2025

Issuer	Asset	Reference Rate & Spread	Maturity Date	Currency	Par	Fair Value	Footnotes
Virgin Media Inc	TL 1L 09/19	SOFR + 2.50%	1/31/2028	USD	99	$99

Casinos & Gaming - 0.11%
Entain PLC	TL 1L B3 07/25	SOFR + 2.25%	10/31/2029	USD	625	626	(e)

Commercial Printing - 0.69%
Multi-Color Corp	TL 1L B 10/21	EURIBOR + 5.00%	10/30/2028	EUR	4,482	3,833

Commodity Chemicals - 0.94%
Ineos Quattro Holdings Ltd	TL 1L B 01/20	EURIBOR + 2.00%	1/29/2027	EUR	3,876	4,333
SI Group Inc	TL 1L B-1A 09/24		10/16/2028	USD	4,336	515	(a) (d)
SI Group Inc	TL 1L B-1B 09/24	0.75% PIK, SOFR + 4.75%	10/16/2028	USD	3,233	384	(a) (c)

Construction & Engineering - 1.08%
Fortna Group Inc	Revolver 1L 01/25	SOFR + 4.75%	6/1/2029	USD	513	257	(a) (b) (f)
John Wood Group PLC	Revolver 1L 09/25	SOFR + 5.50%	10/31/2028	USD	14,363	5,745	(a) (b) (f)

Construction Machinery & Heavy Transportation Equipment - 1.34%
Accuride Corp	TL 1L 03/25	3.00% PIK, SOFR + 1.50%	3/7/2030	USD	3,236	7,310	(a) (b) (c)
Shaw Development LLC	TL 1L 10/23	SOFR + 6.00%	10/30/2029	USD	146	140	(a) (b)

Consumer Finance - 0.63%
Discover Financial Services	TL 1L DD 09/24	15.00%	9/6/2034	USD	729	729	(a) (b)
Navient Corp	TL 06/25 Class B	SOFR + 2.20%	6/15/2072	USD	1,538	1,539	(a) (b)
Navient Corp	TL 06/25 Class C	SOFR + 3.15%	6/15/2072	USD	1,228	1,228	(a) (b)

Data Processing & Outsourced Services - 0.11%
Encora Digital LLC	TL 1L 12/21 PIK	9.75% PIK	12/20/2029	USD	615	602	(a) (b) (c)

Diversified Chemicals - 0.12%
Trinseo Materials Operating SCA / Trinseo Materials Finance Inc	Revolver 1L 07/24	SOFR + 4.75%	1/18/2028	USD	732	688	(b) (f)

Diversified Metals & Mining - 0.02%
Foresight Energy LLC	TL 1L A 06/20	SOFR + 8.00%	6/30/2027	USD	118	115	(a) (b)

Diversified Support Services - 0.24%
Apex Service Partners LLC	Revolver 1L 09/24	SOFR + 5.00%	10/24/2029	USD	26	4	(a) (b) (f)
Apex Service Partners LLC	TL 1L 09/24	SOFR + 5.00%	10/24/2030	USD	299	302	(a) (b)
Apex Service Partners LLC	TL 1L 09/24	SOFR + 5.00%	10/24/2030	USD	77	78	(a) (b)
Apex Service Partners LLC	TL Unsec 10/23 PIK	14.25% PIK	4/23/2031	USD	85	88	(a) (b) (c)
Apex Service Partners LLC	TL Unsec DD 10/23 PIK	14.25% PIK	4/23/2031	USD	41	42	(a) (b) (c)
Legence Holdings LLC (aka Therma)	TL 1L 10/25	SOFR + 2.25%	12/16/2031	USD	617	619
Service Express Inc	Revolver 1L 08/24	SOFR + 4.75%	8/15/2031	USD	27	—	(a) (b) (f)
Service Express Inc	TL 1L 08/24	SOFR + 4.75%	8/15/2031	USD	195	197	(a) (b)
Service Express Inc	TL 1L DD 08/24	SOFR + 4.75%	8/15/2031	USD	47	11	(a) (b) (f)
See accompanying notes to consolidated financial statements.

Asset-Based Finance Fund	October 31, 2025

Issuer	Asset	Reference Rate & Spread	Maturity Date	Currency	Par	Fair Value	Footnotes

Education Services - 0.44%
IU Finance Management GmbH	TL 1L B 11/24	EURIBOR + 3.75%	12/8/2031	EUR	2,104	$2,444

Electrical Components & Equipment - 2.06%
Sunrun Charis Portfolio 2023 LLC	TL 1L 07/23	6.93%	7/20/2053	USD	5,080	5,309	(b)
Sunrun Romulus Portfolio 2024 LLC	TL 1L 02/24	6.48%	1/31/2054	USD	6,018	6,180	(b)

Environmental & Facilities Services - 0.70%
48Forty Solutions LLC	Revolver 1L 03/22		11/30/2029	USD	610	156	(a) (b) (d) (f)
48Forty Solutions LLC	TL 1L 02/22		11/30/2029	USD	4,587	2,101	(a) (b) (d)
48Forty Solutions LLC	TL 1L 03/22		11/30/2029	USD	3,203	1,467	(a) (b) (d)
Arcwood Environmental	Revolver 1L 01/24	SOFR + 5.50%	1/31/2030	USD	23	—	(a) (b) (f)
Arcwood Environmental	TL 1L 01/24	SOFR + 5.50%	1/31/2031	USD	165	165	(a) (b)

Financial Exchanges & Data - 0.55%
IntraFi Network LLC	TL 1L B 01/25	SOFR + 3.50%	7/31/2031	USD	3,073	3,057

Food Distributors - 0.15%
Lipari Foods LLC	TL 1L 10/22	SOFR + 6.50%	10/31/2028	USD	751	730	(a) (b)
Lipari Foods LLC	TL 1L DD 10/22	SOFR + 6.50%	10/31/2028	USD	97	94	(a) (b)

Health Care Equipment - 3.57%
Drive DeVilbiss Healthcare LLC	TL 1L 03/21		6/1/2026	USD	21,702	16,257	(a) (b) (d)
Drive DeVilbiss Healthcare LLC	TL 1L 09/22 PIK	9.00% PIK, SOFR + 1.00%	6/1/2026	USD	3,297	3,355	(a) (b) (c)
Zeus Industrial Products Inc	Revolver 1L 02/24	SOFR + 5.50%	2/28/2030	USD	36	(2)	(a) (b) (f)
Zeus Industrial Products Inc	TL 1L 02/24	3.00% PIK, SOFR + 3.00%	2/28/2031	USD	259	247	(a) (b) (c)
Zeus Industrial Products Inc	TL 1L DD 02/24	SOFR + 5.50%	2/28/2031	USD	48	22	(a) (b) (f)

Health Care Facilities - 0.55%
Independent Vetcare Ltd	TL 1L B11 01/24	EURIBOR + 4.00%	12/12/2028	EUR	653	754
Mehilainen Oy	TL 1L 06/25	EURIBOR + 3.50%	8/5/2031	EUR	1,304	1,518
ScionHealth	TL 1L B 12/21	SOFR + 5.25%	12/23/2028	USD	2,364	782	(a)

Health Care Services - 3.00%
Affordable Care Inc	Revolver 1L 08/21	SOFR + 5.50%	8/2/2027	USD	177	92	(a) (b) (f)
Affordable Care Inc	TL 1L 08/21	3.25% PIK, SOFR + 2.75%	8/2/2028	USD	1,615	1,503	(a) (b) (c)
Affordable Care Inc	TL 1L DD 08/21	3.25% PIK, SOFR + 2.75%	8/2/2028	USD	290	270	(a) (b) (c)
Affordable Care Inc	TL 1L DD 08/23	3.25% PIK, SOFR + 2.75%	8/2/2028	USD	315	293	(a) (b) (c)
American Vision Partners	Revolver 1L 09/21	SOFR + 5.75%	9/30/2026	USD	158	54	(a) (b) (f)
American Vision Partners	TL 1L 09/21	SOFR + 5.75%	9/30/2027	USD	1,852	1,852	(a) (b)
American Vision Partners	TL 1L DD 09/21	SOFR + 5.75%	9/30/2027	USD	765	765	(a) (b)
Amerivet Partners Management Inc	Revolver 1L 02/22	SOFR + 5.50%	2/25/2028	USD	197	(3)	(a) (b) (f)
See accompanying notes to consolidated financial statements.

Asset-Based Finance Fund	October 31, 2025

Issuer	Asset	Reference Rate & Spread	Maturity Date	Currency	Par	Fair Value	Footnotes
Amerivet Partners Management Inc	TL 1L 02/22	SOFR + 5.50%	2/25/2028	USD	1,132	$1,117	(a) (b)
Amerivet Partners Management Inc	TL 1L DD 02/22	SOFR + 5.50%	2/25/2028	USD	69	68	(a) (b)
Amerivet Partners Management Inc	TL 1L DD 11/22	SOFR + 5.50%	2/25/2028	USD	524	518	(a) (b)
CHG Healthcare Services Inc	TL 1L 07/25	SOFR + 2.75%	9/29/2028	USD	1,472	1,478
Dental365 LLC	Revolver 1L 05/24	SOFR + 5.00%	5/5/2028	USD	32	—	(a) (b) (f)
Dental365 LLC	TL 1L 05/24	SOFR + 5.00%	8/5/2028	USD	87	87	(a) (b)
Dental365 LLC	TL 1L DD 05/24	SOFR + 5.00%	8/7/2028	USD	86	86	(a) (b)
Dental365 LLC	TL 1L DD 05/24	SOFR + 5.00%	8/5/2028	USD	47	47	(a) (b)
Inizio Group Ltd	TL 1L B 08/21	EURIBOR + 4.00%	8/19/2028	EUR	1,315	1,511
MB2 Dental Solutions LLC	Revolver 1L 02/24	SOFR + 5.50%	2/13/2031	USD	21	4	(a) (b) (f)
MB2 Dental Solutions LLC	TL 1L 02/24	SOFR + 5.50%	2/13/2031	USD	302	305	(a) (b)
MB2 Dental Solutions LLC	TL 1L DD 1 02/24	SOFR + 5.50%	2/13/2031	USD	106	49	(a) (b) (f)
MB2 Dental Solutions LLC	TL 1L DD 2 02/24	SOFR + 5.50%	2/13/2031	USD	44	44	(a) (b)
MB2 Dental Solutions LLC	TL Mezz 10/24 PIK	14.50% PIK	8/13/2031	USD	580	571	(a) (b) (c)
Sotera Health Holdings LLC	TL 1L B 09/25	SOFR + 2.50%	5/30/2031	USD	2,925	2,939
Southern Veterinary Partners LLC	TL 1L B 07/25	SOFR + 2.50%	12/4/2031	USD	3,067	3,069

Health Care Technology - 1.92%
Milano Acquisition Corp	TL 1L 08/20	SOFR + 4.00%	10/1/2027	USD	7,721	7,663
Zelis Healthcare LLC	TL 1L B 01/24	SOFR + 2.75%	9/28/2029	USD	3,071	3,031

Hotels, Resorts & Cruise Lines - 0.16%
Travel + Leisure Co	TL 1L B 12/24	SOFR + 2.50%	12/14/2029	USD	866	869

Human Resource & Employment Services - 0.37%
SIRVA Worldwide Inc	TL 1L 08/24	SOFR + 8.00%	2/20/2029	USD	269	269	(a) (b)
SIRVA Worldwide Inc	TL 1L 08/24	5.00% PIK, SOFR + 3.00%	8/20/2029	USD	1,151	1,151	(a) (b) (c)
SIRVA Worldwide Inc	TL 1L DD 08/24	SOFR + 8.00%	2/20/2029	USD	1,008	638	(a) (b) (f)

Industrial Machinery & Supplies & Components - 1.08%
CPM Holdings Inc	TL 1L 09/23	SOFR + 4.50%	9/28/2028	USD	2,045	2,042
Dexko Global Inc	TL 1L 10/21	EURIBOR + 4.00%	10/4/2028	EUR	407	456
Dexko Global Inc	TL 1L B 09/21	SOFR + 3.75%	10/4/2028	USD	1,095	1,081
Dexko Global Inc	TL 1L B 09/21	EURIBOR + 4.00%	10/4/2028	EUR	309	346
Engineered Machinery Holdings Inc	TL 2L 08/21	SOFR + 6.00%	5/21/2029	USD	298	299
Time Manufacturing Co	Revolver 1L 12/21	SOFR + 6.50%	12/1/2027	USD	154	123	(a) (b) (f)
Time Manufacturing Co	TL 1L 06/22	EURIBOR + 6.50%	12/1/2027	EUR	378	348	(a) (b)
Time Manufacturing Co	TL 1L 12/21	SOFR + 6.50%	12/1/2027	USD	935	747	(a) (b)
Time Manufacturing Co	TL 1L 12/21	EURIBOR + 6.50%	12/1/2027	EUR	603	556	(a) (b)

Insurance Brokers - 1.49%
See accompanying notes to consolidated financial statements.

Asset-Based Finance Fund	October 31, 2025

Issuer	Asset	Reference Rate & Spread	Maturity Date	Currency	Par	Fair Value	Footnotes
Integrity Marketing Group LLC	TL 1L 08/24	SOFR + 5.00%	8/25/2028	USD	8,296	$8,296	(a) (b)

Interactive Media & Services - 1.65%
Twitter Inc	TL 1L 02/25	9.50%	10/26/2029	USD	4,464	4,484
Twitter Inc	TL 1L B1 10/22	SOFR + 6.50%	10/26/2029	USD	4,839	4,724

Internet Services & Infrastructure - 0.39%
team.blue Finco SARL	TL 1L 09/25	EURIBOR + 3.70%	9/30/2029	EUR	1,871	2,147

IT Consulting & Other Services - 1.42%
3Pillar Global Inc	Revolver 1L 11/21	SOFR + 6.00%	11/23/2026	USD	186	51	(a) (b) (f)
3Pillar Global Inc	TL 1L 11/21	SOFR + 6.00%	11/23/2027	USD	1,882	1,822	(a) (b)
3Pillar Global Inc	TL 1L DD 11/21	SOFR + 6.00%	11/23/2027	USD	606	587	(a) (b)
Sabre Inc	TL 1L B1 06/21	SOFR + 3.50%	12/17/2027	USD	964	919
Sabre Inc	TL 1L B1 11/24	SOFR + 6.00%	11/15/2029	USD	3,969	3,696
Sabre Inc	TL 1L B2 06/21	SOFR + 3.50%	12/17/2027	USD	589	562
Sabre Inc	TL 1L B2 11/24	SOFR + 6.00%	11/15/2029	USD	266	247

Leisure Facilities - 0.81%
Aimbridge Acquisition Co Inc	TL 1L 02/25 (First Out)	SOFR + 5.50%	3/11/2030	USD	2,699	2,699	(b)
Aimbridge Acquisition Co Inc	TL 1L 02/25 (Second Out)	6.00% PIK, SOFR + 1.50%	3/11/2030	USD	1,830	1,830	(b) (c)

Leisure Products - 2.24%
Camping World Good Sam	TL 1L B 05/21	SOFR + 2.50%	6/3/2028	USD	8,386	8,199
Topgolf Callaway Brands Corp	TL 1L B 03/23	SOFR + 3.00%	3/15/2030	USD	4,318	4,293

Life Sciences Tools & Services - 0.15%
Clinigen Ltd	TL 1L B 01/25	EURIBOR + 3.50%	4/19/2029	EUR	760	855

Oil & Gas Storage & Transportation - 0.36%
Brazos Midstream Holdings LLC	TL 1L B 07/25	SOFR + 2.50%	2/11/2030	USD	497	498
UGI Energy Services LLC	TL 1L B 06/24	SOFR + 2.50%	2/22/2030	USD	1,518	1,527

Other Specialized REITs - 0.65%
Pretium Partners LLC P1	P1 Mezz TL Unsec 08/19	5.25% PIK, 2.75%	10/22/2026	USD	433	433	(a) (b) (c)
Pretium Partners LLC P2	TL 1L 12/21	11.00%	12/16/2029	USD	3,271	3,205	(a) (b)

Other Specialty Retail - 0.37%
Harbor Freight Tools USA Inc	TL 1L B 05/24	SOFR + 2.25%	6/11/2031	USD	2,104	2,079

Packaged Foods & Meats - 0.16%
Valeo Foods Group Ltd	TL 1L 05/21	EURIBOR + 4.00%	9/29/2028	EUR	750	865

Paper & Plastic Packaging Products & Materials - 0.04%
Pretium Packaging LLC	TL 2L 09/21		10/1/2029	USD	810	199	(b) (d)

See accompanying notes to consolidated financial statements.

Asset-Based Finance Fund	October 31, 2025

Issuer	Asset	Reference Rate & Spread	Maturity Date	Currency	Par	Fair Value	Footnotes
Passenger Airlines - 2.04%
Bond Aviation Holdings LLC	TL 1L DD 10/25	9.00%	10/20/2033	USD	3,956	$465	(b) (f)
Bond Aviation Holdings LLC	TL 1L DD 10/25 (PDP)	9.00%	10/20/2033	USD	12,154	646	(b) (f)
Philippine Airlines 777	TL 1L DD 07/25	6.51%	10/26/2027	USD	3,746	2,399	(b) (f)
Philippine Airlines 777	TL 1L DD 07/25	6.50%	12/11/2027	USD	3,746	2,400	(b) (f)
Setna SPV I	TL 1L DD 10/25	5.86%	12/2/2031	USD	8,299	4,274	(b) (f)
Vietjet Aviation JSC	TL 1L DD 03/25	9.36%	3/28/2037	USD	2,388	1,187	(b) (f)

Pharmaceuticals - 0.62%
Antigua Bidco Ltd	TL 1L B3 05/24	EURIBOR + 4.25%	2/28/2030	EUR	1,485	834
Dechra Pharmaceuticals Ltd	TL 1L B 12/24	EURIBOR + 3.50%	1/27/2032	EUR	733	853
iNova Pharmaceuticals (Australia) Pty Limited	TL 1L B 11/24	BBSY + 4.75%	11/15/2031	AUD	1,303	861	(b)
iNova Pharmaceuticals (Australia) Pty Limited	TL 1L DD C 11/24	BBSY + 4.75%	11/15/2031	AUD	149	1	(b) (f)
Laboratoires Vivacy SAS	TL 1L B 03/23	EURIBOR + 6.70%	3/20/2030	EUR	804	882	(a) (b) (c)
Laboratoires Vivacy SAS	TL 1L DD 03/23	EURIBOR + 6.70%	3/20/2030	EUR	63	8	(a) (b) (f)

Property & Casualty Insurance - 0.76%
Alacrity Solutions Group LLC	Revolver 1L 02/25	SOFR + 5.25%	2/28/2030	USD	507	—	(a) (b) (f)
Alacrity Solutions Group LLC	TL 1L 02/25	5.25% PIK, SOFR + 1.00%	2/28/2030	USD	3,115	3,115	(a) (b) (c)
Alacrity Solutions Group LLC	TL 1L 03/25	SOFR + 5.25%	2/28/2030	USD	42	42	(a) (b)
Alacrity Solutions Group LLC	TL 1L DD 02/25	SOFR + 5.25%	2/28/2030	USD	674	—	(a) (b) (f)
Alacrity Solutions Group LLC	TL Mezz 02/25 PIK	8.00% PIK	2/28/2030	USD	1,075	1,075	(a) (b) (c)

Publishing - 0.20%
Emerald Expositions Holding Inc	TL 1L B 08/25	SOFR + 3.25%	1/30/2032	USD	1,111	1,119

Real Estate Operating Companies - 0.18%
Opendoor Labs Inc	TL DD 02/25	12.50%	2/25/2029	USD	1,487	1,002	(a) (b) (f)

Single-Family Residential REITs - 1.44%
Avenue One PropCo	TL Unsec DD 03/24	7.00% PIK	3/15/2034	USD	8,049	8,049	(a) (b) (c)

Soft Drinks & Non-alcoholic Beverages - 0.38%
Primo Brands Corp	TL 1L B 01/25	SOFR + 2.25%	3/31/2028	USD	1,607	1,613
Tropicana Products Inc	Revolver 1L 02/25	SOFR + 4.75%	1/24/2029	USD	5,129	512	(a) (b) (f)

Specialized Consumer Services - 0.07%
Spotless Brands LLC	TL 1L 02/23	SOFR + 5.75%	7/25/2028	USD	152	154	(a) (b)
Spotless Brands LLC	TL 1L DD 02/23	SOFR + 5.75%	7/25/2028	USD	232	234	(a) (b)

Specialized Finance - 0.02%
BHG FUNDING 05 LLC	TL 1L DD 11/22		11/8/2027	USD	110	111	(b) (g)

Specialty Chemicals - 1.30%
See accompanying notes to consolidated financial statements.

Asset-Based Finance Fund	October 31, 2025

Issuer	Asset	Reference Rate & Spread	Maturity Date	Currency	Par	Fair Value	Footnotes
Champion/DSM engg	TL 1L B1 03/23	SOFR + 5.50%	3/29/2030	USD	7,213	$6,304
Flint Group GmbH	TL 2L B 09/23 PIK	6.90% PIK, SOFR + 0.10%	12/31/2027	USD	403	28	(c)
Flint Group GmbH	TL 2L B 09/23 PIK	6.90% PIK, EURIBOR + 0.10%	12/31/2027	EUR	1,093	89	(c)
Solenis International LP	TL 1L B 05/24	EURIBOR + 3.75%	6/20/2031	EUR	719	829

Systems Software - 2.43%
Civica Group Ltd	TL 1L 08/23	BBSW + 5.50%	8/30/2030	AUD	12	8	(a) (b)
Civica Group Ltd	TL 1L 08/23	SONIA + 5.50%	8/30/2030	GBP	222	291	(a) (b)
Civica Group Ltd	TL 1L DD 08/23	SONIA + 5.50%	8/30/2030	GBP	94	57	(a) (b) (f)
Precisely Software Inc	TL 1L B 10/21	SOFR + 4.00%	4/24/2028	USD	4,416	4,270
Precisely Software Inc	TL 2L 03/21	SOFR + 7.25%	4/23/2029	USD	5,149	4,966
SolarWinds Holdings Inc	TL 1L 03/25	SOFR + 4.00%	4/16/2032	USD	3,965	3,950
TOTAL LEVERAGED LOANS (Amortized cost $303,200)						$286,030
See accompanying notes to consolidated financial statements.

Asset-Based Finance Fund	October 31, 2025

Issuer	Asset	Maturity Date	Currency	Par	Fair Value	Footnotes
High Yield Securities - 23.25%

Aerospace & Defense - 0.69%
Ultra Electronics Holdings Ltd	7.25% 01/2030	8/4/2030	USD	870	$870	(a) (b)
Ultra Electronics Holdings Ltd	9.0% PIK 01/2031	8/4/2031	USD	2,983	2,983	(a) (b) (c)

Alternative Carriers - 1.80%
Level 3 Financing Inc	3.875% 10/2030	10/15/2030	USD	2,407	2,168	(e)
Level 3 Financing Inc	4.000% 04/2031	4/15/2031	USD	4,469	4,011	(e)
Zayo Group LLC	6.250% 03/2030	3/9/2030	USD	4,064	3,868	(c) (e)

Application Software - 0.38%
Cision Ltd	10.000% 06/2031	6/30/2031	USD	9,138	1,508	(e)
Dye & Durham Ltd	8.625% 04/2029	4/15/2029	USD	638	605	(e)

Automotive Parts & Equipment - 0.70%
Garrett Motion Inc	7.750% 05/2032	5/31/2032	USD	1,851	1,950	(e)
Truck Hero Inc	6.250% 02/2029	2/1/2029	USD	3,276	1,962	(a) (e)

Automotive Retail - 0.82%
Mavis Discount Tire Inc	6.500% 05/2029	5/15/2029	USD	4,591	4,546	(e)

Biotechnology - 0.34%
Immunocore Holdings PLC	2.500% 02/2030	2/1/2030	USD	2,163	1,913

Broadline Retail - 0.38%
Bubbles Bidco SPA	4.250% 09/2031 FRN	9/30/2031	EUR	1,831	2,126	(e)

Building Products - 1.97%
Oldcastle Buildingenvelope Inc	9.500% 04/2030	4/15/2030	USD	6,359	4,637	(e)
PrimeSource Building Products Inc	8.750% 12/2030	12/31/2030	USD	6,364	6,362	(e)

Cable & Satellite - 2.14%
Cable One Inc	4.000% 11/2030	11/15/2030	USD	2,771	2,193	(e)
Cablevision Lightpath LLC	5.625% 09/2028	9/15/2028	USD	4,953	4,907	(e)
CSC Holdings LLC (Altice USA)	11.750% 01/2029	1/31/2029	USD	706	558	(e)
CSC Holdings LLC (Altice USA)	4.125% 12/2030	12/1/2030	USD	6,904	4,255	(e)

Casinos & Gaming - 0.55%
Allwyn International AS	7.250% 04/2030	4/30/2030	EUR	1,218	1,482	(e)
Great Canadian Gaming Corp	8.750% 11/2029	11/15/2029	USD	1,598	1,564	(e)

Construction & Engineering - 0.68%
Brand Energy & Infrastructure Services Inc	10.375% 08/2030	8/1/2030	USD	1,353	1,304	(e)
Maxim Crane Works LP / Maxim Finance Corp	11.500% 09/2028	9/1/2028	USD	2,334	2,471	(e)

See accompanying notes to consolidated financial statements.

Asset-Based Finance Fund	October 31, 2025

Issuer	Asset	Maturity Date	Currency	Par	Fair Value	Footnotes
Consumer Finance - 0.16%
Global Lending Services LLC	12.500% 02/2033	2/5/2033	USD	140	$140	(a) (b) (c)
Global Lending Services LLC	12.500% 05/2033	5/5/2033	USD	84	84	(a) (b)
Global Lending Services LLC	12.500% 08/2033	8/5/2033	USD	81	81	(a) (b)
Global Lending Services LLC	12.500% 12/2032	12/31/2032	USD	109	109	(a) (b) (c)
Global Lending Services LLC	12.500% 12/2032	12/31/2032	USD	130	130	(a) (b) (c)
Vehicle Secured Funding Trust	15.000% 01/2046	1/25/2046	USD	335	335	(b) (c)

Diversified Chemicals - 1.34%
Chemours Co/The	4.625% 11/2029	11/15/2029	USD	2,296	2,017	(e)
Chemours Co/The	5.750% 11/2028	11/15/2028	USD	1,960	1,880	(e)
Chemours Co/The	8.000% 01/2033	1/15/2033	USD	2,084	2,016	(e)
Fire BC SpA	10.000% 02/2028	2/6/2028	EUR	1,276	1,545	(e)

Diversified Support Services - 0.87%
Allied Universal Holdco LLC	6.000% 06/2029	6/1/2029	USD	2,426	2,374	(e)
Garda World Security Corp	8.250% 08/2032	8/1/2032	USD	1,223	1,246	(e)
Garda World Security Corp	8.375% 10/2032	11/15/2032	USD	1,227	1,250	(e)

Health Care Technology - 0.00%
Teladoc Health Inc	1.250% 06/2027	6/1/2027	USD	3	3

Hotels, Resorts & Cruise Lines - 0.50%
NCL Corp Ltd	0.875% 04/2030	4/15/2030	USD	2,477	2,759	(e)

Industrial Machinery & Supplies & Components - 1.04%
SPX FLOW Inc	8.750% 04/2030	4/1/2030	USD	5,643	5,793	(e)

IT Consulting & Other Services - 1.01%
Sabre Inc	10.750% 11/2029	11/15/2029	USD	2,152	2,052	(e)
Sabre Inc	11.125% 07/2030	7/15/2030	USD	2,132	2,017	(e)
Sabre Inc	7.320% 08/2026	8/1/2026	USD	1,544	1,570

Leisure Facilities - 0.92%
Merlin Entertainments PLC	4.500% 11/2027	11/15/2027	EUR	2,851	3,129	(e)
Merlin Entertainments PLC	6.625% 11/2027	11/15/2027	USD	1,997	1,934	(e)
Merlin Entertainments PLC	7.375% 06/2030	6/15/2030	EUR	41	42	(e)

Oil & Gas Equipment & Services - 0.42%
Archrock Partners LP / Archrock Partners Finance Corp	6.875% 04/2027	4/1/2027	USD	176	177	(e)
Aris Water (fka Solaris Midstream Holdings LLC)	7.250% 04/2030	4/1/2030	USD	2,009	2,141	(e)

Oil & Gas Exploration & Production - 0.31%
Talos Production Inc	9.375% 02/2031	2/1/2031	USD	1,697	1,737	(e)

See accompanying notes to consolidated financial statements.

Asset-Based Finance Fund	October 31, 2025

Issuer	Asset	Maturity Date	Currency	Par	Fair Value	Footnotes
Oil & Gas Storage & Transportation - 1.29%
Genesis Energy	8.875% 04/2030	4/15/2030	USD	1,739	$1,834
NGL Energy Partners LP / NGL Energy Finance Corp	8.125% 02/2029	2/15/2029	USD	1,774	1,817	(e)
NGL Energy Partners LP / NGL Energy Finance Corp	8.375% 02/2032	2/15/2032	USD	2,387	2,443	(e)
TransMontaigne Partners LLC	8.500% 06/2030	6/15/2030	USD	1,024	1,073	(e)

Paper & Plastic Packaging Products & Materials - 1.03%
Novolex Holdings LLC	8.750% 04/2030	4/15/2030	USD	5,725	5,742	(e)

Paper Products - 0.76%
Fiber Bidco Spa	10.750% 06/2029 SUN	6/15/2029	EUR	4,106	4,234	(c) (d) (e)

Property & Casualty Insurance - 0.65%
IQUW UK Ltd	8.807% 01/2035	3/19/2035	USD	3,552	3,614	(a) (b)

Real Estate Services - 1.25%
Anywhere Real Estate Group LLC	7.000% 04/2030	4/15/2030	USD	3,022	3,046	(e)
Anywhere Real Estate Group LLC	9.750% 04/2030	4/15/2030	USD	3,573	3,893	(e)

Research & Consulting Services - 0.18%
Amentum Holdings Inc	7.250% 08/2032	8/1/2032	USD	948	987	(e)

Restaurants - 1.08%
Golden Nugget Inc.	6.750% 07/2030	1/15/2030	USD	6,479	6,011	(e)
TOTAL HIGH YIELD SECURITIES (Amortized cost $137,098)					$129,498

See accompanying notes to consolidated financial statements.

Asset-Based Finance Fund	October 31, 2025

Issuer	Asset	Reference Rate & Spread	Maturity Date	Currency	Par	Fair Value	Footnotes
Asset Backed Securities - 38.29%

Consumer Finance - 2.98%
Laurel Road Prime Student Loan Trust 2017-B	DRB 2017-B R	0.00%	8/25/2042	USD	1	$1,247	(b) (e) (i)
Regional Management Issuance Trust 2025-2	RMIT 2025-2 D	6.01%	11/16/2037	USD	1,281	1,281	(e)
Sunrun Bacchus Issuer 2025-1 LLC	SUNRN 2025-1A A2B	6.41%	4/30/2060	USD	13,999	14,059	(a) (e) (h)

Diversified Real Estate Activities - 11.88%
Cross 2025-H7 Mortgage Trust	CROSS 2025-H7 B1A	6.09%	9/25/2070	USD	350	348	(e)
HTAP Issuer Trust 2025-2	HTAP 2025-2 A	6.50%	6/25/2043	USD	14,755	14,721	(e)
HTAP Issuer Trust 2025-2	HTAP 2025-2 B	8.00%	6/25/2043	USD	829	825	(e)
JP Morgan Mortgage Trust Series 2025-NQM4	JPMMT 2025-NQM4 M1B	5.99%	3/25/2066	USD	609	609	(e)
LHOME Mortgage Trust 2025-RTL3	LHOME 2025-RTL3 M1	6.89%	8/25/2040	USD	486	489	(e)
LHOME Mortgage Trust 2025-RTL3	LHOME 2025-RTL3 M2	8.73%	8/25/2040	USD	347	348	(e)
Morgan Stanley Residential Mortgage Loan Trust 2025-DSC3	MSRM 2025-DSC3 AIOS	0.33%	9/25/2070	USD	72,198	466	(e)
Morgan Stanley Residential Mortgage Loan Trust 2025-DSC3	MSRM 2025-DSC3 B1	6.43%	9/25/2070	USD	1,994	1,963	(e)
Morgan Stanley Residential Mortgage Loan Trust 2025-DSC3	MSRM 2025-DSC3 B2	7.09%	9/25/2070	USD	2,285	2,231	(e)
Morgan Stanley Residential Mortgage Loan Trust 2025-DSC3	MSRM 2025-DSC3 B3	7.09%	9/25/2070	USD	1,160	1,053	(e)
Morgan Stanley Residential Mortgage Loan Trust 2025-DSC3	MSRM 2025-DSC3 XS	1.92%	9/25/2070	USD	72,198	4,282	(e)
Morgan Stanley Residential Mortgage Loan Trust 2025-HX1	MSRM 2025-HX1 AIOS	0.33%	3/25/2070	USD	46,970	293	(e)
Morgan Stanley Residential Mortgage Loan Trust 2025-HX1	MSRM 2025-HX1 B1	7.32%	3/25/2070	USD	1,124	1,139	(e)
Morgan Stanley Residential Mortgage Loan Trust 2025-HX1	MSRM 2025-HX1 B2	7.32%	3/25/2070	USD	1,248	1,231	(e)
Morgan Stanley Residential Mortgage Loan Trust 2025-HX1	MSRM 2025-HX1 B3	7.32%	3/25/2070	USD	824	781	(e)
Morgan Stanley Residential Mortgage Loan Trust 2025-HX1	MSRM 2025-HX1 XS	1.16%	3/25/2070	USD	46,970	1,353	(e)
Morgan Stanley Residential Mortgage Loan Trust 2025-NQM6	MSRM 2025-NQM6 AIOS	0.33%	7/25/2070	USD	80,984	519	(e)
Morgan Stanley Residential Mortgage Loan Trust 2025-NQM6	MSRM 2025-NQM6 B1	6.65%	7/25/2070	USD	1,577	1,562	(e)
Morgan Stanley Residential Mortgage Loan Trust 2025-NQM6	MSRM 2025-NQM6 B2	7.15%	7/25/2070	USD	1,826	1,780	(e)
Morgan Stanley Residential Mortgage Loan Trust 2025-NQM6	MSRM 2025-NQM6 B3	7.15%	7/25/2070	USD	1,038	967	(e)
Morgan Stanley Residential Mortgage Loan Trust 2025-NQM6	MSRM 2025-NQM6 XS	1.80%	7/25/2070	USD	80,984	3,575	(e)
Santander Mortgage Asset Receivable Trust 2025-NQM1	SAN 2025-NQM1 AIOS	0.42%	1/25/2065	USD	43,196	298	(a) (b) (e)
Santander Mortgage Asset Receivable Trust 2025-NQM1	SAN 2025-NQM1 B2	7.31%	1/25/2065	USD	757	728	(a) (b) (e)
Santander Mortgage Asset Receivable Trust 2025-NQM1	SAN 2025-NQM1 B3	7.31%	1/25/2065	USD	781	723	(a) (b) (e)
Santander Mortgage Asset Receivable Trust 2025-NQM1	SAN 2025-NQM1 XS	1.44%	1/25/2065	USD	43,196	1,836	(a) (b) (e)
Santander Mortgage Asset Receivable Trust 2025-NQM4	SAN 2025-NQM4 AIOS	0.42%	7/25/2065	USD	73,368	601	(a) (e)
Santander Mortgage Asset Receivable Trust 2025-NQM4	SAN 2025-NQM4 B1	7.05%	7/25/2065	USD	2,395	2,408	(a) (e)
Santander Mortgage Asset Receivable Trust 2025-NQM4	SAN 2025-NQM4 B2	7.05%	7/25/2065	USD	2,015	1,966	(a) (e)
Santander Mortgage Asset Receivable Trust 2025-NQM4	SAN 2025-NQM4 B3	7.05%	7/25/2065	USD	1,255	1,185	(a) (e)
Santander Mortgage Asset Receivable Trust 2025-NQM4	SAN 2025-NQM4 XS	1.51%	7/25/2065	USD	73,368	2,744	(a) (e)
Unison Trust 2023-2	UNSN 2023-2 A	6.50%	11/25/2053	USD	4,170	4,145	(e)
See accompanying notes to consolidated financial statements.

Asset-Based Finance Fund	October 31, 2025

Issuer	Asset	Reference Rate & Spread	Maturity Date	Currency	Par	Fair Value	Footnotes
Unison Trust 2025-1	UNSN 2025-1 A	6.00%	7/25/2055	USD	7,527	$7,046	(e)
Vontive Mortgage Trust 2025-RTL1	VNTV 2025-RTL1 A2	8.01%	3/25/2030	USD	571	577	(e)
Vontive Mortgage Trust 2025-RTL1	VNTV 2025-RTL1 M	9.50%	3/25/2030	USD	1,386	1,387	(e)

Electrical Components & Equipment - 2.92%
Sunrun Lucius Issuer 2025-3 LLC	SUNRN 2025-3A A1	6.15%	1/30/2061	USD	16,265	16,267	(a) (e) (h)

Integrated Telecommunication Services - 1.48%
Centersquare	CNSQ 2025-4A A2	5.20%	8/25/2055	USD	8,698	8,245

Motorcycle Manufacturers - 0.31%
Octane Receivables Trust 2025-1	OCTL 2025-1A E	7.00%	4/20/2033	USD	1,708	1,705	(e)

Renewable Electricity - 6.10%
SSI ABS-2025-1 Issuer LLC	SSI 2025-1 A	6.15%	7/25/2065	USD	2,735	2,779	(e)
SSI ABS-2025-1 Issuer LLC	SSI 2025-1 B	7.82%	7/25/2065	USD	2,571	2,613	(e)
SunStrong Issuer 2025-1 LLC	STRONG 2025-1 A1	5.95%	12/28/2055	USD	10,004	10,034	(e)
SunStrong Issuer 2025-1 LLC	STRONG 2025-1 A2	5.95%	12/28/2055	USD	8,317	8,342	(e)
TIP Solar ABS 2025 Issuer LLC	TIP 2025-1A A	6.42%	10/25/2055	USD	10,209	10,205	(e)

Specialized Finance - 12.63%
AB BSL CLO 6 Ltd	ABBSL 2025-6A E	SOFR + 6.00%	7/20/2037	USD	208	210	(b) (e)
AGL CLO 11 Ltd	AGL 2021-11A ER	SOFR + 6.30%	10/15/2038	USD	410	411	(b) (e)
AGL CLO 12 Ltd	AGL 2021-12A ER	SOFR + 6.35%	10/20/2038	USD	1,167	1,167	(b) (e)
AGL CLO 7 Ltd	AGL 2020-7A ER2	SOFR + 5.75%	10/15/2038	USD	1,264	1,257	(b) (e)
AMMC CLO 26 Ltd	AMMC 2023-26A ER	SOFR + 6.50%	4/15/2036	USD	500	507	(b) (e)
Apidos CLO XI	APID 2012-11A ER4	SOFR + 6.00%	4/17/2034	USD	1,386	1,400	(b) (e)
Apna Park Clo DAC	APNAP 1A F	EURIBOR + 7.90%	12/15/2038	EUR	979	1,129	(b) (e)
Arbour CLO V DAC	ARBR 5A ER	EURIBOR + 5.80%	6/15/2038	EUR	738	855	(b) (e)
Arbour CLO VI DAC	ARBR 6A ER	EURIBOR + 6.01%	11/15/2037	EUR	611	714	(b) (e)
Ares LXV CLO Ltd	ARES 2022-65A ER	SOFR + 6.40%	7/25/2034	USD	1,078	1,063	(b) (e)
Ares XXVII CLO Ltd	ARES 2013-2A ER3	SOFR + 6.75%	10/28/2034	USD	903	912	(b) (e)
Avoca CLO XXXIV DAC	AVOCA 34A E	EURIBOR + 5.40%	1/15/2038	EUR	1,100	1,269	(a) (b) (e)
Bain Capital Credit CLO 2023-1 Ltd	BCC 2023-1A ER	SOFR + 6.25%	7/16/2038	USD	918	937	(b) (e)
Bain Capital Euro CLO 2023-1 DAC	BCCE 2023-1A ER	EURIBOR + 6.00%	1/25/2038	EUR	395	462	(b) (e)
Benefit Street Partners CLO XXXIV Ltd	BSP 2024-34A E	SOFR + 6.70%	7/25/2037	USD	367	375	(b) (e)
BlueMountain CLO XXVI Ltd	BLUEM 2019-26A ER	SOFR + 7.39%	10/20/2034	USD	754	758	(b) (e)
BlueMountain CLO XXXII Ltd	BLUEM 2021-32A ER	SOFR + 6.60%	10/15/2034	USD	1,093	1,099	(b) (e)
Broad River Bsl Funding Clo Ltd 2020-1	BDRVR 2020-1A ER	SOFR + 6.50%	7/20/2034	USD	1,500	1,507	(b) (e)
Capital Four CLO VII DAC	CFOUR 7A F	EURIBOR + 8.22%	4/25/2037	EUR	314	367	(b) (e)
Carlyle Euro CLO 2021-1 DAC	CGMSE 2021-1A D	EURIBOR + 6.12%	1/15/2034	EUR	589	671	(b) (e)
See accompanying notes to consolidated financial statements.

Asset-Based Finance Fund	October 31, 2025

Issuer	Asset	Reference Rate & Spread	Maturity Date	Currency	Par	Fair Value	Footnotes
Carlyle Euro CLO 2024-1 DAC	CGMSE 2024-1A ER	EURIBOR + 8.70%	1/15/2039	EUR	793	$915	(b) (e)
Carlyle US CLO 2020-2 Ltd	CGMS 2020-2A DR2	SOFR + 6.00%	1/25/2035	USD	1,331	1,338	(b) (e)
CARLYLE US CLO 2021-4 LTD	CGMS 2021-4A E	SOFR + 6.60%	4/20/2034	USD	473	480	(b) (e)
Carlyle US CLO 2024-2 Ltd	CGMS 2024-2A E	SOFR + 6.85%	4/25/2037	USD	451	459	(b) (e)
CarVal CLO IV Ltd	CARVL 2021-1A ER	SOFR + 6.60%	3/31/2038	USD	917	912	(b) (e)
CarVal CLO VC Ltd	CARVL 2021-2A E	SOFR + 6.75%	10/15/2034	USD	447	453	(b) (e)
Carval Clo XII-C Ltd	CARVL 2025-1A E	SOFR + 5.90%	7/20/2038	USD	985	994	(b) (e)
CBAM 2018-5 Ltd	CBAM 2018-5A ER	SOFR + 5.80%	10/17/2038	USD	1,825	1,825	(b) (e)
CBAMR 2017-4 Ltd	CBAMR 2017-4A ER	SOFR + 6.00%	3/31/2038	USD	651	660	(b) (e)
Clonmore Park CLO DAC	CLONP 1A ER	EURIBOR + 6.82%	8/21/2035	EUR	406	473	(b) (e)
Contego Clo XIV DAC	CONTE 14A E	EURIBOR + 5.50%	10/15/2037	EUR	686	791	(b) (e)
CVC Cordatus Loan Fund XXVIII DAC	CORDA 28A ER	EURIBOR + 5.75%	8/15/2038	EUR	1,442	1,674	(b) (e)
CVC Cordatus Loan Fund XXVIII DAC	CORDA 28A FR	EURIBOR + 8.54%	8/15/2038	EUR	725	827	(b) (e)
Dryden 90 Clo Ltd	DRSLF 2021-90A ER	SOFR + 5.90%	11/15/2038	USD	536	537	(b) (e)
Dryden 97 CLO Ltd	DRSLF 2022-97A ER	SOFR + 6.15%	10/20/2038	USD	334	337	(b) (e)
Elmwood CLO 23 Ltd	ELM23 2023-2A ER	SOFR + 5.90%	4/16/2036	USD	207	208	(b) (e)
Fair Oaks Loan Funding V DAC	FOAKS 5A E	EURIBOR + 6.69%	10/15/2036	EUR	321	374	(b) (e)
Galaxy 33 CLO Ltd	GALXY 2024-33A E	SOFR + 6.65%	4/20/2037	USD	428	432	(b) (e)
Galaxy XXII CLO Ltd	GALXY 2016-22A ERRR	SOFR + 6.75%	4/16/2034	USD	421	424	(b) (e)
Galaxy XXV CLO Ltd	GALXY 2018-25A ERR	SOFR + 5.75%	4/25/2036	USD	270	270	(b) (e)
Generate CLO 12 Ltd	GNRT 2023-12A ER	SOFR + 6.40%	7/20/2038	USD	2,045	1,973	(b) (e)
Generate CLO Ltd	GNRT 2024-15A E	SOFR + 6.70%	7/20/2037	USD	493	498	(b) (e)
Harvest CLO XXXVI DAC	HARVT 36A E	EURIBOR + 5.70%	7/15/2038	EUR	1,052	1,220	(b) (e)
Harvest CLO XXXVII DAC	HARVT 37A F	EURIBOR + 8.07%	1/15/2039	EUR	533	612	(b) (e)
ICG US CLO 2022-1i Ltd	ICG 2022-1A ER	SOFR + 6.55%	10/20/2038	USD	516	516	(b) (e)
Invesco CLO 2022-2 Ltd	INVCO 2022-2A ER	SOFR + 6.25%	7/20/2035	USD	447	452	(b) (e)
Jamestown CLO XII Ltd	JTWN 2019-1A ERR	SOFR + 6.85%	3/20/2038	USD	1,181	1,192	(b) (e)
Jamestown CLO XV Ltd	JTWN 2020-15A ER	SOFR + 7.06%	7/15/2035	USD	412	412	(b) (e)
Madison Park Funding LXIII Ltd	MDPK 2023-63A ER	SOFR + 6.00%	7/21/2038	USD	681	690	(b) (e)
Madison Park Funding XLIX Ltd	MDPK 2021-49A ER	SOFR + 4.60%	10/19/2034	USD	1,658	1,635	(b) (e)
Marble Point CLO XVI Ltd	MP16 2019-2A ER	SOFR + 7.27%	11/16/2034	USD	691	679	(b) (e)
Neuberger Berman Loan Advisers CLO 35 Ltd	NEUB 2019-35A ER	SOFR + 5.95%	1/19/2033	USD	624	617	(b) (e)
Neuberger Berman Loan Advisers Clo 42 Ltd	NEUB 2021-42A ER	SOFR + 4.60%	7/16/2036	USD	436	431	(b) (e)
Northwoods Capital 20 Ltd	WOODS 2019-20A ER2	SOFR + 6.88%	10/25/2038	USD	1,136	1,157	(b) (e)
Oaktree CLO 2021-2 Ltd	OAKCL 2021-2A ER	SOFR + 4.50%	1/15/2035	USD	1,504	1,472	(b) (e)
OCP Euro Clo 2025-13 DAC	OCPE 2025-13A E	EURIBOR + 5.80%	7/18/2038	EUR	946	1,102	(b) (e)
Octagon 55 Ltd	OCT55 2021-1A ER	SOFR + 6.00%	3/20/2038	USD	575	572	(b) (e)
Octagon Investment Partners 51 Ltd	OCT51 2021-1A ER	SOFR + 5.65%	7/20/2034	USD	914	887	(b) (e)
See accompanying notes to consolidated financial statements.

Asset-Based Finance Fund	October 31, 2025

Issuer	Asset	Reference Rate & Spread	Maturity Date	Currency	Par	Fair Value	Footnotes
Palmer Square European CLO 2023-2 DAC	PLMER 2023-2A F	EURIBOR + 8.39%	10/15/2036	EUR	368	$429	(b) (e)
Parallel 2023-1 Ltd	PARL 2023-1A DR	SOFR + 7.25%	7/20/2036	USD	1,060	1,072	(b) (e)
Penta CLO 14 DAC	PENTA 2023-14A ER	EURIBOR + 6.35%	10/20/2037	EUR	449	527	(b) (e)
Penta CLO 15 DAC	PENTA 2023-15A FR	EURIBOR + 8.50%	10/15/2038	EUR	484	558	(b) (e)
Post CLO 2021-1 LTD	POST 2021-1A ER	SOFR + 5.70%	10/15/2034	USD	1,515	1,524	(b) (e)
PPM CLO 4 Ltd	PPMC 2020-4A ER2	SOFR + 7.18%	3/18/2038	USD	864	877	(b) (e)
Providus Clo X DAC	PRVD 10A E	EURIBOR + 6.74%	11/18/2038	EUR	251	293	(b) (e)
Providus Clo XII DAC	PRVD 12A E	EURIBOR + 5.80%	8/18/2038	EUR	420	489	(b) (e)
Rad CLO 7 Ltd	RAD 2020-7A ER	SOFR + 6.30%	4/17/2036	USD	310	312	(b) (e)
Regatta XXIII Funding Ltd	REG23 2021-4A E	SOFR + 6.85%	1/20/2035	USD	804	808	(b) (e)
Regatta XXVIII Funding Ltd	REG28 2024-2A E	SOFR + 6.85%	4/25/2037	USD	429	436	(b) (e)
Sandstone Peak Ltd	SAND 2021-1A E	SOFR + 6.80%	10/15/2034	USD	643	648	(b) (e)
Sculptor CLO XXVIII Ltd	SCUL 28A ER	SOFR + 6.30%	1/20/2035	USD	1,066	1,064	(b) (e)
Silver Point CLO 10 Ltd	SPCLO 2025-10A E	SOFR + 5.80%	7/15/2038	USD	518	522	(b) (e)
Stannaway Park Clo DAC	STPK 1A F	EURIBOR + 8.25%	1/23/2038	EUR	788	909	(b) (e)
Symphony CLO XVIII Ltd	SYMP 2016-18A ER4	SOFR + 5.85%	10/23/2037	USD	1,022	1,005	(b) (e)
TCW CLO 2022-1 Ltd	TCW 2022-1A DJR	SOFR + 4.28%	1/20/2038	USD	629	632	(b) (e)
Trimaran CAVU 2019-2 Ltd	CAVU 2019-2A ER	SOFR + 6.25%	3/18/2038	USD	2,546	2,546	(b) (e)
Trimaran Cavu 2021-2 Ltd	CAVU 2021-2A E	SOFR + 7.46%	10/25/2034	USD	452	455	(b) (e)
Trimaran Cavu 2021-3 Ltd	CAVU 2021-3A E	SOFR + 7.63%	1/18/2035	USD	408	412	(b) (e)
Trinitas CLO X Ltd	TRNTE 10A F	EURIBOR + 7.90%	11/15/2038	EUR	369	426	(b) (e)
Trinitas Euro CLO VI DAC	TRNTE 6A F	EURIBOR + 8.31%	4/15/2037	EUR	1,192	1,369	(b) (e)
Trinitas Euro CLO VII DAC	TRNTE 7A E	EURIBOR + 6.55%	7/25/2037	EUR	338	398	(b) (e)
Voya CLO 2017-3 Ltd	VOYA 2017-3A DRR	SOFR + 5.80%	4/20/2034	USD	2,241	2,264	(b) (e)
Voya CLO 2019-4 Ltd	VOYA 2019-4A ER	SOFR + 6.97%	1/15/2035	USD	1,051	1,047	(b) (e)
Voya CLO 2022-1 Ltd	VOYA 2022-1A ER	SOFR + 6.90%	4/20/2035	USD	791	790	(b) (e)
Wilton Park CLO DAC	WILPA 1A ER	EURIBOR + 5.70%	7/15/2038	EUR	525	609	(b) (e)
Wind River 2023-1 CLO Ltd	WINDR 2023-1A ER	SOFR + 6.75%	7/25/2038	USD	369	377	(b) (e)
TOTAL ASSET BACKED SECURITIES (Amortized cost $211,681)						$213,324
See accompanying notes to consolidated financial statements.

Asset-Based Finance Fund	October 31, 2025

Issuer	Asset	Maturity Date	Currency	Shares	Fair Value	Footnotes
Equity & Other Investments - 17.05%

Aerospace & Defense - 0.59%
Altitude II	Private Equity		USD	594,330	$632	(a) (b) (d)
KSC I Aircraft LP	Private Equity		USD	2,330,027	2,330	(b) (d)
Ultra Electronics Holdings Ltd	Private Equity		USD	43,729	86	(a) (b) (d)
Ultra Electronics Holdings Ltd	Private Equity		USD	13,548,132	266	(a) (b) (d)

Broadline Retail - 0.05%
Belk Inc	Common Stock		USD	9,586	270	(a) (b) (d)

Construction & Engineering - 0.00%
Yak Access LLC	Common Stock		USD	11,000	1	(a)

Consumer Finance - 8.24%
Auxilior Capital Partners Inc	14.500% 04/2030 Pref Equity	4/30/2030	USD	1	102	(a) (b) (c)
Discover Financial Services	Private Equity		USD	397,749	402	(a) (b) (d)
Global Lending Services LLC	Private Equity		USD	136,113	246	(a) (b) (d)
Harley-Davidson Financial Services Inc	Private Equity		USD	14,420,710	14,421	(b) (d)
Harley-Davidson Financial Services Inc	Private Equity		USD	1,102,297	1,102	(b) (d)
Harley-Davidson Financial Services Inc	Private Equity		USD	5,285,784	5,345	(b) (d)
Newday Group Jersey Ltd	Private Equity		GBP	18,187,467	24,265	(a) (b) (d)
SunPower Financial	Private Equity		USD	26,463	29	(a) (b) (d)
Vehicle Secured Funding Trust	Private Equity		USD	111,575	162	(b) (d)

Diversified Banks - 2.43%
Santander Consumer Bank AS	Private Equity		NOK	135,721,000	13,538	(b) (d) (e)

Diversified Financial Services - 0.02%
Kestra Financial Inc	12.000% PIK 12/2031 Pref Equity		USD	123	123	(a) (b) (c)

Diversified Metals & Mining - 0.02%
Foresight Energy LLC	Common Stock		USD	17,979	108	(a) (b) (d)

Diversified Real Estate Activities - 0.00%
Residential Opportunities I LLC	Private Equity		USD	—	1	(b) (d)

Diversified Support Services - 0.02%
Magna Legal Services LLC	Common Stock		USD	618	110	(a) (b) (d)

Food Distributors - 0.00%
See accompanying notes to consolidated financial statements.

Asset-Based Finance Fund	October 31, 2025

Issuer	Asset	Maturity Date	Currency	Shares	Fair Value	Footnotes
Lipari Foods LLC	Common Stock		USD	63,958	$24	(a) (b) (d)

Health Care Facilities - 0.00%
Quorum Health Corp	Trade Claim		USD	212,000	18	(b) (d)
Health Care Services - 0.16%
Affordable Care Inc	11.750% 12/2069 PIK Pref Equity	12/31/2069	USD	677,000	590	(a) (b) (c)
American Vision Partners	Private Equity		USD	53,939	48	(a) (b) (d)
Amerivet Partners Management Inc	11.500% 12/2059 PIK Pref Equity	12/31/2059	USD	298	221	(a) (b) (c)
MB2 Dental Solutions LLC	Warrants 08/15/2031	8/15/2031	USD	21,438	8	(a) (b) (d)

Health Care Technology - 3.42%
athenahealth Inc	10.750% 12/2031 Pref Equity		USD	12,898	19,059	(b) (c)

Human Resource & Employment Services - 0.02%
SIRVA Worldwide Inc	Common Stock (Class A)		USD	2,131	—	(a) (b) (d)
SIRVA Worldwide Inc	Common Stock (Class B)		USD	1,646	—	(a) (b) (d)
SIRVA Worldwide Inc	15.250% 08/2030 (Class A)	8/20/2030	USD	490	85	(a) (b) (c) (d)
SIRVA Worldwide Inc	15.250% 08/2030 (Class B)	8/20/2030	USD	15	3	(a) (b) (c) (d)

Integrated Telecommunication Services - 0.02%
Numericable-SFR	Common Stock		EUR	8,041	135	(d)

Leisure Facilities - 0.48%
Pure Gym Ltd	Private Equity		GBP	1,416,469	2,688	(a) (b) (d)

Marine Transportation - 0.02%
Australis Maritime II	Private Equity		USD	98,093	98	(b) (d)

Motorcycle Manufacturers - 0.69%
Octane Receivables Trust 2025-1	OCTL 2025-1A R1		USD	21,639	3,824	(b) (e)

Other Specialized REITs - 0.33%
Pretium Partners LLC P2	Private Equity		USD	1,635,306	1,852	(a) (b) (d)

Passenger Airlines - 0.01%
Bond Aviation Holdings LLC	Private Equity		USD	51,718	52	(b) (d)

Property & Casualty Insurance - 0.12%
Alacrity Solutions Group LLC	Common Stock		USD	630	115	(a) (b) (d) (e)
Alacrity Solutions Group LLC	8.000% Pref Equity		USD	674	551	(a) (b) (c) (e)

Single-Family Residential REITs - 0.31%
See accompanying notes to consolidated financial statements.

Asset-Based Finance Fund	October 31, 2025

Issuer	Asset	Maturity Date	Currency	Shares	Fair Value	Footnotes
Avenue One PropCo	Private Equity		USD	2,443,830	$1,749	(b) (d)

Specialized Finance - 0.06%
TDC LLP	8.000% 06/2049 Pref Equity	6/1/2049	GBP	249,704	334	(a) (b)
TDC LLP	Private Equity		GBP	9901	13	(a) (b) (d)
TOTAL EQUITY & OTHER INVESTMENTS (Cost $89,350)					$95,006

TOTAL INVESTMENTS (Cost $741,329) - 129.93%					$723,858
LIABILITIES EXCEEDING OTHER ASSETS, NET - (29.93%)					166,766
NET ASSETS - 100.00%					$557,092

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation
Forward Foreign Currency Contracts
USD	13,702	NOK	135,721	Goldman, Sachs & Co.	3/25/2026	$313
Total Forward Foreign Currency Contracts						$313

See accompanying notes to consolidated financial statements.

Asset-Based Finance Fund	October 31, 2025

TL	Term loan.
DD	Delayed draw term loan.
1L	First lien.
2L	Second lien.
BBSW	Bank Bill Swap Rate as of October 31, 2025 was 3.54%.
BBSY	Bank Bill Swap Reference Bid Rate as of October 31, 2025 was 3.59%.
EURIBOR	Euro Interbank Offered Rate as of October 31, 2025 was 1.92%.
SOFR	Secured Overnight Financing Rate as of October 31, 2025 was 4.00%.
SONIA	Sterling Overnight Index Average as of October, 31 2025 was 3.97%.
(a)	Security considered restricted.
(b)	Value determined using significant unobservable inputs.
(c)	Represents a payment-in-kind (“PIK”) security which may pay interest/dividend in additional par/shares.
(d)	Non-income producing security.
(e)	Securities exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may only be resold to qualified institutional buyers in transactions exempt from registration.
(f)	Investment is an unfunded or partially funded commitment.
(g)	Variable rate securities. The effective rate shown is based on the latest available information as of October 31, 2025. Certain variable rate securities are based on a published reference rate and spread. Interest rates for certain variable rate securities are determined by the issuer, or agent, and are based on current market conditions, and these securities do not indicate a reference rate and spread in their description.
(h)	Securities are pledged as collateral under repurchase agreements.
(i)	Zero coupon bond.
Country of risk	As of Oct 31, 2025 the Fund’s investments by country of risk is 83.5% in North America, 15.6% in Europe, and 0.9% in APAC.

See accompanying notes to consolidated financial statements.

Asset-Based Finance Fund	October 31, 2025

Consolidated Statement of Assets and Liabilities
As of October 31, 2025
(in thousands, except share and per share data)

Assets
Investments, at fair value (cost $741,329)	$723,858
Cash	25,574
Foreign currencies, at value (cost $1,464)	1,436
Receivable for investments sold	80,133
Dividends and interest receivable	8,956
Unrealized appreciation on forward foreign currency contract	313
Expense reimbursement receivable	135
Other assets	3,528
Total assets	$843,933

Liabilities
Credit facility (net of deferred financing costs of $109)	$240,859
Reverse repurchase agreement	15,036
Payable for investments purchased	24,701
Distribution payable	1,633
Interest payable	1,738
Trustees’ fees payable	714
Distribution fees payable	152
Shareholder servicing fees payable	77
Other accrued expenses	1,931
Total liabilities	286,841

Commitments and Contingencies (Note 8)
Net assets	$557,092

Net Assets
Paid-in capital (unlimited shares authorized — $0.001 par value)	$636,757
Accumulated deficit	(79,665)
Net assets	$557,092

Class D:
Net asset value	$1,304
Price per share (60,099 shares)	$21.70

Class I:
Net asset value	$209,680
Price per share (8,974,174 shares)	$23.36

Class T:
Net asset value	$31,747
Price per share (1,371,276 shares)	$23.15

Class U:
Net asset value	$314,361
Price per share (14,109,843 shares)	$22.28

See accompanying notes to consolidated financial statements.

Asset-Based Finance Fund	October 31, 2025

Consolidated Statement of Operations
For the Year Ended October 31, 2025
(in thousands)

Investment income
Interest income	$79,117
Payment-in-kind interest income	3,414
Other income	3,268
Total investment income	85,799

Expenses
Interest expense	14,765
Investment advisory fees	12,300
Distribution fees	2,124
Professional Services	1,739
Term loan expense	1,580
Shareholder servicing fees	1,066
Administration fees	750
Trustees' fees	224
Other expenses	1,526
Total expenses prior to expense limitation agreement	36,074
Expense limitation	(1,381)
Investment advisory fee waiver	(4,856)
Net expenses	29,837
Net investment income	55,962

Realized and unrealized gains (losses)
Net realized gains (losses) on
Investments	(8,143)
Foreign currency transactions	4,293
Net realized losses	(3,850)
Net change in unrealized appreciation (depreciation) of
Investments	(22,915)
Deferred Trustees' fees	(29)
Foreign currency translation	(4,869)
Forward foreign currency contracts	313
Net change in unrealized depreciation	(27,500)
Net realized and unrealized losses	(31,350)
Net increase in net assets resulting from operations	$24,612
See accompanying notes to consolidated financial statements.

Asset-Based Finance Fund	October 31, 2025

Consolidated Statements of Changes in Net Assets
(in thousands)

	Year Ended October 31, 2025	Year Ended October 31, 2024

Increase (decrease) in net assets resulting from operations
Net investment income	$55,962	$61,656
Net realized losses	(3,850)	(24,567)
Net change in unrealized (depreciation) appreciation	(27,500)	69,004
Net increase in net assets resulting from operations	24,612	106,093

Distributions to shareholders
Class D	(139)	(178)
Class I	(22,528)	(23,814)
Class T	(2,682)	(2,644)
Class U	(30,729)	(34,893)
Class PT	(19)	—
Total distributions to shareholders	(56,097)	(61,529)

Shareholder transactions (Note 7)
Class D
Subscriptions	—	—
Shares issued in reinvestment of distributions	—	—
Shares redeemed	(491)	(921)
Share class exchanges	—	—
Total Class D shareholder transactions	(491)	(921)

Class I
Subscriptions	15,727	32,654
Shares issued in reinvestment of distributions	9,478	11,955
Shares redeemed	(83,932)	(12,891)
Share class exchanges	30	—
Total Class I shareholder transactions	(58,697)	31,718

Class T
Subscriptions	3,371	6,614
Shares issued in reinvestment of distributions	2,132	2,247
Shares redeemed	(8,221)	(683)
Share class exchanges	798	—
Total Class T shareholder transactions	(1,920)	8,178

Class U
Subscriptions	16,525	57,441
Shares issued in reinvestment of distributions	22,167	27,981
Shares redeemed	(129,586)	(65,989)
Share class exchanges	(828)	—
Total Class U shareholder transactions	(91,722)	19,433

See accompanying notes to consolidated financial statements.

Asset-Based Finance Fund	October 31, 2025

Consolidated Statements of Changes in Net Assets
(in thousands)

	Year Ended October 31, 2025	Year Ended October 31, 2024
Class PT
Subscriptions	$300	—
Shares issued in reinvestment of distributions	—	—
Shares redeemed	(292)	—
Share class exchanges	—	—
Total Class PT shareholder transactions	8	—

(Decrease) increase in net assets from shareholder transactions	(152,822)	58,408
Net (decrease) increase in net assets	(184,307)	102,972

Net assets
Beginning of year	741,399	638,427
End of year	$557,092	$741,399

See accompanying notes to consolidated financial statements.

Asset-Based Finance Fund	October 31, 2025

Consolidated Statement of Cash Flows
For the Year Ended October 31, 2025
(in thousands)

Cash Flows from Operating Activities:
Net increase in net assets resulting from operations	$24,612
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
Proceeds from sales and repayments of investments	860,137
Purchases of investments	(667,030)
Net change in unrealized depreciation on investments	22,915
Net realized loss on investments	8,143
Net accretion of premiums and discounts and other adjustments to cost	(7,905)
Net change in unrealized depreciation on foreign currency translation	4,869
Net realized gain on investments (foreign currency related)	(3,590)
Payment-in-kind interest income	3,414
Net change in unrealized appreciation on forward foreign currency contracts	(313)
Amortization of deferred financing costs	143
Net change in unrealized depreciation on deferred Trustees’ fees	29
Changes in assets and liabilities:
Increase in receivable for investments sold	(76,975)
Decrease in payable for investments purchased	(17,129)
Increase in other assets	(3,383)
Decrease in interest payable	(3,069)
Decrease in investment advisory fees payable	(1,108)
Increase in other accrued expenses	333
Increase in Trustees' fees payable	136
Increase in expense reimbursement receivable	(51)
Decrease in distribution fees payable	(44)
Decrease in shareholder servicing fees payable	(22)
Decrease in dividends and interest receivable	8
Net cash provided by operating activities	144,120
Cash Flows from Financing Activities
Shares redeemed	(222,522)
Paydown of credit facility	(101,956)
Proceeds from credit facility	83,244
Subscriptions for shares	37,819
Distributions paid to shareholders	(22,498)
Proceeds from reverse repurchase agreements	15,036
Net cash used in financing activities	(210,877)
Effect of exchange rate changes on cash	(5)
Net decrease in cash	(66,762)
Cash
Beginning balance	93,772
Ending balance	$27,010

Supplemental disclosure of cash flow information and non-cash financing activities:
Reinvestment of shareholder distributions	$33,777
Cash paid for interest expense	$18,223
See accompanying notes to consolidated financial statements.

Asset-Based Finance Fund	October 31, 2025

Financial Highlights

	Year Ended October 31,
	2025	2024	2023	2022(6)

Class D
Per share operating performance(1)
Net asset value, beginning of period	$22.62	$21.17	$20.09	$25.00
Income (loss) from investment operations
Net investment income	1.83	1.95	1.78	1.28
Net realized and unrealized gains (losses)	(0.92)	1.45	1.09	(4.66)
Total from investment operations	0.91	3.40	2.87	(3.38)

Distributions from
Net investment income	(1.83)	(1.95)	(1.79)	(1.50)
Realized gains	—	—	—	(0.03)
Total distributions	(1.83)	(1.95)	(1.79)	(1.53)
Net asset value, end of period	$21.70	$22.62	$21.17	$20.09
Total return(2)(3)	4.31%	16.53%	14.72%	(14.09)%

Ratios to average net assets(5)
Expenses, before reimbursement	4.32%	4.98%	5.30%	3.60%
Expenses, after reimbursement	4.12%	4.93%	5.10%	3.52%
Net investment income, before reimbursement	8.13%	8.69%	8.31%	7.65%
Net investment income, after reimbursement	8.32%	8.74%	8.51%	7.74%

Supplemental data
Net assets, end of period (000’s)	$1,304	$1,868	$2,629	$3,313
Portfolio turnover rate(2)(4)	80%	48%	39%	25%
(1)Per share calculations were performed using average shares.
(2)Total return is for the period indicated and have not been annualized.
(3)Total return assumes a purchase of common stock at the net asset value on the first day and a sale at the net asset value on the last day of each period reported on the table. Total return assumes reinvestment of dividends and distributions at prices obtained pursuant to the Fund’s dividend reinvestment plan.
(4)Portfolio turnover is calculated on the basis of the Fund as a whole.
(5)Annualized.
(6)Period from the commencement of operations for Class D shares (January 31, 2022).
See accompanying notes to consolidated financial statements.

Asset-Based Finance Fund	October 31, 2025

Financial Highlights

	Year Ended October 31,
	2025	2024	2023	2022	2021
Class I
Per share operating performance(1)
Net asset value, beginning of period	$24.36	$22.81	$21.66	$27.42	$26.08
Income (loss) from investment operations
Net investment income	2.03	2.18	1.99	1.90	1.67
Net realized and unrealized gains (losses)	(1.00)	1.54	1.15	(5.52)	1.69
Total from investment operations	1.03	3.72	3.14	(3.62)	3.36

Distributions from
Net investment income	(2.03)	(2.17)	(1.99)	(2.11)	(1.66)
Realized gains	—	—	—	(0.03)	(0.36)
Total distributions	(2.03)	(2.17)	(1.99)	(2.14)	(2.02)
Net asset value, end of period	$23.36	$24.36	$22.81	$21.66	$27.42
Total return(2)	4.53%	16.80%	14.88%	(13.72)%	12.81%

Ratios to average net assets
Expenses, before reimbursement	4.05%	4.73%	5.07%	3.14%	2.32%
Expenses, after reimbursement	3.85%	4.68%	4.86%	3.09%	2.02%
Net investment income, before reimbursement	8.38%	8.98%	8.55%	7.60%	5.73%
Net investment income, after reimbursement	8.58%	9.03%	8.77%	7.65%	6.03%

Supplemental data
Net assets, end of period (000’s)	$209,680	$280,461	$232,290	$216,971	$211,181
Portfolio turnover rate(3)	80%	48%	39%	25%	78%
(1)Per share calculations were performed using average shares.
(2)Total return assumes a purchase of common stock at the net asset value on the first day and a sale at the net asset value on the last day of each period reported on the table. Total return assumes reinvestment of dividends and distributions at prices obtained pursuant to the Fund’s dividend reinvestment plan.
(3)Portfolio turnover is calculated on the basis of the Fund as a whole.

See accompanying notes to consolidated financial statements.

Asset-Based Finance Fund	October 31, 2025

Financial Highlights

	Year Ended October 31,
	2025	2024	2023	2022	2021
Class T
Per share operating performance(1)
Net asset value, beginning of period	$24.13	$22.59	$21.46	$27.17	$25.83
Income (loss) from investment operations
Net investment income	1.83	1.98	1.80	1.69	1.45
Net realized and unrealized gains (losses)	(0.97)	1.54	1.14	(5.47)	1.68
Total from investment operations	0.86	3.52	2.94	(3.78)	3.13

Distributions from
Net investment income	(1.84)	(1.98)	(1.81)	(1.90)	(1.43)
Realized gains	—	—	—	(0.03)	(0.36)
Total distributions	(1.84)	(1.98)	(1.81)	(1.93)	(1.79)
Net asset value, end of period	$23.15	$24.13	$22.59	$21.46	$27.17
Total return(2)	3.78%	15.90%	14.08%	(14.40)%	12.03%

Ratios to average net assets
Expenses, before reimbursement	4.79%	5.48%	5.82%	3.86%	3.04%
Expenses, after reimbursement	4.59%	5.43%	5.61%	3.82%	2.78%
Net investment income, before reimbursement	7.64%	8.24%	7.81%	6.82%	5.00%
Net investment income, after reimbursement	7.84%	8.29%	8.02%	6.86%	5.27%

Supplemental data
Net assets, end of period (000’s)	$31,747	$35,264	$25,295	$24,724	$26,121
Portfolio turnover rate(3)	80%	48%	39%	25%	78%
(1)Per share calculations were performed using average shares.
(2)Total return assumes a purchase of common stock at the net asset value on the first day and a sale at the net asset value on the last day of each period reported on the table. Total return assumes reinvestment of dividends and distributions at prices obtained pursuant to the Fund’s dividend reinvestment plan.
(3)Portfolio turnover is calculated on the basis of the Fund as a whole.

See accompanying notes to consolidated financial statements.

Asset-Based Finance Fund	October 31, 2025

Financial Highlights

	Year Ended October 31,
	2025	2024	2023	2022	2021
Class U
Per share operating performance(1)
Net asset value, beginning of period	$23.22	$21.74	$20.65	$26.18	$25.00
Income (loss) from investment operations
Net investment income	1.76	1.90	1.74	1.64	1.44
Net realized and unrealized gains (losses)	(0.93)	1.48	1.09	(5.27)	1.52
Total from investment operations	0.83	3.38	2.83	(3.63)	2.96

Distributions from
Net investment income	(1.77)	(1.90)	(1.74)	(1.87)	(1.42)
Realized gains	—	—	—	(0.03)	(0.36)
Total distributions	(1.77)	(1.90)	(1.74)	(1.90)	(1.78)
Net asset value, end of period	$22.28	$23.22	$21.74	$20.65	$26.18
Total return(2)	3.81%	15.88%	14.10%	(14.48)%	11.69%

Ratios to average net assets
Expenses, before reimbursement	4.81%	5.50%	5.83%	3.92%	3.01%
Expenses, after reimbursement	4.60%	5.44%	5.62%	3.86%	2.87%
Net investment income, before reimbursement	7.62%	8.22%	7.80%	6.89%	5.29%
Net investment income, after reimbursement	7.83%	8.27%	8.01%	6.94%	5.43%
Supplemental data
Net assets, end of period (000’s)	$314,361	$423,806	$378,213	$259,440	$208,262
Portfolio turnover rate(3)	80%	48%	39%	25%	78%
(1)Per share calculations were performed using average shares.
(2)Total return assumes a purchase of common stock at the net asset value on the first day and a sale at the net asset value on the last day of each period reported on the table. Total return assumes reinvestment of dividends and distributions at prices obtained pursuant to the Fund’s dividend reinvestment plan.
(3)Portfolio turnover is calculated on the basis of the Fund as a whole.

See accompanying notes to consolidated financial statements.

Asset-Based Finance Fund	October 31, 2025

Notes to Consolidated Financial Statements
1.    Organization
KKR Asset-Based Finance Fund (formerly, KKR Credit Opportunities Portfolio), (the “Fund”) was organized on September 5, 2019 as a statutory trust under the laws of the State of Delaware. The Fund is a closed-end registered management investment company, which commenced operations on February 28, 2020 and continuously offers its shares and operates as an interval fund. The Fund seeks to provide attractive risk-adjusted returns and generate current income. The Fund is diversified for purposes of the Investment Company Act of 1940, as amended (the “1940 Act”). KKR Credit Advisors (US) LLC serves as the Fund’s investment adviser (the “Adviser”).
As of October 31, 2025, an affiliate of the Adviser owned 16.32% of the outstanding shares of the Fund.
2.    Summary of Significant Accounting Policies
Basis of Presentation — The accompanying consolidated financial statements are presented in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and are stated in United States (“U.S.”) dollars. The Fund is an investment company following accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, Financial Services — Investment Companies. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in these consolidated financial statements. Actual results could differ from those estimates.
Basis of Consolidation — The Fund’s consolidated financial statements include balances of both the Fund and its wholly owned subsidiary. All interfund transactions have been eliminated upon consolidation.
Valuation of Investments — The Board of Trustees (the “Board”) of the Fund has adopted valuation policies and procedures to ensure investments are valued in a manner consistent with GAAP as required by the 1940 Act. The Board designated the Adviser as the valuation designee to perform fair valuations pursuant to Rule 2a-5 under the Investments Company Act of 1940 (the “Valuation Designee”). The Valuation Designee has primary responsibility for implementing the Fund’s valuation policies and procedures.
Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Where available, fair value is based on observable market prices or parameters, or derived from such prices or parameters. Where observable prices or inputs are not available, valuation models are applied. These valuation techniques involve some level of management estimation and judgment, the degree of which is dependent on the price transparency for the instruments or market and the instruments’ complexity for disclosure purposes.
Assets and liabilities recorded at fair value on the Consolidated Statement of Assets and Liabilities are categorized based upon the level of judgment associated with the inputs used to measure their value. Hierarchical levels, as defined under GAAP, are directly related to the amount of subjectivity associated with the inputs to fair valuations of these assets and liabilities, and are as follows:
Level 1 — Inputs are unadjusted, quoted prices in active markets for identical assets or liabilities at the measurement date.
Level 2 — Inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. Level 2 inputs include quoted prices for similar instruments in active markets, and inputs other than quoted prices that are observable for the asset or liability.
Level 3 — Inputs are unobservable for the asset or liability, and include situations where there is little, if any, market activity for the asset or liability.

Asset-Based Finance Fund	October 31, 2025

A significant decrease in the volume and level of activity for the asset or liability is an indication that transactions or quoted prices may not be representative of fair value because in such market conditions there may be increased instances of transactions that are not orderly. In those circumstances, further analysis of transactions or quoted prices is needed, and a significant adjustment to the transactions or quoted prices may be necessary to estimate fair value.
The availability of observable inputs can vary depending on the financial asset, liability, or unfunded commitments and is affected by a wide variety of factors, including, for example, the type of product, whether the product is new, whether the product is traded on an active exchange or in the secondary market, and the current market condition. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised by the Fund in determining fair value is greatest for instruments categorized in Level 3. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The Fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and consideration of factors specific to the asset. The variability of the observable inputs affected by the factors described above may cause transfers between Levels 1, 2 and/or 3.
Many financial assets and liabilities have bid and ask prices that can be observed in the marketplace. Bid prices reflect the highest price that the Fund and others are willing to pay for an asset. Ask prices represent the lowest price that the Fund and others are willing to accept for an asset. For financial assets and liabilities whose inputs are based on bid-ask prices, the Fund does not require that fair value always be a predetermined point in the bid-ask range. The Fund’s policy is to allow for mid-market pricing and adjust to the point within the bid-ask range that meets the Fund’s best estimate of fair value.
Depending on the relative liquidity in the markets for certain assets, the Fund may transfer assets to Level 3 if it determines that observable quoted prices, obtained directly or indirectly, are not available.
Investments are generally valued based on quotations from third party pricing services, unless such a quotation is unavailable or is determined to be unreliable or inadequately representing the fair value of the particular assets. In that case, valuations are based on either valuation data obtained from one or more other third party pricing sources, including broker dealers selected by the Adviser, or will reflect the Valuation Committee’s good faith determination of fair value based on other factors considered relevant. For assets classified as Level 3, valuations are based on various factors including financial and operating data of the company, company specific developments, market valuations of comparable companies and model projections.
The fair value of certain unfunded investments in delayed draw term loans and revolving lines of credit may at times be priced at less than par value resulting in a financial liability in the Consolidated Schedule of Investments and are valued in accordance with ASC Topic 820, Fair Value Measurements. These values are temporary and the funding of the commitment will result in these investments valued as financial assets. The interest rates shown for unfunded commitments in the Consolidated Schedule of Investments represents the commitment fee the Fund earns on the undrawn amounts.
For the year ended October 31, 2025, there were no significant changes to the Fund’s fair value methodologies.
Investment Transactions — Investment transactions are accounted for on the trade date, the date the order to buy or sell is executed. Interest income, including payment-in-kind (“PIK”) interest income, is accrued as earned. PIK interest income is capitalized as additional principal, or collected in cash, on the interest payment dates. Dividends are recorded on the ex-dividend date. Discounts are accreted and premiums are amortized using the effective interest method over the holding period of the investment. Paydown gains and losses on asset-backed securities are recorded as an adjustment to interest income. Realized gains and losses are calculated on the specific identified cost basis.
Cash and Cash Equivalents — Cash and cash equivalents includes cash on hand, cash held in banks and highly liquid investments with original maturities of three or fewer months. As of October 31, 2025, the Fund held no cash equivalents.

Asset-Based Finance Fund	October 31, 2025

Foreign Currency Transactions — The books and records of the Fund are maintained in U.S. dollars. All investments denominated in foreign currency are converted to the U.S. dollar using prevailing exchange rates at the end of the reporting period. Income, expenses, gains and losses on investments denominated in foreign currency are converted to the U.S. dollar using the prevailing exchange rates on the dates when the transactions occurred.
The Fund bifurcates that portion of the results of operations resulting from changes in foreign exchange rates on investments and from the fluctuations arising from changes in market prices of securities held.
Distributions to Shareholders — Distributions are accrued and declared daily and paid monthly, and distributable net realized capital gains, if any, are declared and distributed at least annually.
Income Taxes — The Fund has elected to be treated and has qualified, and intends to continue to qualify in each taxable year, as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended, and in conformity with the Regulated Investment Company Modernization Act of 2010. The Fund will not be subject to federal income tax to the extent the Fund satisfies the requirements under Section 851 of the Internal Revenue Code, including distributing all of its investment company taxable income and capital gains to its shareholders based on the Fund’s fiscal year end of October 31.
To avoid imposition of a 4.0% excise tax on undistributed income applicable to regulated investment companies, the Fund intends to declare each year as dividends in each calendar year at least 98.0% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the year ended October 31) plus undistributed amounts, if any, from prior years.
The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is “more-likely-than-not” (i.e., greater than 50.0%) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions for the open tax years (2022-2025). However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities, ongoing analysis of and changes to tax laws, regulations and interpretations thereof.
As of October 31, 2025, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Consolidated Statement of Operations. During the year ended October 31, 2025, the Fund did not incur any interest or penalties.
Repurchase Offers — The Fund operates as an interval fund pursuant to Rule 23c-3 under the 1940 Act and, as such, has adopted a fundamental policy to make quarterly repurchase offers, at net asset value (“NAV”), of no less than 10.0% and no more than 25.0% of the Fund’s shares outstanding on the Repurchase Request Deadline (as defined below). There is no guarantee that shareholders will be able to sell all of the shares they desire to sell in a quarterly repurchase offer, although each shareholder will have the right to require the Fund to purchase at least 10.0% of such shareholder’s shares in each quarterly repurchase. Liquidity will be provided to shareholders only through the Fund’s quarterly repurchases. Shareholders will be notified in writing of each quarterly repurchase offer and the date the repurchase offer ends (the “Repurchase Request Deadline”).
3.    Risk Considerations
The Fund invests mainly in leveraged loans, high yield securities, collateralized loan obligations, asset-backed securities, common stocks not actively traded and preferred stocks. These investments may involve certain risks, including, but not limited to, those described below:
Global Economic and Market Conditions — The Fund is materially affected by market, economic and political conditions and events, such as natural disasters, epidemics and pandemics, wars, supply chain disruptions, economic sanctions, globally and in the jurisdictions and sectors in which it invests or operates, including factors affecting interest rates, the availability of credit, currency exchange rates, trade barriers, trade disputes and tariffs. For

Asset-Based Finance Fund	October 31, 2025

example, the conflict between Russia and Ukraine, the conflict between Hamas and Israel, rapid interest rate changes, heightened inflation, supply chain disruptions, geopolitical risks, economic sanctions and volatility in the banking and financial sectors have disrupted global economies and financial markets, and their prolonged economic impact is uncertain. Market, economic and political conditions and events are outside the Adviser’s control and could adversely affect the Fund’s operations, performance, liquidity and value of the Fund’s investments, and reduce the ability of the Fund to make attractive new investments.
Leverage Risk — Leverage is a speculative technique that may expose the Fund to greater risk and increased costs. When leverage is used, the net asset value of the Fund’s shares and the Fund’s investment return will likely be more volatile. The use of leverage may also increase the Fund’s sensitivity to interest rate risk.
Market Risk — Bond markets rise and fall daily. As with any investment with performance tied to these markets, the value of an investment in the Fund will fluctuate, which means that shareholders could lose money.
Interest Rate Risk — Interest rates will rise and fall over time. During periods when interest rates are low, the Fund’s yield and total return also may be low. Changes in interest rates also may affect the Fund’s share price and a sharp rise in interest rates could cause the Fund’s share price to fall. The longer the Fund’s duration, the more sensitive to interest rate movements its share price is likely to be. Changes in fiscal, economic, monetary and other policies or measures have in the past, and may in the future, cause or exacerbate the risks associated with changing interest rates.
Credit Risk — The Fund is subject to the risk that a decline in the credit quality of an investment could cause the Fund to lose money or underperform. The Fund could lose money if the issuer or guarantor of an investment fails to make timely principal or interest payments or otherwise honor its obligations.
Second Lien Risk — Investments in second lien loans and “last out” pieces of unitranche loans will be junior in priority to the first lien loans and “first out” piece of the same unitranche loan with respect to payment of principal, interest and other amounts. Consequently, the fact that debt is secured does not guarantee that the Fund will receive principal and interest payments according to the debt’s terms, or at all, or that the Fund will be able to collect on the debt should it be forced to enforce its remedies.
Liquidity Risk — A particular investment may be difficult to purchase or sell. The Fund may be unable to sell illiquid securities at an advantageous time or price.
Prepayment and Extension Risk — The Fund’s investments are subject to the risk that the investments may be paid off earlier or later than expected. Either situation could cause the Fund to hold investments paying lower than market rates of interest, which could hurt the Fund’s yield or share price.
High Yield Risk — High yield securities and unrated securities of similar credit quality (sometimes called junk bonds) that the Fund may invest in are subject to greater levels of credit and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments.
Foreign Investment Risk — The Fund’s investments in securities of foreign issuers may involve certain risks that are greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions; changes in currency exchange rates (the currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, the U.S. dollar will decline in value relative to the currency being hedged) or exchange control regulations (including limitations on currency movements and exchanges); differing accounting, auditing, financial reporting and legal standards and practices; differing securities market structures; and higher transaction costs. These risks may be heightened in connection with investments in emerging markets.
Issuer Risk — The value of securities may decline for a number of reasons that directly relate to the issuer, such as its financial strength, management performance, financial leverage and reduced demand for the issuer’s goods and services, as well as the historical and prospective earnings of the issuer and the value of its assets.

Asset-Based Finance Fund	October 31, 2025

4.    Agreements
Investment Advisory Agreement — The Adviser provides day-to-day portfolio management services to the Fund and has discretion to purchase and sell investments in accordance with the Fund’s objectives, policies, and restrictions. For the services it provides to the Fund, the Adviser received an annual fee, payable monthly by the Fund, in an amount equal to 1.3% of the average daily value of the Fund’s Managed Assets (the “Investment Advisory Fee”). Beginning May 31, 2025, the Adviser has agreed to waive its Investment Advisory Fee until December 31, 2025 (the “Fee Waiver Agreement”). “Managed Assets” means the total assets of the Fund (including any assets attributable to borrowings for investment purposes) minus the sum of the Fund’s accrued liabilities (other than liabilities representing borrowings for investment purposes). During periods when the Fund is using leverage, the Investment Advisory Fee paid to the Adviser will be higher than if the Fund does not use leverage because the Investment Advisory Fee paid is calculated based on the Fund’s Managed Assets, which includes the assets purchased through leverage. During the year ended October 31, 2025, the Adviser earned an Investment Advisory Fee of $12.3 million. Pursuant to the Fee Waiver Agreement, during the year ended October 31, 2025, the Adviser waived $4.9 million of the Investment Advisory Fee.
The Fund has entered into an Expense Limitation and Reimbursement Agreement (the “Expense Limitation Agreement”) with the Adviser pursuant to which the Adviser has agreed to waive its monthly fee and pay, absorb or reimburse some or all of the Fund’s “Specified Expenses” (as defined below), an “Expense Limitation Payment,” for each month during the Limitation Period (as defined below) to the extent necessary so that, for any fiscal year, the Fund’s Specified Expenses do not exceed 0.4% of the average daily value of the Fund’s net assets. “Specified Expenses” of the Fund means all expenses incurred in the business of the Fund, including organizational and operating expenses, with the exception of: (i) the Management Fee (as defined in the Fund’s prospectus), (ii) the Service Fee (as defined in the Fund’s prospectus), (iii) the Distribution Fee (as defined in the Fund’s prospectus), (iv) brokerage costs, (v) dividend/interest payments (including any dividend payments, interest expenses, commitment fees, or other expenses related to any leverage incurred by the Fund), (vi) taxes, and (vii) extraordinary expenses (as determined in the sole discretion of the Adviser). The “Limitation Period” commenced on February 28, 2020 with an extended term ending on February 28, 2026. The Fund will agree to repay these amounts (“Reimbursement Payment”) on a monthly basis, but only if and to the extent that Specified Expenses plus the Reimbursement Payment are less than 0.4% of the average daily value of the Fund’s net assets during the fiscal year (or, if a lower expense limit is then in effect, such lower limit). The Fund’s obligation to make Reimbursement Payments expires 36 months from the month in which such fees are foregone or expenses are incurred by the Adviser.
The Expense Limitation Agreement terminates at the end of the Limitation Period, but may be renewed by the mutual agreement of the Adviser and the Fund for successive terms.
As of October 31, 2025, the amount of Expense Limitation Payments since the inception of the Fund provided by the Adviser was $5.8 million and the amount of Reimbursement Payments to the Adviser was $0.4 million. The Fund’s management believes that Reimbursement Payments of the remaining Expense Limitation Payments were not probable as of October 31, 2025.
The following table reflects the Expense Limitation Payments that may become subject to reimbursement (in thousands):

For the period ended	Amount of Expense Limitation Payment	Eligible for Reimbursement Payment through

October 31, 2023	$1,239	October 31, 2026
October 31, 2024	441	October 31, 2027
October 31, 2025	1,381	October 31, 2028
	$3,060

Asset-Based Finance Fund	October 31, 2025

Distributor — KKR Capital Markets LLC (the “Distributor”), an affiliate of the Adviser, is the principal underwriter and distributor of the shares and serves in that capacity on a best effort basis, subject to various conditions. Shares will be offered through other brokers, dealers and other financial intermediaries (referred to as “selling agents”) that have entered into selling agreements with the Distributor. Selling agents typically receive the sales load with respect to Class T shares and Class PT shares purchased by their clients. The Distributor does not retain any portion of the sales load. Class T shares and Class PT shares are sold subject to a maximum sales load of up to 2.0% and 3.0% of the offering price, respectively. However, purchases of Class T shares and Class PT shares may be eligible for a sales load discount. The selling agents may, in their sole discretion, reduce or waive the sales load on a non-scheduled basis in individual cases. Class D shares, Class I shares, Class U shares, and Class PI shares are not subject to a sales load; however, investors could be required to pay brokerage commissions on purchases and sales of Class D shares, Class I shares, Class U shares, and Class PI shares to their selling agents.
The Fund pays the Distributor an ongoing fee (the “Shareholder Servicing Fee”) that is calculated and accrued monthly at an annualized rate of 0.25% of the net assets of the Fund attributable to Class D shares, Class T shares, Class U shares, and Class PT shares. The Shareholder Servicing Fee is for personal services provided to Shareholders and/or the maintenance of Shareholder accounts services and to reimburse the Distributor for related expenses incurred. The Distributor will generally pay all or a portion of the Shareholder Servicing Fee to the selling agents that sell Class D shares, Class T shares, Class U shares, and Class PT shares. During the year ended October 31, 2025, the Fund incurred Shareholder Servicing Fees of $2.3 thousand, $43.8 thousand, $518.0 thousand, and $0.2 thousand for Class D, Class T, Class U, and Class PT, respectively.
In addition, the Fund pays the Distributor an ongoing distribution fee (the “Distribution Fee”) that is calculated and accrued monthly at an annualized rate of 0.5% of the net assets of the Fund attributable to Class T shares, Class U shares, and Class PT shares. The Distribution Fee is for the sale and marketing of the Class T shares, Class U shares, and Class PT shares, and to reimburse the Distributor for related expenses incurred. The Distributor will generally pay all or a portion of the Distribution Fee to the selling agents that sell Class T shares, Class U shares, and Class PT shares. During the year ended October 31, 2025, the Fund incurred distribution fees of $87.7 thousand, $1.0 million, and $0.5 thousand for Class T shares, Class U shares, and Class PT Shares, respectively.
Payment of the Distribution Fee and the Shareholder Servicing Fee is governed by the Fund’s Distribution and Service Plan. Class I shares and Class PI shares do not incur a Shareholder Servicing Fee or Distribution Fee, and Class D shares do not incur a Distribution Fee.
As of October 31, 2025, Class PI shares have not commenced operations.
The Fund is permitted to borrow from an affiliate of the Adviser. Such borrowings do not accrue interest, are unsecured and repaid within 1-2 days. As of October 31, 2025, no borrowings are outstanding under this arrangement.
Administrator, Custodian and Transfer Agent — U.S. Bancorp Fund Services, LLC (“Fund Services” or “Administrator”), doing business as U.S. Bank Global Fund Services, serves as the Fund’s administrator pursuant to an administration agreement under which the Administrator provides administrative and accounting services.
U.S. Bank N.A. (the “Custodian”) serves as the Fund’s custodian pursuant to a custody agreement. The Custodian is an affiliate of Fund Services.
SS&C GIDS, Inc., serves as the Fund’s transfer agent pursuant to a transfer agency agreement.
Deferred Trustees’ Compensation — The Fund has a Deferred Trustees’ Compensation plan (the “Plan”) that allows the Independent Trustees to defer compensation to a future payment period. The compensation is invested in shares of the Fund. The value of a participating Independent Trustee’s deferral account is based on the shares of deferred amounts as designated by the participating Independent Trustees. Changes in the value of the Independent Trustees’ deferral account are included in the Consolidated Statement of Operations. The accrued obligations under the Plan, including unrealized appreciation (depreciation), are included on the Consolidated Statement of Assets and Liabilities.

Asset-Based Finance Fund	October 31, 2025

Other — Certain officers of the Fund are also officers of the Adviser. Such officers are not paid by the Fund for serving as officers of the Fund.
5.    Fair Value
The following table presents information about the Fund’s assets measured at fair value on a recurring basis as of October 31, 2025, and indicates the fair value hierarchy of the inputs utilized by the Fund to determine such fair value (in thousands):

Investments in securities	Level 1	Level 2	Level 3	Total

Leveraged Loans	$—	$154,362	$131,668	$286,030
High Yield Securities	—	121,152	8,346	129,498
Asset Backed Securities	—	138,124	75,200	213,324
Equity & Other Investments	—	136	94,870	95,006
Foreign Currency Forward Contracts	—	313	—	313
Total investments in securities	$—	$414,087	$310,084	$724,171
The following are the details of the restricted securities of the Fund (in thousands, except share amounts):

Issuer(1)	Asset	Par/Shares	Cost	Fair Value	Acquisition Date	% of Net Assets

Leveraged Loans
3Pillar Global Inc	TL 1L 11/21	1,882	$1,880	$1,822	11/23/2021	0.33%
3Pillar Global Inc	TL 1L DD 11/21	606	606	587	11/23/2021	0.11%
48Forty Solutions LLC	TL 1L 02/22	4,587	4,551	2,101	2/11/2022	0.38%
48Forty Solutions LLC	TL 1L 03/22	3,203	3,185	1,467	3/11/2022	0.26%
Accuride Corp	TL 1L 03/25	3,236	4,303	7,310	3/7/2025	1.31%
Affordable Care Inc	TL 1L 08/21	1,615	1,600	1,503	8/2/2021	0.27%
Affordable Care Inc	TL 1L DD 08/23	315	314	293	7/7/2023	0.05%
Affordable Care Inc	TL 1L DD 08/21	290	290	270	8/2/2021	0.05%
Alacrity Solutions Group LLC	TL 1L 02/25	3,115	3,744	3,115	2/28/2025	0.56%
Alacrity Solutions Group LLC	TL Mezz 02/25 PIK	1,075	1,293	1,075	2/28/2025	0.19%
Alacrity Solutions Group LLC	TL 1L 03/25	42	—	42	2/28/2025	0.01%
Alacrity Solutions Group LLC	TL 1L DD 02/25	674	—	—	2/28/2025	0.00%
American Vision Partners	TL 1L 09/21	1,852	1,834	1,852	9/30/2021	0.33%
American Vision Partners	TL 1L DD 09/21	765	762	765	9/30/2021	0.14%
Amerivet Partners Management Inc	TL 1L 02/22	1,132	1,121	1,117	2/25/2022	0.20%
Amerivet Partners Management Inc	TL 1L DD 11/22	524	524	518	9/29/2023	0.09%
Amerivet Partners Management Inc	TL 1L DD 02/22	69	69	68	2/25/2022	0.01%
Apex Service Partners LLC	TL 1L 09/24	299	296	302	10/24/2023	0.05%
Apex Service Partners LLC	TL Unsec 10/23 PIK	85	84	88	10/24/2023	0.02%
Apex Service Partners LLC	TL 1L 09/24	77	77	78	10/24/2023	0.01%
Apex Service Partners LLC	TL Unsec DD 10/23 PIK	41	40	42	10/24/2023	0.01%
Arcwood Environmental	TL 1L 01/24	165	164	165	1/31/2024	0.03%
Avenue One PropCo	TL Unsec DD 03/24	8,049	8,049	8,049	3/15/2024	1.44%
Civica Group Ltd	TL 1L 08/23	222	274	291	8/30/2023	0.05%
Civica Group Ltd	TL 1L DD 08/23	94	55	57	8/30/2023	0.01%
Civica Group Ltd	TL 1L 08/23	12	8	8	8/29/2023	0.00%
CSafe Global	TL 1L 03/24	344	344	348	3/8/2024	0.06%
CSafe Global	TL 1L 03/24	48	62	64	3/8/2024	0.01%
CSafe Global	TL 1L DD 03/24	15	15	15	3/8/2024	0.00%
Dental365 LLC	TL 1L 05/24	87	87	87	5/31/2024	0.02%

Asset-Based Finance Fund	October 31, 2025

Issuer(1)	Asset	Par/Shares	Cost	Fair Value	Acquisition Date	% of Net Assets

Dental365 LLC	TL 1L DD 05/24	86	$86	$86	5/31/2024	0.02%
Dental365 LLC	TL 1L DD 05/24	47	47	47	5/31/2024	0.01%
Discover Financial Services	TL 1L DD 09/24	729	729	729	9/6/2024	0.13%
Drive DeVilbiss Healthcare LLC	TL 1L 03/21	21,702	20,934	16,257	3/31/2021	2.92%
Drive DeVilbiss Healthcare LLC	TL 1L 09/22 PIK	3,297	3,297	3,355	9/26/2022	0.60%
Encora Digital LLC	TL 1L 12/21 PIK	615	606	602	12/20/2021	0.11%
Foresight Energy LLC	TL 1L A 06/20	118	118	115	6/30/2020	0.02%
Granicus Inc	TL 1L 01/24	166	165	166	1/17/2024	0.03%
Granicus Inc	TL 1L DD 01/24	25	24	25	1/17/2024	0.00%
Integrity Marketing Group LLC	TL 1L 08/24	8,296	8,295	8,296	12/3/2021	1.49%
Laboratoires Vivacy SAS	TL 1L B 03/23	804	838	882	3/20/2023	0.16%
Laboratoires Vivacy SAS	TL 1L DD 03/23	63	12	8	3/20/2023	0.00%
Lipari Foods LLC	TL 1L 10/22	751	745	730	10/31/2022	0.13%
Lipari Foods LLC	TL 1L DD 10/22	97	96	94	10/31/2022	0.02%
MB2 Dental Solutions LLC	TL Mezz 10/24 PIK	580	558	571	11/8/2024	0.10%
MB2 Dental Solutions LLC	TL 1L 02/24	302	299	305	2/13/2024	0.05%
MB2 Dental Solutions LLC	TL 1L DD 1 02/24	106	48	49	2/13/2024	0.01%
MB2 Dental Solutions LLC	TL 1L DD 2 02/24	44	43	44	2/13/2024	0.01%
Navient Corp	TL 06/25 Class B	1,538	1,538	1,539	6/13/2025	0.28%
Navient Corp	TL 06/25 Class C	1,228	1,228	1,228	6/13/2025	0.22%
Opendoor Labs Inc	TL DD 02/25	1,487	991	1,002	2/25/2025	0.18%
Pretium Partners LLC P1	P1 Mezz TL Unsec 08/19	433	425	433	6/10/2024	0.08%
Pretium Partners LLC P2	TL 1L 12/21	3,271	3,209	3,205	12/16/2021	0.58%
ScionHealth	TL 1L B 12/21	2,364	2,268	782	12/17/2021	0.14%
Service Express Inc	TL 1L 08/24	195	194	197	8/15/2024	0.04%
Service Express Inc	TL 1L DD 08/24	47	10	11	8/15/2024	0.00%
Shaw Development LLC	TL 1L 10/23	146	145	140	10/30/2023	0.03%
SI Group Inc	TL 1L B-1A 09/24	4,336	3,320	515	10/8/2024	0.09%
SI Group Inc	TL 1L B-1B 09/24	3,233	2,576	384	9/18/2024	0.07%
SIRVA Worldwide Inc	TL 1L 08/24	1,151	1,129	1,151	8/20/2024	0.21%
SIRVA Worldwide Inc	TL 1L DD 08/24	1,008	620	638	8/22/2024	0.11%
SIRVA Worldwide Inc	TL 1L 08/24	269	269	269	8/20/2024	0.05%
Spotless Brands LLC	TL 1L DD 02/23	232	229	234	2/16/2023	0.04%
Spotless Brands LLC	TL 1L 02/23	152	150	154	2/16/2023	0.03%
Time Manufacturing Co	TL 1L 12/21	935	926	747	12/1/2021	0.13%
Time Manufacturing Co	TL 1L 12/21	603	675	556	12/1/2021	0.10%
Time Manufacturing Co	TL 1L 06/22	378	399	348	6/24/2022	0.06%
Zeus Industrial Products Inc	TL 1L 02/24	259	257	247	2/28/2024	0.04%
Zeus Industrial Products Inc	TL 1L DD 02/24	48	24	22	2/28/2024	0.00%

Revolver
3Pillar Global Inc	Revolver 1L 11/21	186	56	51	11/23/2021	0.01%
48Forty Solutions LLC	Revolver 1L 03/22	610	487	156	3/11/2022	0.03%
Affordable Care Inc	Revolver 1L 08/21	177	104	92	8/2/2021	0.02%
Alacrity Solutions Group LLC	Revolver 1L 02/25	507	—	—	2/28/2025	0.00%
American Vision Partners	Revolver 1L 09/21	158	54	54	9/30/2021	0.01%
Amerivet Partners Management Inc	Revolver 1L 02/22	197	—	(3)	2/25/2022	0.00%
Apex Service Partners LLC	Revolver 1L 09/24	26	4	4	9/24/2024	0.00%
Arcwood Environmental	Revolver 1L 01/24	23	—	—	1/31/2024	0.00%
CSafe Global	Revolver 1L 03/24	36	29	29	3/8/2024	0.01%
Dental365 LLC	Revolver 1L 05/24	32	—	—	5/31/2024	0.00%
Fortna Group Inc	Revolver 1L 01/25	513	257	257	1/24/2025	0.05%
Granicus Inc	Revolver 1L 01/24	23	—	—	1/17/2024	0.00%

Asset-Based Finance Fund	October 31, 2025

Issuer(1)	Asset	Par/Shares	Cost	Fair Value	Acquisition Date	% of Net Assets

John Wood Group PLC	Revolver 1L 09/25	14,363	$5,745	$5,745	9/9/2025	1.03%
MB2 Dental Solutions LLC	Revolver 1L 02/24	21	4	4	2/13/2024	0.00%
Service Express Inc	Revolver 1L 08/24	27	—	—	8/15/2024	0.00%
Time Manufacturing Co	Revolver 1L 12/21	154	154	123	12/1/2021	0.02%
Tropicana Products Inc	Revolver 1L 02/25	5,129	512	512	2/27/2025	0.09%
Zeus Industrial Products Inc	Revolver 1L 02/24	36	—	(2)	2/28/2024	0.00%

High Yield Securities
Global Lending Services LLC	12.500% 02/2033	140	140	140	2/5/2025	0.03%
Global Lending Services LLC	12.500% 12/2032 - Nov 2024	130	130	130	11/5/2024	0.02%
Global Lending Services LLC	12.500% 12/2032	109	109	109	8/5/2024	0.02%
Global Lending Services LLC	12.500% 05/2033	84	84	84	5/5/2025	0.02%
Global Lending Services LLC	12.500% 08/2033	81	81	81	8/5/2025	0.01%
IQUW UK Ltd	8.807% 01/2035	3,552	3,552	3,614	3/19/2025	0.65%
Truck Hero Inc	6.250% 02/2029	3,276	2,841	1,962	10/25/2023	0.35%
Ultra Electronics Holdings Ltd	9.0% PIK 01/2031	2,983	2,933	2,983	8/4/2022	0.54%
Ultra Electronics Holdings Ltd	7.25% 01/2030	870	852	870	8/4/2022	0.16%

Asset Backed Securities
Avoca CLO XXXIV DAC	AVOCA 34A E	1,100	1,286	1,269	10/16/2025	0.23%
Santander Mortgage Asset Receivable Trust 2025-NQM1	SAN 2025-NQM1 XS	43,196	1,497	1,836	3/14/2025	0.33%
Santander Mortgage Asset Receivable Trust 2025-NQM1	SAN 2025-NQM1 B2	757	734	728	3/14/2025	0.13%
Santander Mortgage Asset Receivable Trust 2025-NQM1	SAN 2025-NQM1 B3	781	762	723	3/14/2025	0.13%
Santander Mortgage Asset Receivable Trust 2025-NQM1	SAN 2025-NQM1 AIOS	43,196	358	298	3/14/2025	0.05%
Santander Mortgage Asset Receivable Trust 2025-NQM4	SAN 2025-NQM4 XS	73,368	2,677	2,744	8/7/2025	0.49%
Santander Mortgage Asset Receivable Trust 2025-NQM4	SAN 2025-NQM4 B1	2,395	2,377	2,408	8/7/2025	0.43%
Santander Mortgage Asset Receivable Trust 2025-NQM4	SAN 2025-NQM4 B2	2,015	1,934	1,966	8/7/2025	0.35%
Santander Mortgage Asset Receivable Trust 2025-NQM4	SAN 2025-NQM4 B3	1,255	1,165	1,185	8/7/2025	0.21%
Santander Mortgage Asset Receivable Trust 2025-NQM4	SAN 2025-NQM4 AIOS	73,368	615	601	8/7/2025	0.11%
Sunrun Bacchus Issuer 2025-1 LLC	SUNRN 2025-1A A2B	13,999	13,944	14,059	7/24/2025	2.52%
Sunrun Lucius Issuer 2025-3 LLC	SUNRN 2025-3A A1	16,265	16,257	16,267	9/12/2025	2.92%

Equity & Other Investments
Affordable Care Inc	11.750% 12/2069 PIK Pref Equity	677,000	664	590	8/2/2021	0.11%
Alacrity Solutions Group LLC	8.000% Pref Equity	674	820	551	2/28/2025	0.10%
Alacrity Solutions Group LLC	Common Stock	630	699	115	2/28/2025	0.02%
Altitude II	Private Equity	594,330	594	632	12/15/2022	0.11%
American Vision Partners	Private Equity	53,939	55	48	9/30/2021	0.01%
Amerivet Partners Management Inc	11.500% 12/2059 PIK Pref Equity	298	289	221	2/25/2022	0.04%
Auxilior Capital Partners Inc	14.500% 04/2030 Pref Equity	1	100	102	4/30/2024	0.02%
Belk Inc	Common Stock	9,586	149	270	7/22/2024	0.05%
Discover Financial Services	Private Equity	397,749	398	402	10/4/2024	0.07%
Foresight Energy LLC	Common Stock	17,979	205	108	6/30/2020	0.02%
Global Lending Services LLC	Private Equity	136,113	136	246	8/5/2024	0.04%
Kestra Financial Inc	12.000% PIK 12/2031 Pref Equity	123	123	123	2/3/2025	0.02%
Lipari Foods LLC	Common Stock	63,958	64	24	12/30/2022	0.00%
Magna Legal Services LLC	Common Stock	618	62	110	11/22/2022	0.02%
MB2 Dental Solutions LLC	Warrants 08/15/2031	21,438	10	8	11/14/2024	0.00%
Newday Group Jersey Ltd	Private Equity	18,187,467	24,258	24,265	9/29/2025	4.33%

Asset-Based Finance Fund	October 31, 2025

Issuer(1)	Asset	Par/Shares	Cost	Fair Value	Acquisition Date	% of Net Assets

Pretium Partners LLC P2	Private Equity	1,635,306	$1,603	$1,852	12/16/2021	0.33%
Pure Gym Ltd	Private Equity	1,416,469	1,925	2,688	1/28/2022	0.48%
SIRVA Worldwide Inc	15.250% 08/2030 (Class A)	490	486	85	8/20/2024	0.02%
SIRVA Worldwide Inc	15.250% 08/2030 (Class B)	15	7	3	8/20/2024	0.00%
SIRVA Worldwide Inc	Common Stock (Class A)	2,131	6	—	8/20/2024	0.00%
SIRVA Worldwide Inc	Common Stock (Class B)	1,646	2	—	8/20/2024	0.00%
SunPower Financial	Private Equity	26,463	26	29	6/7/2023	0.01%
TDC LLP	8.000% 06/2049 Pref Equity	249,704	321	334	11/28/2023	0.06%
TDC LLP	Private Equity	9,901	12	13	6/29/2023	0.00%
Ultra Electronics Holdings Ltd	Private Equity	13,548,132	135	266	8/2/2022	0.05%
Ultra Electronics Holdings Ltd	Private Equity	43,729	—	86	9/8/2022	0.02%
Yak Access LLC	Common Stock	11,000	—	1	3/10/2023	0.00%
Total			$188,036	$173,913
(1)Refer to the Consolidated Schedule of Investments for more details on securities listed.
The following is a reconciliation of the investments in which significant unobservable inputs (Level 3) were used in determining fair value (in thousands):

	Leveraged Loans	High Yield Securities	Asset Backed Securities	Equity & Other Investments

Balances as of October 31, 2024	$150,871	$5,018	$66,167	$27,566
Purchases	52,392	4,530	103,112	84,690
Sales and paydowns	(80,944)	(1,367)	(93,809)	(11,769)
Accretion of discounts (premiums)	254	12	1	—
Net change in appreciation (depreciation)	(3,070)	113	(227)	(20)
Net realized gains (losses)	(8,593)	40	(44)	(5,597)
Transfers in (1)	20,758	—	—	—
Balances as of October 31, 2025	$131,668	$8,346	$75,200	$94,870
Net change in appreciation (depreciation) on investments held at October 31, 2025	$(2,918)	$113	$611	$588

(1) Transferred from Level 2 to Level 3 due to a lack of observable market data, resulting from a decrease in market activity for the securities.

Asset-Based Finance Fund	October 31, 2025

The following table presents additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 as of October 31, 2025:

Financial Asset	Fair Value (in thousands)	Valuation Technique(1)	Unobservable Inputs(2)	Range (Weighted Average)(3)	Impact to Valuation from an Increase in Input
Leveraged Loans	$131,668	Yield Analysis	Yield	6.2% - 15.8% (10.7%)	Decrease
			Discount Margin	2.2% - 10.6% (7.1%)	Decrease
		Market Comparables	EBITDA Multiple	8.3x - 12x (10.2x)	Increase
			Fwd EBITDA Multiple	5.3x - 12x (7.6x)	Increase
Asset Backed Securities	$75,200	Yield Analysis	Discount Margin	1.0% - 9.0% (6.2%)	Decrease
		Discounted Cash Flows	Probability of Default	2.0%	Decrease
			Constant prepayment rate (4)	20.0%	Increase
			WACC	7.2% - 17.8% (12.2%)	Decrease
Equity & Other Investments	$94,870	Market Comparables	Fwd EBITDA Multiple	4x - 4.5x (4.5x)	Increase
			EBITDA Multiple	3x - 15.3x (11.1x)	Increase
		Yield Analysis	Yield	8.9% - 22.0% (11.6%)	Decrease
		Discounted Cash Flows	WACC	16.5%	Decrease
		Black-Scholes	Risk Free Rate	3.6%	Decrease
			Volatility	40.0%	Increase
High Yield Securities	$8,346	Yield Analysis	Yield	10.8% - 15.0% (12.8%)	Decrease
			Discount Margin	7.2% - 9.3% (8.8%)	Decrease
		Discounted Cash Flows	WACC	8.1%	Decrease
(1)For the assets that have more than one valuation technique, the Fund may rely on the techniques individually or in aggregate based on a weight ascribed to each one ranging from 0.0%-100.0%. When determining the weighting ascribed to each valuation methodology, the Fund considers, among other factors, the availability of direct market comparables, the applicability of a discounted cash flow analysis and the expected hold period and manner of realization for the investment. These factors can result in different weightings among the investments and in certain instances, may result in up to a 100.0% weighting to a single methodology.
(2)The significant unobservable inputs used in the fair value measurement of the Fund’s assets and liabilities may include the last twelve months (“LTM”) EBITDA multiple, weighted average cost of capital, discount margin, probability of default, loss severity and constant prepayment rate. In determining certain of these inputs, management evaluates a variety of factors including economic, industry and market trends and developments, market valuations of comparable companies, and company specific developments including potential exit strategies and realization opportunities. Significant increases or decreases in any of these inputs in isolation could result in significantly lower or higher fair value measurement.
(3)Weighted average amounts are based on the estimated fair values.
(4)An increase in the constant prepayment rate would decrease the fair value of a security trading above par and increase the fair value of a security trading below par.

6.    Investment Transactions

The cost of investments purchased and the proceeds from the sale of investments, other than short-term investments, for the year ended October 31, 2025 were as follows (in thousands):

Purchases	$667,030
Sales	$860,137
There were no purchases or sales of U.S. Government securities.

Asset-Based Finance Fund	October 31, 2025

7.    Shareholder Transactions
As a fundamental policy, which may not be changed without shareholder approval, the Fund offers shareholders the opportunity to request the repurchase of their shares on a quarterly basis. The Fund is required to offer to repurchase no less than 10.0% of its outstanding shares with each repurchase offer and under normal market conditions, the Board expects to authorize a 10.0% offer (“Repurchase Offer”). The Fund may not offer to repurchase more than 25.0% of its outstanding shares during any offer. Quarterly repurchases will occur in the months of January, April, July and October.
The time and dates by which Repurchase Offers must be received in good order (“Repurchase Request Deadline”) are generally 4:00 p.m. Eastern time on the first Friday of the month in which the repurchase occurs. The repurchase price will be the Fund’s NAV determined on the repurchase pricing date, which will be a date not more than 14 calendar days following the Repurchase Request Deadline (“Repurchase Pricing Date”). Payment for all shares repurchased pursuant to these offers will be made no later than seven calendar days after the Repurchase Pricing Date (“Repurchase Payment Deadline”). Under normal circumstances, it is expected that the Repurchase Request Deadline will be the same date as the Repurchase Pricing Date. If the tendered shares have been purchased immediately prior to the tender, the Fund will not release repurchase proceeds until payment for the tendered shares has settled.
If more shares are tendered for repurchase than the Fund has offered to repurchase, the Board may, but is not obligated to, increase the number of shares to be repurchased by up to 2.0% of the shares outstanding on the Repurchase Request Deadline. If there are still more shares tendered than are offered for repurchase, shares will be repurchased on a pro rata basis.
During the year ended October 31, 2025, the Fund completed four quarterly repurchase offers. For the repurchase offers ending January 10, 2025, April 11, 2025 and October 17, 2025, the Fund offered to repurchase 10.0% of the number of its outstanding shares as of the respective Repurchase Pricing Dates. For the repurchase offer ended July 16, 2025, the Fund offered to repurchase 25.0% of its outstanding shares as of the Repurchase Pricing Date. The result of the repurchase offers were as follows:

Repurchase Request Deadline	Percentage of Outstanding Shares the Fund Offered to Repurchase(1)	Repurchase Pricing Date	Pricing Date NAV	Amount Repurchased (in thousands)	Number of Shares Repurchased (all classes)	Percentage of Outstanding Shares Repurchased

1/10/2025	10%	1/10/2025	$23.29	$13,093	565,770	1.86%
4/11/2025	10%	4/11/2025	$22.20	$41,460	1,857,278	5.69%
7/16/2025	25%	7/16/2025	$22.68	$119,581	5,260,888	16.77%
10/17/2025	10%	10/17/2025	$22.86	$48,388	2,123,419	8.08%
(1)If total repurchase request exceeds 10.0% of the Fund’s outstanding shares, the Fund may increase the number of shares that it is offering to repurchase by up to an additional 2.0% of its total outstanding shares.

Asset-Based Finance Fund	October 31, 2025

Transactions to the Fund’s shares were as follows:

	Year Ended October 31, 2025		Year Ended October 31, 2024
	Shares	Amount (in thousands)	Shares	Amount (in thousands)
Shares Sold
Class D	—	$—	—	$—
Class I	659,232	15,727	1,363,559	32,654
Class T	145,057	3,371	276,336	6,614
Class U	722,875	16,525	2,500,271	57,441
Class PT	12,000	300	—	—

Reinvested Dividends
Class D	—	—	—	—
Class I	401,830	9,478	496,430	11,955
Class T	91,282	2,132	94,044	2,247
Class U	986,197	22,167	1,219,045	27,981
Class PT	—	—	—	—

Shares Redeemed(1)
Class D	(22,496)	(491)	(41,570)	(921)
Class I	(3,602,160)	(83,932)	(531,477)	(12,891)
Class T	(359,365)	(8,221)	(28,755)	(683)
Class U	(5,811,334)	(129,586)	(2,870,046)	(65,989)
Class PT	(12,000)	(292)	—	—

Shares Exchanged
Class D	—	—	—	—
Class I	1,266	30	—	—
Class T	33,168	798	—	—
Class U	(35,880)	(828)	—	—
Class PT	—	—	—	—
Net (Decrease) Increase in Net Assets	(6,790,328)	$(152,822)	2,477,837	$58,408

(1)Class PT shares were fully redeemed as of October 31, 2025.
8.    Commitments and Contingencies
The Fund may enter into certain credit agreements, of which all or a portion may be unfunded. The Fund will maintain sufficient liquidity to fund these commitments at the borrower’s discretion. As of October 31, 2025, total unfunded commitments on these credit agreements were $39.9 million and the cumulative unrealized losses on these unfunded commitments were less than $0.1 million.
Under the Fund’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund’s maximum liability exposure under these arrangements is unknown, as future claims that have not yet occurred may be made against the Fund. However, based on experience, management expects the risk of loss to be remote.

Asset-Based Finance Fund	October 31, 2025

9. Federal Income Taxes
The timing and characterization of certain income, capital gains, and return of capital distributions are determined annually in accordance with federal tax regulations, which may differ from GAAP. As a result, the net investment income and net realized losses on investment transactions for a reporting period may differ significantly from distributions during such period. These book to tax differences may be temporary or permanent in nature.
As of October 31, 2025, the permanent differences reclassified (to)/from Accumulated Deficit and Paid-in Capital were not material to the Fund’s financial statements.

The tax character of distributions declared for the years ended October 31, 2025 and October 31, 2024 were as follows (in thousands):

	Ordinary Income	Total

October 31, 2025*	$56,097	$56,097
October 31, 2024	61,529	61,529
*The final tax character of any distribution declared during 2025 will be determined in January 2026 and reported to shareholders on IRS Form 1099-Div in accordance with federal income tax regulations.
As of October 31, 2025, the components of accumulated losses on a tax basis for the Fund are as follows (in thousands):

Undistributed Ordinary Income	Net Unrealized Depreciation	Other Temporary Differences	Total Accumulated Losses

$5,052	$(21,353)	$(63,364)	$(79,665)
Net capital losses earned may be carried forward indefinitely and must retain the character of the original loss. As of October 31, 2025, the Fund had non-expiring capital loss carry-forwards of $61.2 million.
As of October 31, 2025, the total cost of securities for federal income tax purposes and the aggregate gross unrealized appreciation and depreciation for securities held by the Fund are as follows (in thousands):

Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Depreciation

$742,126	$24,135	$(45,488)	$(21,353)
10.     Borrowings
Credit facility: On July 13, 2023, the Fund entered into a multi-currency credit facility agreement (the “BNP Credit Facility”) with BNP Paribas SA to borrow up to $300.0 million, with options to increase the commitment in $5.0 million increments. Borrowings accrue interest based on the Secured Overnight Financing Rate, or at a rate applicable to each currency’s borrowings, plus a spread of 1.90%. Commitment fees accrue daily at a rate of 0.35% or 0.65%, depending on the utilization levels. On August 26, 2025, the BNP Credit Facility was modified to reduce the spread to 1.50%, update the borrowing base to include certain asset-based finance investments, and amend the maturity date so that the BNP Credit Facility can be terminated with a 180-day notice prior to its stated maturity date of July 13, 2026. Unless terminated by such notice, the BNP Credit Facility’s commitment terminates on July 13, 2026, with an option to extend the term. The BNP Credit Facility contains certain covenants that require the maintenance of ratios throughout the borrowing period. As of October 31, 2025, the Fund is in compliance with these covenants. The fair value of the BNP Credit Facility approximates its carrying value due to variable interest rates that periodically reset to market rates. This fair value was determined using Level 2 inputs in the fair value hierarchy.

Asset-Based Finance Fund	October 31, 2025

The components of interest expense, average interest rates (i.e., base interest rate in effect plus the spread), and average borrowings for the BNP Credit Facility during the year ended October 31, 2025 were as follows (in thousands):

Stated interest expense	$14,404
Unused commitment fees	152
Amortization of deferred financing costs	143
Total interest expense	$14,699
Weighted average interest rate	5.60%
Average borrowings	$257,190
Reverse Repurchase Agreements: On May 25, 2022, the Fund executed a Master Repurchase Agreement (“MRA”) with J.P. Morgan Securities LLC (“JPM”) as the counterparty to the agreement. In this reverse repurchase agreement, the Fund delivers a security in exchange for cash to JPM with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. The Fund is entitled to receive the principal and interest payments, if any, made on the security delivered to JPM during the term of the agreement.
Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale by the Fund may decline below the price of the securities the Fund has sold but is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund’s obligation to repurchase the securities, and the Fund’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision. Also, the Fund would bear the risk of loss to the extent that the proceeds of the reverse repurchase agreement are less than the value of the securities subject to such agreements.
As of October 31, 2025, the Fund had the following reverse repurchase agreements outstanding, which were equal to 2.7% of the Fund’s net assets (in thousands):

Counterparty	Amount Borrowed	Borrowing Rate	Borrowing Date	Maturity Date	Maturity Amount

J.P. Morgan Securities LLC	$8,420	5.09%	10/8/2025	11/10/2025	$8,459
J.P. Morgan Securities LLC	6,616	5.09%	10/8/2025	11/10/2025	6,647
Totals	$15,036				$15,106
As of October 31, 2025, the fair value of securities pledged as collateral for reverse repurchase agreements were $30.3 million, as noted in the Consolidated Schedule of Investments. For the year ended October 31, 2025, the average daily balance and average interest rate in effect for reverse repurchase agreements were $15.0 million and 5.1%. respectively. The carrying value of borrowings under the reverse repurchase agreement approximates fair value due to the short term nature of these transactions. The fair value was determined using Level 2 inputs in the fair value hierarchy.
The following is a summary of the reverse repurchase agreements by the type of collateral and the remaining contractual maturity of the agreements (in thousands):

	Overnight and Continuous	Up to 30 Days	30 to 90 Days	Greater than 90 Days	Total

Asset Backed Securities	$—	$15,036	$—	$—	$15,036
The following table includes the gross and net amounts of instruments and transactions eligible for offset in the Consolidated Statement of Assets and Liabilities, as well as instruments and transactions subject to an agreement similar to a master netting arrangement (in thousands):

Asset-Based Finance Fund	October 31, 2025

	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Consolidated Statement of Assets & Liabilities	Net Amounts Presented in the Consolidated Statement of Assets & Liabilities	Collateral
				Non-Cash Collateral (Pledged) / Received(1)	Cash Collateral (Pledged) / Received(1)	Net Amount

Reverse Repurchase Agreements	$15,036	$—	$15,036	$(15,036)	$—	$—
(1) Refer to the Consolidated Schedule of Investments for the securities pledged as collateral. The value of these securities is $30.3 million. Excess of collateral pledged to the individual counterparty is not shown for financial statement purposes.
Reverse repurchase transactions are entered into by the Fund under the MRA which permits the Fund, under certain circumstances, including an event of default of the Fund (such as bankruptcy or insolvency), to offset payables under the MRA with collateral held with the counterparty and create one single net payment from the Fund. Upon a bankruptcy or insolvency of the MRA counterparty, the Fund is considered an unsecured creditor with respect to excess collateral and, as such, the return of excess collateral may be delayed. In the event the buyer of securities (i.e. the MRA counterparty) under the MRA files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the MRA may be restricted while the other party, or its trustee or receiver, determines whether or not to enforce the Fund’s obligation to repurchase the securities.
11.     Segment Reporting
The Fund operates through a single operating and reporting segment with a principal objective of providing attractive risk-adjusted returns and generating current income. The Fund’s President acts as the Fund’s chief operating decision maker (“CODM”) and is responsible for assessing performance and allocating resources with respect to the Fund. The CODM has concluded that the Fund operates as a single operating segment because the Fund has a single investment strategy, as disclosed in its prospectus, against which the CODM assesses the Fund’s performance. In addition to other metrics, the CODM uses the net increase/decrease in net assets resulting from operations as a key metric to assess the Fund’s performance against its benchmark. As the Fund’s investment operations comprise a single reporting segment, the segment assets are the same assets that are reported in the Consolidated Statement of Assets and Liabilities, and significant segment expenses are the same as those listed on the Consolidated Statement of Operations.
12. Forward Foreign Currency Contracts
The Fund enters into forward foreign currency contracts to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed. Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Consolidated Statement of Assets and Liabilities. The Fund’s primary risk related to hedging is the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.
As of October 31, 2025, the fair value of the forward foreign currency contract was $$0.3 million, as reflected in the Consolidated Statement of Assets and Liabilities. For the year ended October 31, 2025, the change in net unrealized appreciation on the forward foreign currency contract was $0.3 million, as reflected in the Consolidated Statement of Operations.

Asset-Based Finance Fund	October 31, 2025

13.     Senior Securities Asset Coverage
The following table sets forth certain information regarding the Fund’s senior securities as of October 31, 2025 and the prior fiscal years. The Fund’s senior securities during this time period are comprised solely of outstanding indebtedness from its credit facility, which constitutes a “senior security” as defined in the 1940 Act. Pursuant to Rule 18f-4 under the 1940 Act, the Fund has elected to treat its reverse repurchase agreement as a derivative and, therefore, it does not qualify as a “senior security” for purposes of the 1940 Act.

Period Ended	Amount Outstanding (in thousands)	Asset Coverage Per $1,000(1)
October 31, 2025	$240,968	$3,311
October 31, 2024	253,428	3,925
October 31, 2023	221,899	3,877
October 31, 2022	222,594	3,266
October 31, 2021	148,685	3,997
October 31, 2020	5,538	23,142
(1)Asset coverage per $1,000 of debt is calculated by subtracting the Fund’s liabilities and indebtedness not representing senior securities from the Fund’s total assets, dividing the result by the aggregate amount of the Fund’s senior securities representing indebtedness then outstanding, and multiplying the result by 1,000.

14.     Subsequent Events
At meetings held on May 29-31, 2025, the Board approved certain changes to the investment objectives, strategies, guidelines and policies of the Fund, pursuant to which the Fund will primarily focus on asset-based finance investments with a multi-sector investment approach that seeks the most attractive relative value and risk-adjusted returns from investments across a range of sectors (such changes, collectively, the “Conversion”). As part of the Conversion, the Fund’s name was changed to “KKR Asset-Based Finance Fund” ("K-ABF").
On December 16, 2025, shareholders of the Fund approved matters related to the Conversion, including a new investment advisory agreement (the “New Advisory Agreement”) between the Fund and the Adviser and changes to the Fund’s fundamental policy to make quarterly offers to repurchase its outstanding shares.
Pursuant to an Amended and Restated Expense Limitation and Reimbursement Agreement (the “Amended and Restated Expense Limitation Agreement”) effective December 17, 2025, through February 28, 2027, the Adviser has agreed to waive its fees and/or reimburse expenses of the Fund so that Specified Expenses will not exceed 0.60% of the average daily value of K-ABF’s net assets (annualized). The Adviser has also agreed to temporarily waive the fees payable to the Adviser under the New Advisory Agreement as follows: (i) for the period beginning on December 17, 2025 through March 31, 2026, the Adviser will waive the Investment Advisory Fee and the Incentive Fee payable under the New Advisory Agreement, and (ii) for the period beginning on April 1, 2026 through December 31, 2026, the Adviser will waive the Investment Advisory Fee and the Incentive Fee under the New Advisory Agreement to the extent necessary to ensure that the aggregate Investment Advisory Fee and the Incentive Fee payable by the Fund does not exceed 1.74% (annualized) of the Fund’s average daily net assets (together, the “Management Fee Waiver Agreements”). Unless otherwise extended by agreement between the Fund and the Adviser, the Investment Advisory Fee payable by the Fund after the termination of the Management Fee Waiver Agreements will be at the annual rate of 1.00% of the value of the Fund’s net assets. The fees waived pursuant to the Management Fee Waiver Agreements are not subject to recoupment by the Adviser under the Amended and Restated Expense Limitation Agreement.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the shareholders and the Board of Trustees of KKR Asset-Based Finance Fund (formerly known as KKR Credit Opportunities Portfolio):

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying consolidated statement of assets and liabilities of KKR Asset-Based Finance Fund (formerly known as KKR Credit Opportunities Portfolio) (the "Fund"), including the consolidated schedule of investments, as of October 31, 2025, the related consolidated statements of operations and cash flows for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, the consolidated financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the ”financial statements and financial highlights”). In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position and schedule of investments of the Fund as of October 31, 2025, and the results of its operations and its cash flows for the year then ended, the changes in net assets for each of the two years in the period then ended, and financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2025, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

San Francisco, California

December 19, 2025

We have served as the auditor of one or more investment companies within the group of investment companies since 2013.

Asset-Based Finance Fund	October 31, 2025

Trustees and Officers

Name, Year of Birth and Address	Position(s) Held with the Fund	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Experience	Number of Portfolios in Fund Complex Overseen by Trustee(2)	Other Directorships Held by Trustee(3)

Interested Trustees(1)

Rudy Pimentel (1969) KKR Credit Advisors (US) LLC 555 California Street 50th Floor San Francisco, CA 94104	Trustee, Chair and President	Since January 2024	Managing Director, KKR (since 2022), Vice President, T. Rowe Price (2017-2022).	2	None.

Independent Trustees(1)

Jeffrey L. Zlot (1971) KKR Credit Advisors (US) LLC 555 California Street 50th Floor San Francisco, CA 94104	Trustee	Since Inception	Managing Director, Alvarium Tiedemann (formerly, Tiedemann Advisors) (investment consultant and investment banking) (since 1997).	2	None.

Michael E. Cahill (1951) KKR Credit Advisors (US) LLC 555 California Street 50th Floor San Francisco, CA 94104	Trustee	Since Inception	Executive Vice President (2008-2013) and Managing Director and General Counsel (1991-2013), The TCW Group, Inc. and Trust Company of the West (financial services firm).	2	None.

Catherine Sidamon-Eristoff (1964) KKR Credit Advisors (US) LLC 555 California Street 50th Floor San Francisco, CA	Trustee	Since Inception	Treasurer and Board Member, C-Change Conversations (non-profit organization), Board Member, FlexPaths LLC (workplace strategy and consulting firm), Managing Director, Constellation Wealth Advisors (financial services firm) (2007-2015).	4	KKR Enhanced US Direct Lending Fund-L Inc.

Lourdes Perez-Berkeley (1962) KKR Credit Advisors (US) LLC 555 California Street 50th Floor San Francisco, CA	Trustee	Since November 2024	Senior Advisor, Independence Point Advisors (investment bank advisory firm) (since 2022), Director-Financial Markets Advisory, BlackRock (2015-2018), Director, PwC LLP (2010-2015), Managing Director, Citigroup (1988-2003), Deloitte & Touche (1984-1987).	2	None.
(1)“Independent Trustees” are those trustees who are not “interested persons” (as defined in Section 2(a)(19) of the 1940 Act) of the Fund, and “Interested Trustees” are those trustees who are interested persons of the Fund. Mr. Pimentel is an Interested Trustee because he is a Member of KKR, the parent company of the Adviser.
(2)The Fund Complex is comprised of the Fund, KKR Real Estate Select Trust, KKR Income Opportunities Fund, KKR Asset-Based Income Fund, and KKR US Direct Lending Fund-U Inc.
(3)This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (i.e., “public companies”) or other investment companies registered under the 1940 Act.

Asset-Based Finance Fund	October 31, 2025

Name and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Experience

Principal Officers who are not Trustees

Rudy Pimentel (1969)	Trustee, Chair and President	Since January 2024	Managing Director, KKR (since 2022), Vice President, T. Rowe Price (2017-2022).

Thomas Murphy (1966)	Treasurer, Chief Financial Officer and Chief Accounting Officer	Since Inception	Managing Director (Finance & Accounting), KKR Credit Advisors (US) LLC (since 2012); Chief Financial Officer, KKR Financial Holdings LLC (since 2009).

Michael Nguyen (1982)	Chief Compliance Officer	Since June 2022	Director, KKR Credit Advisors (US) LLC (since 2013).

Lori Hoffman (1988)	Secretary and Vice President	Since June 2022	Director, KKR Credit Advisors (US) LLC (since 2020).

Doug Krupa (1978)	Vice President, Head of Investor Relations	Since Inception	Managing Director, KKR Client and Partner Group (since 2019).

Asset-Based Finance Fund	October 31, 2025

Dividend Reinvestment Plan (Unaudited)
KKR Asset-Based Finance Fund (formerly, KKR Credit Opportunities Portfolio), a Delaware statutory trust (the “Fund”), hereby adopts the following Dividend Reinvestment Plan (the “Plan”) with respect to distributions declared by its board of trustees (the “Board”) on its shares of beneficial interest (the “Shares”):
1.Participation; Agent. The Fund’s Plan is available to shareholders of record of the Shares. SS&C GIDS, Inc. (“Plan Administrator”) acting as agent for each participant in the Plan, will apply income dividends or capital gains or other distributions (each, a “Distribution” and collectively, “Distributions”), net of any applicable U.S. withholding tax, that become payable to such participant on Shares (including shares held in the participant’s name and shares accumulated under the Plan), to the purchase of additional whole and fractional Shares for such participant.
2.Eligibility and Election to Participate. Participation in the Plan is limited to registered owners of Shares. The Fund’s Board reserves the right to amend or terminate the Plan. Shareholders automatically participate in the Plan, unless and until an election is made to withdraw from the Plan on behalf of such participating shareholder. If participating in the Plan, a shareholder is required to include all of the Shares owned by such shareholder in the Plan.
3.Share Purchases. When the Fund declares a Distribution, the Plan Administrator, on the shareholder’s behalf, will receive additional authorized shares from the Fund either newly issued or repurchased from shareholders by the Fund and held as treasury stock. The number of shares to be received when Distributions are reinvested will be determined by dividing the amount of the Distribution by the Fund’s net asset value per share. There will be no sales load charged on Shares issued to a shareholder under the Plan. All shares purchased under the Plan will be held in the name of each participant. In the case of shareholders, such as banks, brokers or nominees, that hold shares for others who are beneficial owners participating under the Plan, the Plan Administrator will administer the Plan on the basis of the number of shares certified from time to time by the record shareholder as representing the total amount of shares registered in the shareholder’s name and held for the account of beneficial owners participating under the Plan.
4.Timing of Purchases. The Fund expects to issue Shares pursuant to the Plan, immediately following each Distribution payment date, and the Plan Administrator will make every reasonable effort to reinvest all Distributions on the day the Distribution is paid (except where necessary to comply with applicable securities laws) by the Fund. If, for any reason beyond the control of the Plan Administrator, reinvestment of the Distributions cannot be completed within 30 days after the applicable Distribution payment date, funds held by the Plan Administrator on behalf of a participant will be distributed to that participant.
5.Account Statements. The Plan Administrator will maintain all shareholder accounts and furnish written confirmations of all transactions in the accounts, including information needed by shareholders for personal and tax records. The Plan Administrator will hold shares in the account of the shareholders in non-certificated form in the name of the participant, and each shareholder’s proxy, if any, will include those shares purchased pursuant to the Plan. The Plan Administrator will confirm to each participant each acquisition made pursuant to the Plan as soon as practicable but not later than 10 business days after the date thereof. No less frequently than quarterly, the Plan Administrator will provide to each participant an account statement showing the Distribution, the number of shares purchased with the Distribution, and the year-to-date and cumulative Distributions paid.
6.Expenses. There will be no direct expenses to participants for the administration of the Plan. There is no direct service charge to participants with regard to purchases under the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. All fees associated with the Plan will be paid by the Fund.
7.Taxation of Distributions. The reinvestment of Distributions does not relieve the participant of any taxes which may be payable on such Distributions.
8.Voting of Shares. Shares issued pursuant to the Plan will have the same voting rights as the Shares issued pursuant to the Fund’s public offering.

Asset-Based Finance Fund	October 31, 2025

9.Absence of Liability. Neither the Fund nor the Plan Administrator shall have any responsibility or liability beyond the exercise of ordinary care for any action taken or omitted pursuant to the Plan, nor shall they have any duties, responsibilities or liabilities except such as expressly set forth herein. Neither the Fund nor the Plan Administrator shall be liable for any act done in good faith or for any good faith omission to act, including, without limitation, any claims of liability: (a) arising out of the failure to terminate a participant’s account prior to receipt of written notice of such participant’s death, or (b) with respect to prices at which shares are purchased or sold for the participant’s account and the terms on which such purchases and sales are made. NOTWITHSTANDING THE FOREGOING, LIABILITY UNDER THE U.S. FEDERAL SECURITIES LAWS CANNOT BE WAIVED.
10.Termination of Participation. A shareholder who does not wish to have Distributions automatically reinvested may terminate participation in the Plan at any time by written instructions to that effect to the Plan Administrator. Such written instructions must be received by the Plan Administrator three (3) days prior to the record date of the Distribution or the shareholder will receive such Distribution in Shares through the Plan.
11.Amendment, Supplement, Termination, and Suspension of Plan. This Plan may be amended, supplemented, or terminated by the Fund at any time in its sole and absolute discretion. The amendment or supplement shall be filed with the Securities and Exchange Commission as an exhibit to a subsequent appropriate filing made by the Fund and shall be deemed to be accepted by each participant unless, prior to its effective date thereof, the Plan Administrator receives written notice of termination of the participant’s account. Amendment may include an appointment by the Fund or the Plan Administrator, with the approval of the Fund, of a successor agent, in which event such successor shall have all of the rights and obligations of the Plan Administrator under this Plan. The Fund may suspend the Plan at any time without notice to the participants.
12.Governing Law. This Plan and the authorization form signed by the participant (which is deemed a part of this Plan) and the participant’s account shall be governed by and construed in accordance with the laws of the State of New York.

Asset-Based Finance Fund	October 31, 2025

Additional Information

FEDERAL TAX INFORMATION

For the fiscal year ended October 31, 2025, certain dividends paid by the Fund may be subject to a maximum rate of 20.0%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was 0.0%.

For corporate shareholders, the percent of ordinary income distributions qualifying for corporate dividends received deduction for the fiscal year ended October 31, 2025 was 0.0%.

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871 (k)(2)(C) for fiscal year ended October 31, 2025 was 0.0%.

The percentage of taxable ordinary income distributions that are designated as interest related dividends under Internal Revenue Section 871 (k)(1)(C) for fiscal year ended October 31, 2025 was 71.9%.

Pursuant to Section 853 of the Internal Revenue Code, the Fund did not designate any amounts as foreign taxes paid for the fiscal year ended October 31, 2025. Foreign taxes paid for purposes of Section 853 may be less than actual foreign taxes paid for financial statement purposes.

Asset-Based Finance Fund	October 31, 2025

Approval of Investment Advisory Agreement - May 31, 2025
Background
At meetings held on May 29-31, 2025 (the “Board Meetings”), the Board of Trustees (the “Board”) of KKR Asset-Based Finance Fund (formerly, KKR Credit Opportunities Portfolio) (the “Fund”) approved certain changes to the investment objectives, strategies, guidelines and policies of the Fund, pursuant to which the Fund will primarily focus on asset-based finance investments with a multi-sector investment approach that seeks the most attractive relative value and risk-adjusted returns from investments across a range of sectors (such changes, collectively, the “Conversion”). KKR Credit Advisors (US) LLC (the “Adviser”) has served as the Fund’s investment adviser since its inception pursuant to the terms of an investment advisory agreement with the Fund dated January 17, 2020 (the “Existing Advisory Agreement”). In connection with the Conversion, the Adviser has proposed that the Existing Advisory Agreement be replaced by a new investment advisory agreement, subject to shareholder approval, which would reflect changes to certain material terms reflecting the services to be provided by the Adviser following the Conversion, the level and structure of the fees generally charged for such services, and the alignment of the Adviser’s compensation to the Fund’s ability to generate income (such new investment advisory agreement being referred to herein as the “New Advisory Agreement”).
At the Board Meetings, the Board, including the Trustees who are not “interested persons” of the Fund (the “Independent Trustees”), as defined in the Investment Company Act of 1940, as amended, considered and unanimously approved the New Advisory Agreement. In their deliberations, the Board reviewed materials relating to the New Advisory Agreement and the Conversion and considered, among the factors set forth below and other factors, the similarities and differences between the New Advisory Agreement and the Existing Advisory Agreement, including that the terms of the New Advisory Agreement are substantially the same as the terms of the Existing Advisory Agreement, with the exception of the changes to the management fee structure.
Prior to the Board Meetings, the Independent Trustees received a memorandum from their independent legal counsel concerning their duties and responsibilities in considering approval of changes to the investment strategy, share repurchase program and advisory fees of the fund. The Independent Trustees were also provided with excerpts of a memorandum from their independent legal counsel concerning their duties and responsibilities in considering approval of service provider agreements generally. In addition, the Board received and considered materials it deemed reasonably necessary for its review of the New Advisory Agreement, including materials and reports prepared by the Adviser comparing fee and expense information to that of a collection of registered closed-end funds operated as “interval funds” believed by the Adviser to have comparable investment objectives and strategies to the Fund (the “Peer Funds”). In addition to considering the information requested by the Board and furnished specifically to evaluate the New Advisory Agreement, the Trustees also considered information that has been presented to them at prior meetings of the Board.
The Independent Trustees discussed with management and separately with their independent legal counsel the materials provided by management prior to the Board Meetings.
In its consideration of the approval of the New Advisory Agreement, the Board considered several factors, including the following:
Nature, Extent and Quality of Services
In considering the nature, extent and quality of services provided by the Adviser, the Board members relied on their ongoing experience as Trustees of the Fund as well as on the materials provided at and prior to the Board Meetings. The Board reviewed and considered the nature and extent of the investment advisory services provided by the Adviser under the Existing Advisory Agreement and to be provided by the Adviser under the New Advisory Agreement, including similarities and differences in the nature and extent of its portfolio management, investment research and oversight of portfolio transactions, and noted the Adviser’s representations that the quality of the investment advisory services would be substantially similar to that of the services provided under the Existing Advisory Agreement. The Board further noted that it had received and considered information at other regular meetings throughout the year regarding the nature, quality and extent of services provided by the Adviser.

Asset-Based Finance Fund	October 31, 2025

The Board reviewed and considered the qualifications, background and experience of the investment team and other key personnel of the Adviser who provide advisory and non-advisory services to the Fund, including with respect to the strategy proposed for the Fund in connection with the Conversion. The Board also considered the resources, operations and practices of the Adviser both generally and in managing the Fund’s portfolio before and after the Conversion. The Board noted the Adviser’s extensive experience in managing similar portfolios containing a range of asset-backed finance (“ABF”) investments across asset sectors and throughout the capital structure of ABF opportunities as well as the Adviser’s analytical and risk management capabilities. The Board also noted that a portion of the Fund’s portfolio prior to the Conversion, namely the asset-based lending portion of the Fund’s Private Credit Strategy, had demonstrated the Adviser’s ability to successfully manage a portfolio of ABF investments on behalf of the Fund, observing that certain members of the team who managed that portion of the portfolio would continue to serve as portfolio managers of the Fund following the Conversion.
The Board determined that the nature, extent and quality of services provided by the Adviser to the Fund were appropriate and that the Fund should continue to benefit from the nature, extent and quality of these services as a result of the Adviser’s experience, personnel, operations and resources. In considering the nature, extent and quality of services provided by the Adviser, the Board members relied on their ongoing experience as Trustees of the Fund as well as on the materials provided at and prior to the Board Meetings. The Board reviewed and considered the nature and extent of the investment advisory services to be provided by the Adviser under the New Advisory Agreement, including portfolio management, investment research and overseeing portfolio transactions. It was further noted that the Adviser coordinates and oversees the provision of services provided to the Fund by other service providers. The Trustees observed that the nature of the Adviser’s responsibilities under the New Advisory Agreement would be identical to those under the Existing Advisory Agreement.
Performance, Fees and Expenses of the Fund
The Board considered the performance of the Fund for the one-year and three-year periods (as of December 31, 2024) under the management of the Adviser prior to the Conversion. The Board further considered that the Adviser would be implementing for the Fund new investment objectives and investment strategies, guidelines and policies in connection with the Conversion and that the reconstituted portfolio would have no actual performance history. The Trustees also received information regarding the Adviser’s performance track record in managing ABF strategies.
The Board considered the proposed advisory fee structure under the New Advisory Agreement. Management discussed with the Board industry and peer trends in management fees and expenses for funds and accounts with similar strategies, and the Board reviewed the Fund’s proposed advisory fee structure, both on an absolute basis and in comparison with the Peer Funds. The Board considered that the proposed advisory fee structure would have two components: (i) a monthly management fee of 1.00% (the “Base Management Fee”) and (ii) a quarterly incentive fee (the “Incentive Fee”), which is structurally substantially similar or identical to the Peer Funds and in line on a relative basis to the Peer Funds. The Board also considered that calculating the Base Management Fee based on Net Assets1 rather than Managed Assets2 which is the basis upon which the Existing Management Fee is calculated was more favorable to the Fund because it takes into account both the assets and liabilities of the Fund, and it aligns the Adviser’s fees with the performance of the investments in the Fund’s portfolio.

1 Under the New Advisory Agreement, the Base Management Fee is based upon the average daily value of the Fund’s net assets (as determined on each business day at the time set forth in the prospectus for determining net asset value per share) during the preceding month (“Net Assets”).

2 “Managed Assets” under the Existing Advisory Agreement means the total assets of the Fund (including any assets attributable to borrowings for investment purposes) minus the sum of the Fund’s accrued liabilities (other than liabilities representing borrowings for investment purposes).

Asset-Based Finance Fund	October 31, 2025

The Board further considered and viewed favorably that the Fund and the Adviser, at the request of the Independent Trustees and the Board, had proposed to enter into the Management Fee Waiver Agreements3 and Expense Limitation Agreement4, which, together, would reduce the fees and/or expenses payable by the Fund for the duration of the terms of such agreements. The Board also considered fees and expenses of other KKR-sponsored or advised accounts or clients with similar investment strategies.
The Board considered the effect of the new arrangements on the anticipated yield, distribution rate and expense ratio of the Fund. The Board noted and viewed favorably that the total annual fund operating expenses after waiver and/or expense reimbursements (accounting for the terms of the Management Fee Waiver Agreements and Expense Limitation Agreement, but excluding any Incentive Fee), were expected to be lower for all share classes of the Fund following the approval of the New Advisory Agreement, Management Fee Waiver Agreements and Expense Limitation Agreement.
The Board further noted that the Fund may incur portfolio transaction costs in connection with the Conversion and that such costs were expected to be appropriate when taking into account the anticipated benefits of the Conversion.
Following its review, in light of the extent and high quality of services that the Fund has received and is expected to continue to receive, the Board determined that the Fund’s anticipated fees and expenses were reasonable.
Economies of Scale
The Board considered the size and growth prospects of the Fund and how it relates to the structure of the Fund’s advisory fee schedule, which, similar to the Existing Advisory Agreement, does not include breakpoints under the New Advisory Agreement. The Board concluded that the Fund’s advisory fee structure under the New Advisory Agreement is appropriate in light of the projected size of the Fund and appropriately reflects the current economic and competitive environment for the Adviser. The Trustees also observed that they will have the opportunity to periodically re-examine whether the Fund has achieved economies of scale after the Conversion and in the future as the Fund grows to determine if and how any such economies of scale could be shared with the Fund and its investors.
Profitability of the Adviser
The Board considered the profitability to the Adviser as a result of its relationship with the Fund. The Adviser discussed with the Board its cost allocation methodology and the reasons why the Adviser believed it to be reasonable. The Board also examined the level of profits that could be expected to accrue to the Adviser from the fees payable under the New Advisory Agreement. The Board acknowledged that the Adviser’s profitability with respect to the Fund would be more variable under the New Advisory Agreement on account of the Incentive Fee. After discussion and analysis, the Board concluded that the profitability was in no case such as to render the advisory fees under the New Advisory Agreement excessive.

3 The Adviser has agreed to temporarily waive fees payable to the Adviser under the Existing Advisory Agreement and the New Advisory Agreement as follows: (i) for the period beginning on May 31, 2025, through December 31, 2025, the Adviser will waive the Management Fee under the Existing Advisory Agreement or the Base Management Fee under the New Advisory Agreement, as applicable; and (ii) for the period beginning on January 1, 2026, through December 31, 2026, the Adviser will waive the Base Management Fee and the Incentive Fee under the New Advisory Agreement to the extent necessary to ensure that the aggregate Base Management Fee and the Incentive Fee payable by the Fund does not exceed 1.74% of the Fund’s average daily net assets (together, the “Management Fee Waiver Agreements”).

4 Pursuant to an Amended and Restated Expense Limitation and Reimbursement Agreement (the “Expense Limitation Agreement”), through February 28, 2026, the Adviser has agreed to waive its fees and/or reimburse expenses of the Fund so that certain of the Fund’s expenses (the “Specified Expenses”) will not exceed 0.40% of the average daily value of the Fund’s net assets (annualized). “Specified Expenses” is currently defined to include all expenses incurred in the business of the Fund, including organizational costs, with the exception of (i) the Existing Management Fee, (ii) the Shareholder Servicing Fee (as defined in the Fund’s prospectus), (iii) the Distribution Fee (as defined in the Fund’s prospectus), (iv) brokerage costs, (v) dividend/interest payments (including any dividend payments, interest expenses, commitment fees, or other expenses related to any leverage incurred by the Fund), (vi) taxes, and (vii) extraordinary expenses (as determined in the sole discretion of the Adviser).

Asset-Based Finance Fund	October 31, 2025

Other Benefits of the Relationship
The Board considered other benefits to the Adviser derived from its relationship with the Fund. In this regard, they observed, among other things, that the Adviser could generate additional economies of scale for itself and its clients by managing the Fund’s assets. Based on information provided by and discussions with the Adviser, the Board concluded that these benefits did not appear to be material at that time.
Resources of the Adviser and Relationship with the Fund
The Board considered the financial circumstances of the Adviser and whether the Adviser has the resources necessary to perform its obligations under the New Advisory Agreement. The Board also reviewed and considered the relationship between the Fund and the Adviser, including the policies and procedures formulated and adopted by the Adviser for managing the Fund’s operations and the Board’s confidence in the competence and integrity of senior managers and key personnel of the Adviser. The Board concluded that the Adviser has the financial resources necessary to fulfill its obligations under the New Advisory Agreement and that it is beneficial for the Fund to continue its relationship with the Adviser.
Other Factors
The Board considered the controls and procedures adopted and implemented by the Adviser and monitored by the Fund’s Chief Compliance Officer and concluded that the conduct of business by the Adviser demonstrates a good faith effort on its part to adhere to high ethical standards in the conduct of the Fund’s business.
General Conclusion
After considering and weighing all of the above factors, the Board concluded that the Fund’s fees under the New Advisory Agreement are reasonable in light of the services to be provided by the Adviser, including those required to carry out the new investment objective, strategies, guidelines and policies, and it would be in the best interests of the Fund and its shareholders to approve the New Investment Advisory Agreement for an initial two-year term, renewable annually thereafter. In reaching this conclusion the Board did not give particular weight to any single factor referenced above. The Board considered these factors during the Board Meetings and prior to the Board Meetings, some of which were in executive session with only the Independent Trustees and their independent legal counsel present. Individual Trustees may have ascribed different weights to these factors in their individual considerations in reaching their unanimous decision to approve the New Advisory Agreement.

Asset-Based Finance Fund	October 31, 2025

Approval of Investment Advisory Agreement - June 13, 2025

Background
At a meeting of the Board of Trustees (the “Board”) of KKR Asset-Based Finance Fund (formerly, KKR Credit Opportunities Portfolio) (the “Fund”) held on June 13, 2025 (the “Meeting”), the members of the Board, including the Trustees who are not “interested persons” of the Fund (the “Independent Trustees”), as defined in the Investment Company Act of 1940, as amended, considered and unanimously approved the continuance of the investment advisory agreement between KKR Credit Advisors (US) LLC (the “Adviser”) and the Fund (the “Investment Advisory Agreement”).
Prior to the Meeting, the Independent Trustees received a memorandum from their independent legal counsel concerning their duties and responsibilities in considering approval of the Investment Advisory Agreement. The Board had also received and considered materials it deemed reasonably necessary for its review of the Investment Advisory Agreement, including materials and reports prepared by the Adviser and a third-party service provider comparing fee, expense and performance information to that of a collection of registered closed-end funds operated as “interval funds” believed by the Adviser to have comparable investment objectives and strategies to the Fund (the “Peer Funds”) as well as the Fund’s Morningstar category.
The Independent Trustees discussed with management and separately with their independent legal counsel the materials provided by management prior to the Meeting.
In its consideration of the approval of the Investment Advisory Agreement, the Board considered various factors, including the following:
Nature, Extent and Quality of Services
In considering the nature, extent and quality of services provided by the Adviser, the Board members relied on their ongoing experience as Trustees of the Fund as well as on the materials provided at and prior to the Meeting. The Board reviewed and considered the nature and extent of the investment advisory services provided by the Adviser under the Investment Advisory Agreement, including portfolio management, investment research and overseeing portfolio transactions. It was further noted that the Adviser coordinates and oversees the provision of services provided to the Fund by other service providers.
The Board reviewed and considered the qualifications, background and experience of the investment team and other key personnel of the Adviser who provide advisory and non-advisory services to the Fund. The Board also considered the resources, operations and practices of the Adviser both generally and in managing the Fund’s portfolio. The Board noted the Adviser’s extensive experience in managing portfolios of loans and fixed income securities, knowledge of loan and fixed income markets, expertise in private credit transactions, and analytical and risk management capabilities. The Board determined that the nature, extent and quality of services provided by the Adviser to the Fund were appropriate and that the Fund should continue to benefit from the nature, extent and quality of these services as a result of the Adviser’s experience, personnel, operations and resources. In considering the nature, extent and quality of services provided by the Adviser, the Board members relied on their ongoing experience as Trustees of the Fund as well as on the materials provided at and prior to the Meeting. The Board reviewed and considered the nature and extent of the investment advisory services provided by the Adviser under the Investment Advisory Agreement, including portfolio management, investment research and overseeing portfolio transactions. It was further noted that the Adviser coordinates and oversees the provision of services provided to the Fund by other service providers.
Performance, Fees and Expenses of the Fund
The Board considered the performance of the Fund for the one-year, three-year and five-year periods (as of December 31, 2024) under the management of the Adviser on an absolute basis and in comparison to that of the Peer Funds and the Fund’s Morningstar category. The Board also considered the Adviser’s rationale for including certain funds among the Peer Funds for purposes of comparison, as well as the reasons why the Adviser believes

Asset-Based Finance Fund	October 31, 2025

that the Fund’s Morningstar category provides an imprecise comparison. The Adviser also discussed with the Board the key contributors and detractors to the Fund’s performance during the period.
The Board then discussed with the Adviser the Fund’s fees and expenses relative to the Peer Funds, Morningstar category and other accounts advised by the Adviser. The Board noted that the Fund’s advisory fee is generally comparable to the fees charged by the Adviser or its affiliates to other clients for which it provides comparable services or uses overlapping portfolio management team members. The Board further noted that the Fund’s advisory fee was higher than the median advisory fee of its Morningstar category. The Board also took into account the impact of leverage on the advisory fee paid by the Fund. In addition to the advisory fee, the Board also reviewed the net expense ratio of the Fund’s Class I Shares and observed that the net expense ratio of the Fund’s Class I Shares was higher than the median but within the range of the Fund’s Morningstar category. Following its review, in light of the extent and high quality of services that the Fund receives, the Board determined that the Fund’s performance under the management of the Adviser was satisfactory and that the Fund’s fees and expenses were reasonable.
Economies of Scale
The Board considered the size and growth prospects of the Fund and how it relates to the structure of the Fund’s advisory fee schedule, which does not include breakpoints. The Board concluded that the Fund’s advisory fee is appropriate in light of the projected size of the Fund and appropriately reflect the current economic and competitive environment for the Adviser. The Trustees also observed that they will have the opportunity to periodically re-examine whether the Fund has achieved economies of scale in the future as the Fund grows to determine if and how any such economies of scale could be shared with the Fund and its investors.
Profitability of the Adviser
The Board considered the profitability to the Adviser as a result of its relationship with the Fund. The Board had been provided information concerning costs incurred and profits realized by the Adviser under the Investment Advisory Agreement. The Trustees observed that the pre-tax profit margins generated by the Fund were higher than the Adviser’s overall profit margins. The Adviser discussed with the Board its cost allocation methodology and the reasons why the Adviser believed it to be reasonable. The Board also examined the level of profits that could be expected to accrue to the Adviser from the fees payable under the Investment Advisory Agreement. After discussion and analysis, the Board concluded that the profitability was in no case such as to render the advisory fee excessive.
Other Benefits of the Relationship
The Board considered other benefits to the Adviser derived from its relationship with the Fund. Based on information provided by and discussions with the Adviser, the Board concluded that these benefits did not appear to be material at that time.
Resources of the Adviser and Relationship with the Fund
The Board considered the financial circumstances of the Adviser and whether the Adviser has the resources necessary to perform its obligations under the Investment Advisory Agreement. The Board also reviewed and considered the relationship between the Fund and the Adviser, including the policies and procedures formulated and adopted by the Adviser for managing the Fund’s operations and the Board’s confidence in the competence and integrity of senior managers and key personnel of the Adviser. The Board concluded that the Adviser has the financial resources necessary to fulfill its obligations under the Investment Advisory Agreement and that it is beneficial for the Fund to continue its relationship with the Adviser.
Other Factors
The Board considered the controls and procedures adopted and implemented by the Adviser and monitored by the Fund’s Chief Compliance Officer and concluded that the conduct of business by the Adviser demonstrates a good faith effort on its part to adhere to high ethical standards in the conduct of the Fund’s business.

Asset-Based Finance Fund	October 31, 2025

General Conclusion
After considering and weighing all of the above factors, the Board concluded that the Fund’s advisory fee was reasonable in light of the services provided by the Adviser and it would be in the best interests of the Fund and its shareholders to approve the renewal of the Investment Advisory Agreement for another year. In reaching this conclusion the Board did not give particular weight to any single factor referenced above. The Board considered these factors during the Meeting and over the course of numerous meetings, some of which were in executive session with only the Independent Trustees and their independent legal counsel present. Individual Trustees may have ascribed different weights to these factors in their individual considerations in reaching their unanimous decision to approve the renewal of the Investment Advisory Agreement.

Asset-Based Finance Fund	October 31, 2025

Privacy Notice
Protection and Security of Your Personal Information
Kohlberg Kravis Roberts & Co. L.P. (“KKR”) respects our investors’ right to privacy. All financial companies choose how they share personal information. Consumers have the right under U.S. federal law to limit some, but not all, sharing of personal information. U.S. federal law also requires us to inform you how we collect, share and protect your personal information. Investors may also have additional limiting rights under their respective State’s law. This notice is provided by KKR, its affiliates, and funds (“KKR”, “we”, or “us”). Please read this notice carefully to understand what we do, and call us at (212) 750-8300 if you have any questions.
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Asset-Based Finance Fund	October 31, 2025

•For the everyday business purposes of affiliates: KKR does not share personal information, including information about your credit worthiness, with our affiliates for their everyday business purposes.
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U.S. Federal law gives you the right to limit sharing of your personal information only for use (i) by affiliates everyday business purposes (information about your creditworthiness), (ii) by affiliates to market to you, and (iii) by non-affiliates to market to you. U.S. State laws and individual companies may give you additional rights to limit sharing.
How We Protect Your Personal Information
To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
Definitions
Affiliates: Companies related by common ownership or control. They can be financial and nonfinancial companies. KKR does not share with our affiliates, except to provide you products and services that meet your financial needs.
Non-affiliates: Companies not related by common ownership or control. They can be financial and nonfinancial companies. KKR does not share with non-affiliates so they can market to you.
Joint Marketing: A formal agreement between nonaffiliated financial companies that together market financial products and services to you. KKR does not jointly market.

Asset-Based Finance Fund	October 31, 2025

(b) Not applicable

Item 2. Code of Ethics.

(a) The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer and principal accounting officer (the “Code of Ethics”).

(b) Not applicable.

(c) During the period covered by this report, no amendments were made to the provisions of the Code of Ethics.

(d) During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from any provision of the Code of Ethics.

(e) Not applicable.

(f) A copy of the Code of Ethics is available as provided in Item 13(a)(1) of this report.

Item 3. Audit Committee Financial Expert.

(a)(1) The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee.

(a)(2) Lourdes Perez-Berkeley is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Deloitte & Touche LLP billed the Fund aggregate fees for services rendered to the Fund for the fiscal year as follows:

	10/31/2025	10/31/2024
(a)Audit Fees	$300,000	$300,000
(b)Audit-Related Fees	35,000	25,000
(c)Tax Fees	11,500	11,610
(d)All Other Fees	N/A	N/A
(e)(1) The Audit Committee pre-approves, to the extent required by applicable regulations (including paragraph (c)(7) of Rule 2-01 of Regulation S-X), (i) all audit and permitted non-audit services rendered by the independent accountants to the registrant and (ii) all non-audit services rendered by the independent accountants to the registrant’s investment adviser and to certain affiliates of the investment adviser.

(e)(2) The percentage of fees billed by Deloitte & Touche LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	10/31/2025	10/31/2024
Audit-Related Fees	—%	—%
Tax Fees	—%	—%
All Other Fees	N/A	N/A
(f) Not applicable.

(g) The aggregate non-audit fees and services billed by Deloitte & Touche LLP for the fiscal periods were $11,500 and $11,610.

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(h) Not applicable.

(i) Not applicable.

(j) Not applicable.

Item 5. Audit Committee of Listed Registrants.

(a) Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a) Consolidated Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

(a) Not applicable

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

(a) Not applicable

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

(a) Not applicable

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

(a) Not applicable

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

The statement regarding the basis for approval of the investment advisory contract is included in the response to Item 1, above.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment
Companies.

The registrant’s proxy voting and corporate actions policy and procedures are as follows:

PROXY VOTING POLICY AND PROCEDURES

A.    General

KKR Credit Advisors (US) LLC (the “Adviser”) provides investment advisory services to its Client, and invests the assets of these Clients in securities issued by public and private issuers. The Adviser has authority to vote proxies relating to such securities on behalf of its Clients. The Securities and Exchange Commission (the “SEC”) has adopted Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). Under this rule, registered investment advisers that exercise voting authority over securities held in client portfolios are required to implement proxy voting policies and describe those policies to their clients.

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This policy is designed to ensure that all proxies are voted in the best interest of the Adviser’s Clients, to provide disclosure of the Adviser’s proxy voting records and to ensure that certain documentation is retained.

B.    Proxy Voting Procedures

To assist it in its proxy-voting responsibilities, the Adviser currently subscribes to proxy-related services offered by Institutional Shareholder Services, Inc. (“ISS”). ISS provides the Adviser with its independent analysis and recommendation with respect to generally all proxy proposals that the Adviser votes on behalf of its clients, with respect to both U.S. and non-U.S. securities of publicly traded companies.

The Adviser will have the responsibility of voting proxies that it receives on behalf of its Clients. The Adviser has engaged ISS to assist with its proxy voting, however, the Adviser retains ultimate voting discretion with respect to its Clients. The Adviser may depart from an ISS recommendation in order to avoid voting decisions believed to be contrary to the best interests of its Clients. In each instance where the Adviser votes contrary to the ISS recommendation, The Adviser’s Legal/Compliance, in conjunction with the Adviser’s investment analyst who provides coverage for the relevant issuer, will document the basis for its contrary voting decision.

In addition, the Adviser may choose not to vote proxies in certain situations, such as where the Adviser has deemed the cost of voting would exceed any anticipated benefit to the Adviser’s Clients or where a proxy is received by the Adviser for a security it no longer manages on behalf of its Clients. The Adviser’s Legal/Compliance, in conjunction with the Adviser’s investment analyst who provides coverage for the relevant issuer, will document the basis for the Adviser’s decision not to vote.

C.    Conflicts of Interest

The Adviser may occasionally be subject to conflicts of interest in the voting of proxies due to business or personal relationships it maintains with persons having an interest in the outcome of certain votes. The Adviser, its affiliates and/or its employees may also occasionally have business or personal relationships with the proponents of proxy proposals, participants in proxy contests, corporate directors and officers or candidates for directorships.

If at any time, the Adviser becomes aware of an existing or potential conflict of interest relating to a particular proxy proposal, the Adviser’s Conflicts Committee (“Conflicts Committee”), or its designee, must be notified. Provided the Conflicts Committee has determined that a conflict or potential for a conflict exists, the proxy must be voted in alignment with the recommendation set forth by ISS. Appropriate documentation will be maintained by the Conflicts Committee.

D.    Proxy Voting Records

In accordance with Rule 204-2 under the Advisers Act, the Adviser will maintain the following records in connection with the Adviser’s proxy voting policies and procedures:
•a copy of the proxy voting policies and procedures;
•a copy of all proxy statements received regarding securities of its Clients;
•a record of each vote the Adviser casts on behalf of Firm Clients;
•records of the Adviser’s Client requests for proxy voting information, including a copy of each written request for information on how the Adviser voted proxies on behalf of the Client, and a copy of any written response by the Adviser to any Client request for information on how the Adviser voted proxies on its behalf; and
•any documentation prepared by the Adviser that was material to making a decision on how to vote, or that memorialized the basis for the voting decision.
The foregoing records will be maintained and preserved in accordance with the Adviser’s Maintenance of Books and Records Policy.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) Investment Team

The Fund is positioned, under the management of the Adviser, to take advantage of the full resources of KKR & Co. Inc.’s (together with its affiliates, “KKR”) global network. With more than 2,500 employees in its business, including

Asset-Based Finance Fund	October 31, 2025

more than 750 dedicated investment professionals, located in San Francisco, New York, Orlando, London, Dublin, Madrid, Hong Kong, Mumbai, Singapore and Sydney, the Adviser’s investment teams seek to leverage KKR’s private equity experience and extensive industry relationships in making strong investment choices on behalf of its clients. The investment professional of the Adviser, who has primary responsibility for day-to-day management and oversight of the Fund is Christopher A. Sheldon, Jeremiah S. Lane and Daniel Pietrzak. Additionally, the US Leveraged Credit Investment Committee that exercises oversight over, and provides insight to, the investment activities of the Fund is comprised of:

Christopher A. Sheldon joined KKR in 2004, and is a Member of KKR. Mr. Sheldon serves as the Head of Leveraged Credit. Mr. Sheldon is a Portfolio Manager for the Adviser’s Leveraged Credit and Private Credit funds and portfolios. Mr. Sheldon is a member of the Adviser’s US Leveraged Credit Investment Committee, Global Private Credit Investment Committee and the Adviser’s Portfolio Management Committee. Prior to joining KKR, Mr. Sheldon was a vice president and senior investment analyst with Wells Fargo’s high yield securities group. Previously, Mr. Sheldon worked at Young & Rubicam Advertising and SFM Media Corporation in their media-planning departments. Mr. Sheldon holds a B.A. from Denison University.

Jeremiah S. Lane joined KKR in 2005, and is a Member of KKR. Mr. Lane is a Portfolio Manager for the Adviser’s Leveraged Credit funds and portfolios. Mr. Lane is a member of the Adviser’s US Leveraged Investment Committee, as well as a member of the Adviser’s Portfolio Management Committee. Prior to joining KKR, Mr. Lane worked as an associate in the investment banking/technology, media and telecom group at J.P. Morgan Chase. Mr. Lane holds an A.B. with honors in History from Harvard University.

Daniel Pietrzak joined KKR in 2016 and is a Member of KKR. Mr. Pietrzak is a portfolio manager for KKR’s private credit funds and portfolios and a member of the Global Private Credit Investment Committee, Europe Direct Lending Investment Committee and KKR Credit Portfolio Management Committee. Mr. Pietrzak is Chief Investment Officer of the KKR / FS Investments joint venture and of the business development companies managed by the joint venture, including FS KKR Capital Corp., which trades on the NYSE. Prior to joining KKR, Mr. Pietrzak was a managing director and the co-head of Deutsche Bank’s structured finance business across the Americas and Europe. Previously, Mr. Pietrzak held various roles in the credit businesses of Societe Generale and CIBC World Markets. Mr. Pietrzak started his career at Price Waterhouse in New York and is a CPA. Mr. Pietrzak holds an M.B.A. in Finance from The Wharton School of the University of Pennsylvania and a B.S. in Accounting from Lehigh University.

(a)(2) Other Accounts Managed by the Portfolio Managers

The portfolio manager primarily responsible for the day-to-day management of the Fund also manages other registered investment companies, other pooled investment vehicles and other accounts, as indicated below. The following table identifies, as of October 31, 2025: (i) the number of registered investment companies, pooled investment vehicles and other accounts managed by the portfolio manager; and (ii) the total assets under management (“AUM”) of such companies, vehicles and accounts, and the number and total AUM of such companies, vehicles and accounts with respect to which the advisory fee is based on performance.

Daniel Pietrzak	Number of Accounts	Assets of Accounts (in millions)	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee (in millions)
Registered Investment Companies	4	$2,317	—	$—
Pooled Investment Vehicles Other Than Registered Investment Companies	20	$95,938	18	$22,430
Other Accounts	27	$5,367	16	$3,916

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Christopher A. Sheldon	Number of Accounts	Assets of Accounts (in millions)	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee (in millions)
Registered Investment Companies	1	$743	—	$—
Pooled Investment Vehicles Other Than Registered Investment Companies	8	$9,634	5	$6,957
Other Accounts	22	$8,344	12	$4,160

Jeremiah S. Lane	Number of Accounts	Assets of Accounts (in millions)	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee (in millions)
Registered Investment Companies	1	$743	—	$—
Pooled Investment Vehicles Other Than Registered Investment Companies	4	$16,992	1	$13,900
Other Accounts	74	$28,805	1	$302

(a)(2)(iv) Conflicts Of Interest

The Adviser will experience conflicts of interest in connection with the management of the Fund, including, but not limited to, those discussed below. Dealing with conflicts of interest is complex and difficult, and new and different types of conflicts may subsequently arise.

The members, officers and other personnel of the Adviser allocate their time, resources and other services between the Fund and other investment and business activities in which they are involved, including other funds, investment vehicles and accounts managed by KKR. The Adviser intends to devote such time as shall be necessary to conduct the Fund’s business affairs in an appropriate manner. However, the Adviser will continue to devote the time, resources and other services necessary to managing its other investment and business activities, and the Adviser is not precluded from conducting activities unrelated to the Fund. Substantial time will be spent by such members, officers and personnel monitoring the investments of other funds, investment vehicles and accounts managed by KKR.

The Adviser will, at times, compete with certain of its affiliates, including other entities it manages, for investments for the Fund, subjecting the Adviser to certain conflicts of interest in evaluating the suitability of investment opportunities and making or recommending acquisitions on the Fund’s behalf. The Adviser will receive advisory and other fees from the other entities it manages, and due to fee-offset provisions contained in the management agreements for such entities, the fees, at times, will not be proportionate to such entities’ investment accounts for any given transaction and the Adviser may have an incentive to favor entities from which it receives higher fees.

The Fund has adopted the Adviser’s allocation policy, which is designed to fairly and equitably distribute investment opportunities over time among funds or pools of capital managed by the Adviser, which may include proprietary accounts, including investment or co-investment vehicles established for personnel of KKR or its affiliates. The Adviser’s allocation policy provides that once an investment has been approved and is deemed to be in the Fund’s best interest, the Fund will receive a pro rata share of the investment based on capital available for investment in the asset class being allocated. Determinations as to the amount of capital available for investment are based on such factors as: the amount of cash on-hand, existing commitments and reserves, the targeted leverage level, the targeted asset mix and diversification requirements, other investment policies and restrictions, and limitations imposed by applicable laws, rules, regulations or interpretations. The outcome of this determination will result in the allocation of all, some or none of an investment opportunity to the Fund. In addition, subject to applicable law, affiliates of the Adviser will, from time to time, invest in one of the Fund’s portfolio companies and hold a different class of securities

Asset-Based Finance Fund	October 31, 2025

than the Fund. To the extent that an affiliate of the Adviser holds a different class of securities than the Fund, its interests might not be aligned with the Fund’s. Notwithstanding the foregoing, the Adviser will act in the best interest of the Fund in accordance with its fiduciary duty to the Fund.

The appropriate allocation among the Fund and other KKR funds and accounts of expenses and fees generated in the course of evaluating and making investments often will not be clear, especially where more than one KKR fund or account participates. The Adviser will determine, in its sole discretion, the appropriate allocation of investment-related expenses, including broken deal expenses incurred in respect of unconsummated investments and expenses more generally relating to a particular investment strategy, among the funds and accounts participating or that would have participated in such investments or that otherwise participate in the relevant investment strategy, as applicable, which could result in the Fund bearing more or less of these expenses than other participants or potential participants in the relevant investments.

The compensation payable by the Fund to the Adviser will be approved by the Board consistent with the exercise of the requisite standard of care applicable to trustees under state law. Such compensation is payable, in most cases, regardless of the quality of the assets acquired, the services provided to the Fund or whether the Fund makes distributions to Shareholders.

The Adviser and its affiliates will, at times, provide a broad range of financial services to companies in which the Fund invests, in compliance with applicable law, and will generally be paid fees for such services. In addition, affiliates of the Adviser could act as an underwriter or placement agent in connection with an offering of securities by one of the companies in the Fund’s portfolio. Any compensation received by the Adviser and its affiliates for providing these services will not be shared with the Fund and could be received before the Fund realizes a return on its investment. The Adviser will face conflicts of interest with respect to services performed for these companies, on the one hand, and investments recommended to the Fund, on the other hand.

KKR engages in a broad range of business activities and invests in portfolio companies and other issuers whose operations could be substantially similar to the issuers of the Fund’s portfolio investments. The performance and operation of such competing businesses could conflict with and adversely affect the performance and operation of the issuers of the Fund’s portfolio investments and could adversely affect the prices and availability of business opportunities or transactions available to these issuers.

From time to time, to the extent consistent with the 1940 Act and the rules and regulations promulgated thereunder, or with exemptive relief the Fund receives from the SEC, if any, the Fund and other clients for which the Adviser provides investment management services or carries on investment activities (including, among others, clients that are employee benefit plans subject to ERISA and related regulations) will make investments at different levels of an investment entity’s capital structure or otherwise in different classes of an issuer’s securities. These investments inherently give rise to conflicts of interest or perceived conflicts of interest between or among the various classes of securities held by the Fund and such other clients, including in the case of financial distress of the investment entity.

KKR and the Adviser sponsor and advise, and expect in the future to sponsor and advise, a broad range of investment funds, vehicles, and other accounts, including proprietary vehicles, that make investments worldwide. KKR will, from time to time, also make investments for its own account, including, for example, through investment and co-investment vehicles established for KKR personnel and associates. The Adviser and its affiliates are not restricted from forming additional investment funds, from entering into other investment advisory relationships (including, among others, relationships with clients that are employee benefit plans subject to ERISA and related regulations) or from engaging in other business activities, even to the extent such activities are in competition with the Fund and/or involve substantial time and resources of the Adviser. For example, the Adviser could invest, on behalf of an affiliated fund, in a company that is a competitor of one of the Fund’s portfolio companies or that is a service provider, supplier, customer or other counterparty with respect to one of the Fund’s portfolio companies or the Adviser could, on behalf of other entities it manages, acquire assets originated by, or provide financing to, portfolio companies and other issuers in which the Fund invests. In providing advice and recommendations to, or with respect to, such investments and in dealing in such investments on behalf of such other affiliated fund, to the extent permitted by law, the Adviser or its affiliates will not take into consideration the interests of the Fund and its portfolio investments and issuers thereof. Accordingly, such advice, recommendations and dealings will result in conflicts of interest for the Adviser. In addition, the Adviser’s ability to effectively implement the Fund’s investment strategies will be limited to the extent that contractual obligations relating to these permitted activities restrict the Adviser’s ability to engage in

Asset-Based Finance Fund	October 31, 2025

transactions that it would otherwise be interested in pursuing. Affiliates of the Adviser, whose primary business includes the origination of investments, engage in investment advisory business with accounts that compete with the Fund.

The Adviser and its affiliates will, from time to time, give advice and recommend securities to other clients that differs from, or is contrary to, advice given to or securities recommended or bought for the Fund even though their investment objectives are similar to the Fund’s.

To the extent not restricted by confidentiality requirements or applicable law, the Adviser will, from time to time, apply experience and information gained in providing services to the Fund’s portfolio companies in providing services to competing companies invested in by affiliates’ other clients, which could have adverse consequences for the Fund or its portfolio investments. In addition, in providing services in respect of such portfolio companies and other issuers of portfolio investments, the Adviser or its affiliates will, from time to time, come into possession of information that it is prohibited from acting on (including on behalf of the Fund) or disclosing as a result of applicable confidentiality requirements or applicable law, even though such action or disclosure would be in the interests of the Fund.

As a registered investment company, the Fund is limited in its ability to make investments in issuers in which the Adviser or its affiliates’ other clients have an investment. The Fund is limited in its ability to co-invest with the Adviser or one or more of its affiliates without an exemptive order from the SEC. On January 5, 2022, the SEC issued an exemptive order granting exemptive relief that expanded the Fund’s ability to co-invest with certain of its affiliates in privately negotiated transactions subject to restrictive conditions specified in the exemptive order intended to mitigate certain conflicts of interest.

On February 1, 2021, KKR acquired control of Global Atlantic Financial Group Limited (“Global Atlantic”), a retirement and life insurance company. KKR, including the Adviser, will serve as Global Atlantic’s investment manager. KKR, including the Adviser, generally expects to treat any Global Atlantic account as a client account for the purposes of allocating investment opportunities and related fees and expenses. Certain Global Atlantic accounts may co-invest alongside the Fund in some or all investments in the Fund’s Private Credit Strategy. Due to the limited nature of many Private Credit investment opportunities, the Adviser expects that participation by Global Atlantic accounts in co-investment transactions will generally reduce the allocations otherwise available to other co-investing accounts, including the Fund. The establishment of Global Atlantic accounts investing directly in the Private Credit Strategy investments will create a conflict of interest in that KKR will be incentivized to allocate more attractive investments and scarce investment opportunities to these proprietary entities and accounts rather than to the Fund. To mitigate this conflict, KKR will allocate investment opportunities in a manner that is consistent with an allocation methodology established by KKR and its affiliates (including the Adviser), as described above, in a manner designed to ensure allocations of such opportunities are made on a fair and equitable basis over time.

The Fund depends to a significant extent on the Adviser’s access to the investment professionals and senior management of KKR and the information and deal flow generated by the KKR investment professionals and senior management during the normal course of their investment and portfolio management activities. The senior management and the investment professionals of the Adviser source, evaluate, analyze and monitor the Fund’s investments. The Fund’s future success will depend on the continued service of the senior management team and investment professionals of the Adviser.

The Adviser’s relationship with other advisory clients and with KKR could create a conflict of interest to the extent the Adviser becomes aware of inside information concerning investments or potential investment targets. KKR has adopted information-sharing policies and procedures which address both (i) the handling of confidential information and (ii) the information barrier that exists between the public and private sides of KKR. KKR has compliance functions to administer KKR’s information-sharing policies and procedures and monitor potential conflicts of interest. The Fund cannot assure its investors, however, that these procedures and practices will be effective. Although the Fund plans to leverage KKR’s firm-wide resources to help source, conduct due diligence on, structure, syndicate and create value for the Fund’s investments (to the extent permitted by applicable law), KKR’s information-sharing policies and procedures referenced above, as well as certain legal, contractual and tax constraints, could significantly limit the KKR’s ability to do so. For example, from time to time KKR’s personnel will be in possession of material non-public information with respect to the Fund’s investments or potential investments, and as a result, such professionals will be restricted by KKR’s information-sharing policies or by law or contract, from sharing such information with the KKR professionals responsible for making the Fund’s investment decisions, even where the disclosure of such information

Asset-Based Finance Fund	October 31, 2025

would be in the best interest of the Fund or would otherwise influence the decisions taken by such investment professionals with respect to such investment or potential investment. In addition, this conflict and these procedures and practices could limit the freedom of the Adviser to enter into or exit from potentially profitable investments for the Fund which could have an adverse effect on the Fund’s results of operations. Conversely, the Adviser could pursue investments for the Fund without obtaining access to confidential information otherwise in its or KKR’s possession, which information, if reviewed, might otherwise impact the Adviser’s judgment with respect to such investments. Accordingly, as a result of such restrictions, the investment activities of KKR’s other businesses will differ from, or be inconsistent with, the interests of and activities that are undertaken for the Fund and there can be no assurance that the Fund will be able to fully leverage all of the available resources and industry expertise of KKR’s other businesses. Additionally, there will be circumstances in which one or more individuals associated with the Adviser will be precluded from providing services to the Fund because of certain confidential information available to those individuals or to other parts of KKR.

The nature of the Adviser’s businesses and the participation by its employees in creditors’ committees steering committees, or boards of directors of portfolio companies will, from time to time, result in the Adviser receiving material non-public information from time to time with respect to publicly held companies or otherwise becoming an “insider” with respect to such companies. With limited exceptions, KKR does not establish information barriers between its internal investment teams. Trading by KKR on the basis of such information, or improperly disclosing such information, could be restricted pursuant to applicable law and/or internal policies and procedures adopted by KKR to promote compliance with applicable law. Accordingly, the possession of “inside information” or “insider” status with respect to such an issuer by KKR or KKR personnel could, including where an appropriate information barrier does not exist between the relevant investment professionals or has been “crossed” by such professionals, significantly restrict the ability of the Adviser to deal in the securities of that issuer on behalf of the Fund, which could adversely impact the Fund, including by preventing the execution of an otherwise advisable purchase or sale transaction in a particular security until such information ceases to be regarded as material non-public information, which could have an adverse effect on the overall performance of such investment. In addition, affiliates of KKR in possession of such information could be prevented from disclosing such information to the Adviser, even where the disclosure of such information would be in the interests of the Fund. From time to time, the Adviser will also be subject to contractual “stand-still” obligations and/or confidentiality obligations that restrict its ability to trade in certain securities on behalf of the Fund. In certain circumstances, the Fund or the Adviser will engage an independent agent to dispose of securities of issuers in which KKR could be deemed to have material non-public information on behalf of the Fund. Such independent agent could dispose of the relevant securities for a price that is lower than the Adviser’s valuation of such securities which could take into account the material non-public information known to KKR in respect of the relevant issuer.

The Adviser could develop new businesses such as providing investment banking, advisory and other services to corporations, financial sponsors, management or other persons. Such services could relate to transactions that could give rise to investment opportunities that are suitable for the Fund. In such case, the Adviser’s client would typically require the Adviser to act exclusively on its behalf, thereby precluding the Fund from participating in such investment opportunities. The Adviser would not be obligated to decline any such engagements in order to make an investment opportunity available to the Fund. In addition, the Adviser could come into the possession of information through these new businesses that limits the Fund’s ability to engage in potential transactions.

The 1940 Act limits the Fund’s ability to invest in, or hold securities of, companies that are controlled by funds managed by KKR. Any such investments could create conflicts of interest between the Fund, the Adviser and KKR. The Adviser will also have, or enter into, advisory relationships with other advisory clients (including, among others, employee benefit plans subject to ERISA and related regulations) that could lead to circumstances in which a conflict of interest between the Adviser’s advisory clients could exist or develop. In addition, to the extent that another client of the Adviser or KKR holds a different class of securities than the Fund, the interest of such client and the Fund might not be aligned. As a result of these conflicts and restrictions, the Adviser could be unable to implement the Fund’s investment strategies as effectively as it could have in the absence of such conflicts or restrictions. In order to avoid these conflicts and restrictions, the Adviser could choose to exit these investments prematurely and, as a result, the Fund would forgo any future positive returns associated with such investments.

Certain other KKR client accounts or proprietary accounts have investment objectives, programs, strategies and positions that are similar to, or conflict with, those of the Fund, or compete with, or have interests adverse to, the Fund. This type of conflict could affect the prices and availability of the securities or interests in which the Fund

Asset-Based Finance Fund	October 31, 2025

invests. KKR will, from time to time, give advice or take action with respect to the investments held by, and transactions of, other KKR client accounts or proprietary accounts that could be different from or otherwise inconsistent with the advice given or timing or nature of any action taken with respect to the investments held by, and timing or nature of any action taken with respect to the investments held by, and transactions of, the Fund. Such different advice and/or inconsistent actions could be due to a variety of reasons, including, without limitation, the differences between the investment objective, program, strategy and tax treatment of the other KKR client accounts or proprietary accounts and the Fund or the regulatory status of other KKR client accounts and any related restrictions or obligations imposed on KKR as a fiduciary thereof. Such advice and actions could adversely impact the Fund.

KKR, for its own account or for the account of other KKR clients, could enter into real estate-related transactions with Fund portfolio companies. Such transactions could include, for example, buying or selling real estate assets, acquiring or entering into leasing arrangements or amending such arrangements or transferring options or rights of first refusal to acquire real estate assets. Such transactions, which do not involve securities, are not governed by restrictions on principal transactions and cross transactions but are subject to specific policies and procedures established by KKR to manage related conflicts.

The 1940 Act prohibits the Fund from participating in certain transactions with certain of its affiliates including an Adviser-affiliated broker-dealer. The Fund generally is prohibited, for example, from buying or selling any securities from or to another client of the Adviser or of KKR. The 1940 Act also prohibits certain “joint” transactions with certain of the Fund’s affiliates, which in certain circumstances could include investments in the same portfolio company (whether at the same or different times to the extent the transaction involves jointness) or transactions in which a broker-dealer affiliated with the Adviser participates as principal with the Fund. If a person acquires more than 25% of the Fund’s voting securities, the Fund will generally be prohibited from buying or selling any security from or to such person or certain of that person’s affiliates, or entering into prohibited joint transactions with such persons. Similar restrictions limit the Fund’s ability to transact business with its officers or trustees or their affiliates. The SEC has interpreted the 1940 Act rules governing transactions with affiliates to prohibit certain “joint transactions” involving entities that share a common investment adviser. As a result of these restrictions, the scope of investment opportunities that would otherwise be available to the Fund will be limited. These investment opportunities will generally be made available to other funds, vehicles and accounts advised by the Adviser that are not subject to similar restrictions under the 1940 Act.

The Fund’s shareholders are based in a wide variety of jurisdictions and take a wide variety of forms. Accordingly, they could have conflicting regulatory, legal, investment, tax, and other interests with respect to their investments in the Fund. The conflicting interests of individual shareholders relate to or arise from, among other things, the nature of investments made by the Fund, the selection, structuring, acquisition and management of investments, the timing of disposition of investments, internal investment policies of the shareholders and their target risk/return profiles. As a consequence, conflicts of interest could arise in connection with decisions made by the Adviser, including with respect to the nature or structuring of investments, which could be more beneficial for one shareholder than for another shareholder, especially with respect to shareholders’ individual tax situations. In addition, the Fund could make investments that have a negative impact on related investments made by the Fund in separate transactions. In selecting and structuring investments appropriate for the Fund, the Adviser will consider the investment and tax objectives of the Fund and its shareholders as a whole, not the investment, tax or other objectives of any shareholder individually.

The Adviser and the portfolio managers may also face other potential conflicts of interest in managing the Fund, and the descriptions above are not a complete description of every conflict of interest that could be deemed to exist in managing the Fund and other funds and accounts advised or controlled by KKR.

(a)(3) Portfolio Manager Compensation

Consistent with KKR’s global, integrated culture, KKR has one firm-wide compensation and incentive structure based on a global profit and loss statement, which covers the portfolio manager. KKR’s compensation structure is designed to align the interests of the investment personnel serving the Fund with those of the Fund’s shareholders and to give everyone a direct financial incentive to ensure that all of KKR’s resources, knowledge and relationships around the world are utilized to maximize risk-adjusted returns for each strategy.

Asset-Based Finance Fund	October 31, 2025

Each of KKR’s senior executives, including the portfolio manager responsible for the day-to-day management of the Fund, receives a base salary and is eligible for a cash bonus and equity compensation, as well as additional incentives including “dollars at work” in certain KKR fund investments (other than the Fund). The cash bonus, equity compensation and “dollars at work” are discretionary, and “dollars at work” and equity awards are typically subject to a vesting period of several years.

Compensation and other incentives are not formulaic, but rather are judgment and merit driven, and are determined based on a combination of overall firm performance, individual contribution and performance, business unit performance, and relevant market and competitive compensation practices for KKR’s various businesses and the individual roles/responsibilities within each of those businesses.

(a)(4) Securities Ownership of Portfolio Managers

As of the fiscal year ended October 31, 2025, the portfolio manager beneficially owned the following shares of the Fund:

Portfolio Manager	Dollar Range of Equity Securities Owned**
Christopher A. Sheldon	None
Jeremiah S. Lane	None
Daniel Pietrzak	None

** Ranges (None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, $100,001-$500,000, $500,001-$1,000,000 or over $1,000,000).

(b) Not applicable.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

No purchases were made during the reporting period by or on behalf of the registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Item 15. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees since the registrant last provided disclosure in response to this item.

Item 16. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report on Form N-CSR, that the design and operation of such procedures are effective to provide reasonable assurance that information required to be disclosed by the investment company on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) There have been no changes in the registrant’s internal control over financial reporting during the period covered by this report that materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

The registrant did not engage in securities lending activities during the period reported on this Form N-CSR.

Item 18. Reward of Erroneously Awarded Compensation

Asset-Based Finance Fund	October 31, 2025

(a) Not applicable.

(b) Not applicable.

Item 19. Exhibits.

(a)(1) The Code of Ethics, as amended, are filed herewith.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(a)(3) Not applicable.

(a)(4) Not applicable.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.

Asset-Based Finance Fund	October 31, 2025

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

KKR Asset-Based Finance Fund

By /s/ Rudy Pimentel
Rudy Pimentel, President

Date December 22, 2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/ Rudy Pimentel
Rudy Pimentel, President

Date December 22, 2025

By /s/ Thomas Murphy
Thomas Murphy, Treasurer, Chief Accounting
Officer & Chief Financial Officer

Date December 22, 2025